     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004


                                                 Commission File Nos. 333-106312
                                                                      811-21372
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No. __                               [ ]
                Post-Effective Amendment No. 1                               [X]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

             Amendment No. 7                                                 [X]

                     FKLA VARIABLE ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                      FEDERAL KEMPER LIFE ASSURANCE COMPANY
                               (Name of Depositor)

    1600 McConnor Parkway, Schaumburg,  Illinois                   60196-6801
(Address of Depositor's Principal Executive Offices)               (Zip Code)

Depositor's Telephone Number, including Area Code:                (877) 280-5102

                          Kenneth B. Terwilleger, Esq.
                              1600 McConnor Parkway
                           Schaumburg, Illinois 60196-6801
                     (Name and Address of Agent for Service)

                                   Copies To:

           Frank Julian, Esq.                     Joan E. Boros, Esq.
  Federal Kemper Life Assurance Company       Christopher S. Petito, Esq.
          1600 McConnor Parkway                      Jorden Burt LLP
       Schaumburg, Illinois 60196-6801        1025 Thomas Jefferson Street, N.W.
                                                      Suite 400E
                                                Washington, D.C. 20007

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It  is proposed that this filing will become effective (check appropriate box)
     [_] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on April 30, 2004 at the close of business, pursuant to paragraph (b)
         of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:

     Variable portion of individual periodic payment deferred variable annuity contracts.

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                                PROSPECTUS FOR
                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                           PERIODIC PAYMENT VARIABLE
                               ANNUITY CONTRACTS
--------------------------------------------------------------------------------
                             KEMPER ADVANTAGE III
                                   Issued By
                    FKLA VARIABLE ANNUITY SEPARATE ACCOUNT

                                      and

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   This Prospectus describes Periodic Payment Variable Annuity Contracts (the "Contract") offered by Federal Kemper Life Assurance Company ("we" or "FKLA"). These Contracts are designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. The Contract may be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval.


   You may allocate purchase payments to the Fixed Account or to one or more of the variable options. The Contract currently offers 51 variable investment options, each of which is a Subaccount of the FKLA Variable Annuity Separate Account. Currently, you may choose among Subaccounts that invest in the following Portfolios or Funds:


..  The Alger American Fund (Class O Shares)
..  Alger American Growth Portfolio
..  Alger American MidCap Growth Portfolio
..  Alger American Small Capitalization Portfolio
..  American Century Variable Portfolios, Inc. ("VP") (Class I Shares)
..  American Century VP Income & Growth
..  American Century VP Value
..  Dreyfus Investment Portfolios ("Dreyfus IP") (Service Shares)
..  Dreyfus IP MidCap Stock Portfolio
..  Dreyfus IP Technology Growth Portfolio
.. The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class) .. Dreyfus Variable Investment Fund ("Dreyfus VIF")
..  Dreyfus VIF Money Market Portfolio
.. Fidelity Variable Insurance Products Funds ("VIP") (Initial Class Shares) .. Fidelity VIP Contrafund(R)
..  Fidelity VIP Equity-Income
..  Fidelity VIP Growth
..  Fidelity VIP Index 500
..  Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
..  Franklin Global Communications Securities Fund
..  Franklin Rising Dividends Securities Fund
..  Franklin Small Cap Value Securities Fund
..  Franklin Strategic Income Securities Fund
..  Franklin U.S. Government Fund
..  Franklin Zero Coupon Fund 2010
..  Mutual Discovery Securities Fund
..  Mutual Shares Securities Fund
..  Templeton Developing Markets Securities Fund
..  AIM Variable Insurance Funds (Series 1 Shares) (formerly INVESCO Variable
   Investment Funds, Inc.)
..  AIM V.I. Real Estate Fund (formerly INVESCO VIF--Real Estate Opportunity
   Fund)
..  INVESCO VIF--Financial Services Fund
..  INVESCO VIF--Health Sciences Fund
..  INVESCO VIF--Utilities Fund
..  J.P. Morgan Series Trust II
..  JPMorgan International Equity Portfolio (formerly JP Morgan International
   Opportunities Portfolio)
..  JPMorgan Mid Cap Value Portfolio
..  JPMorgan Small Company Portfolio
..  Janus Aspen Series (Institutional Shares)
..  Janus Aspen Balanced
..  Janus Aspen Growth
..  Janus Aspen Mid Cap Growth
..  Janus Aspen Worldwide Growth
..  Janus Aspen Series (Service Shares)
..  Janus Aspen Mid Cap Value Portfolio
..  Janus Aspen Small Company Value Portfolio (formerly Janus Aspen Small Cap
   Value Portfolio)
..  One Group Investment Trust
..  One Group Investment Trust Bond Portfolio
..  One Group Investment Trust Government Bond Portfolio
..  One Group Investment Trust Balanced Portfolio
..  One Group Investment Trust Large Cap Growth Portfolio
..  One Group Investment Trust Equity Index Portfolio
..  One Group Investment Trust Diversified Equity Portfolio
..  One Group Investment Trust Mid Cap Growth Portfolio
..  One Group Investment Trust Diversified Mid Cap Portfolio
..  One Group Investment Trust Mid Cap Value Portfolio
..  Oppenheimer Variable Account Funds (Service Shares)
..  Oppenheimer Aggressive Growth Fund/VA
..  Oppenheimer Capital Appreciation Fund/VA
..  Oppenheimer Global Securities Fund/VA
..  Oppenheimer High Income Fund/VA
..  Oppenheimer Main Street Fund(R)/VA
..  Oppenheimer Main Street Small Cap Fund(R)/VA
..  Oppenheimer Strategic Bond Fund/VA

   The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

   This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference. You may obtain a free copy by writing us or calling (877) 280-5102. A table of contents for the SAI appears on page 44. You may also find this Prospectus and other required information about the Separate Account at the SEC's web site at http://www.sec.gov.

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   The date of this Prospectus is May 1, 2004.

TABLE OF CONTENTS
================================================================================


                                                                                             Page
                                                                                             ----
DEFINITIONS.................................................................................   4
SUMMARY.....................................................................................   6
SUMMARY OF EXPENSES.........................................................................   8
CONDENSED FINANCIAL INFORMATION.............................................................  11
FKLA, THE SEPARATE ACCOUNT AND THE FUNDS....................................................  12
FIXED ACCOUNT...............................................................................  17
THE CONTRACTS...............................................................................  17
CONTRACT CHARGES AND EXPENSES...............................................................  27
THE ANNUITY PERIOD..........................................................................  31
FEDERAL TAX MATTERS.........................................................................  34
DISTRIBUTION OF CONTRACTS...................................................................  40
VOTING RIGHTS...............................................................................  41
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................................................  41
DOLLAR COST AVERAGING.......................................................................  41
SYSTEMATIC WITHDRAWAL PLAN..................................................................  42
ASSET ALLOCATION SERVICE....................................................................  42
SPECIAL CONSIDERATIONS......................................................................  44
LEGAL PROCEEDINGS...........................................................................  44
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......................................  44
FINANCIAL STATEMENTS........................................................................  44
APPENDIX Federal Kemper Life Assurance Company Deferred Fixed and Variable Annuity IRA, Roth
  IRA and Simple IRA Disclosure Statement...................................................  45

                                  DEFINITIONS

   The following terms as used in this Prospectus have the indicated meanings:

   Accumulation Period--The period between the Date of Issue of a Contract and the Annuity Date.

   Accumulation Unit--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

   Annuitant--The person during whose lifetime the annuity is to be paid.

   Annuity Date--The date on which annuity payments are to commence.

   Annuity Option--One of several forms in which annuity payments can be made.

   Annuity Period--The period starting on the Annuity Date during which we make annuity payments to you.

   Annuity Unit--A unit of measurement used to determine the amount of Variable Annuity payments.

   Beneficiary--The person designated to receive any benefits under a Contract upon your death.

   Company ("we", "us", "our", "FKLA")--Federal Kemper Life Assurance Company. Our home office is at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.

   Contract--A Periodic Payment Variable Annuity Contract offered by this Prospectus.

   Contract Value--The sum of the values of your interest in the Subaccount(s) of the Separate Account and the Fixed Account.

   Contract Year--The period between anniversaries of the Date of Issue of a Contract.

   Contribution Year--Each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. For example, if you make an initial payment of $15,000 and then make a later payment of $10,000 during the fourth Contract Year, the fifth Contract Year will be the fifth Contribution Year for the purpose of Accumulation Units attributable to the initial payment and the second Contribution Year with respect to Accumulation Units attributable to the later $10,000 payment.

   Date of Issue--The date on which the first Contract Year commences.

   Debt--The principal of any outstanding loan from the Fixed Account Contract Value, plus any accrued interest.

   Fixed Account--The General Account of FKLA to which you may allocate all or a portion of Purchase Payments or Contract Value.

   Fixed Account Contract Value--The value of your interest in the Fixed
Account.

   Fixed Annuity--An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

   Fund or Funds--The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds (which include Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II), Franklin Templeton Variable Insurance Products Trust, AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.), J.P. Morgan Series Trust II, Janus Aspen Series, One Group Investment Trust and Oppenheimer Variable Account Funds, including any Portfolios thereunder.

   General Account--All our assets other than those allocated to any legally segregated separate account. We guarantee a minimum rate of interest on Purchase Payments allocated to the General Account under the Fixed Account option.

   Non-Qualified Contract--A Contract which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Owner ("Contract Owner", "you", "your", "yours")--The person designated in the Contract as having the privileges of ownership.

   Portfolio--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to as a Fund.

   Purchase Payments--The dollar amount we receive in U.S. currency to buy the benefits this Contract provides.

   Qualified Contract--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Separate Account--The FKLA Variable Annuity Separate Account.

   Separate Account Contract Value--The sum of your interests in the Subaccount(s).

   Subaccounts--The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund or Portfolio of a Fund.

   Subaccount Value--The value of your interest in each Subaccount.

   Valuation Date--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

   Valuation Period--The interval of time between two consecutive Valuation
Dates.

   Variable Annuity--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

   Withdrawal Charge--The "contingent deferred sales charge" assessed against certain withdrawals of Accumulation Units in their first six Contribution Years or against certain annuitizations of Accumulation Units in their first six Contribution Years.

   Withdrawal Value--Contract Value minus Debt, any premium tax payable, and any Withdrawal Charge.

                                    SUMMARY

   The summary does not contain all information that may be important. Read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a State variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus.

   The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus.

   The minimum initial Purchase Payment for a Non-Qualified Contract is $2,500 and the minimum subsequent Purchase Payment is $500. The minimum Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction are equal to or greater than $600, we will accept a periodic payment for a Qualified Contract under $50. For a Non-Qualified Contract, a minimum of $500 in Contract Value must be allocated to an investment option before another investment option can be selected. For a Qualified Contract, as long as contribution amounts to a new investment option from a payroll or salary reduction plan are equal to or greater than $50 per month, you may select another such investment option. The maximum total Purchase Payments for a Contract is $1,000,000.

   The maximum total Purchase Payments that may be allocated to the Fixed Account each Contract Year is $100,000. Allocations and transfers to the Fixed Account are subject to other restrictions (See "Application of Purchase Payments," page 19, and "Transfer During Accumulation Period," page 20.)

   You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking [PAC] Agreement"). (See "The Contracts," page 17.)

   We provide for variable accumulations and benefits by crediting Purchase Payments to one or more Subaccounts of the Separate Account selected by you. Each Subaccount invests in a corresponding Fund or Portfolio of one of the Funds. (See "The Funds," page 12.) The Contract Values allocated to the Separate Account will vary with the investment performance of the Portfolios and Funds you select.

   We also provide for fixed accumulations and benefits in the Fixed Account. Any portion of the Purchase Payment allocated to the Fixed Account is credited with interest daily at a rate periodically declared by us at our discretion, but not less than the minimum guaranteed rate. (See "Fixed Account," page 17.)

   The investment risk under the Contract is borne by you, except to the extent that Contract Values are allocated to the Fixed Account and are guaranteed to earn at least the minimum guaranteed rate.

   Transfers between Subaccounts are permitted before and after the Annuity Date, if allowed by the qualified plan and subject to limitations. Restrictions apply to transfers into and out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 20 and 33, respectively.)

   No sales charge is deducted from any Purchase Payment. You may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of any charge. If you withdraw an amount in excess of 10% of the Contract Value less Debt in any Contract Year, the amount withdrawn in excess of 10% is subject to a contingent deferred sales charge (See "Withdrawal Charge," page 29.) The Withdrawal Charge starts at 6% in the first Contribution Year and reduces by 1% each Contribution Year so that there is no charge in the seventh and later Contribution Years. The Withdrawal Charge also applies at the annuitization of Accumulation Units in their sixth Contribution Year or earlier, except as set forth under "Withdrawal Charge." However, the aggregate Withdrawal Charge assessed against a Contract will never exceed 9% of the aggregate Purchase Payments made under the Contract. Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "Federal Tax Matters," page 34.)

   We charge for mortality and expense risk, for records maintenance, and for any applicable premium taxes. (See "Asset-Based Charges Against the Separate Account," page 28.) We also charge for optional death benefits (See "Death Benefits," page 22), and optional asset allocation services (See "Asset Allocation

Service," page 42.) The Funds will incur certain management fees and other expenses. (See "Summary of Expenses," page 8, "Investment Management Fees and Other Expenses" page 30, and the Funds' prospectuses.)


   You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG provides asset allocation services under PMG's Managed Investment Advisory Account ("MIAA"). MIAA allocates Contract Value among certain Subaccounts and the Fixed Account. (See "Asset Allocation Service.") If you elect to participate in MIAA, charges attributable to the MIAA services will be deducted from your Contract. MIAA annual charges deducted from your Contract are paid to PMG and are not Contract charges retained by us. (See "Summary of Expenses," page 8, and "Asset Allocation Service Charge," page 28.) For Non-Qualified Contracts, charges deducted from your Contract Value to pay MIAA charges are taxable distributions to you and may subject you to an additional 10% tax penalty. (See "Asset Allocation Program: Tax Treatment of Fees and Charges," page 43.) The MIAA and applicable fees are described more fully in a separate disclosure statement. MIAA is not available in all states or through all distributors. You should consult with your representative for details regarding the MIAA program, including fees and expenses.


   The Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Internal Revenue Code (the "Code") or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. (See "Taxation of Annuities in General," page 35, and "Qualified Plans," page 37.)

   You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, please also include a letter of instruction. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued; however, generally the refund is at least the Contract Value. (See "The Contracts," page 17.) In addition, a special "free look" period applies in some circumstances to Contracts issued as individual retirement annuities or as Roth IRAs.

                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.
State premium taxes may also be deducted.

              Contract Owner Transaction Expenses
              Sales Load Imposed on Purchases
              (as a percentage of Purchase Payments)..    None
              Maximum Withdrawal Charge/(1)/
              (as a percentage of amount surrendered):      6%

                                                       Withdrawal
              Contribution Year                          Charge
              -----------------                        ----------
              First year..............................   6.00%
              Second year.............................   5.00%
              Third year..............................   4.00%
              Fourth year.............................   3.00%
              Fifth year..............................   2.00%
              Sixth year..............................   1.00%
              Seventh year and following..............   0.00%

              Maximum Transfer Fee:...................    None

--------

Commutation Charge/(2)/
   An amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using:

      A. For a fixed annuity option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

      B. For a variable annuity option, (i) a discount rate that is equal to the assumed investment rate used to determine the initial payment and (ii) the assumed investment rate plus 2%.

Qualified Plan Loan Interest Rates/(3)/

Loans not subject to ERISA   --    5.50%
Loans subject to ERISA          -- Moody's Corporate Bond Yield Average - Monthly
                                   Average Corporates (rounded to nearest 0.25%)

--------
/(1)/Each Contract Year, a Contract Owner may withdraw up to 10% of Contract
    Value less debt without incurring a Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See "Withdrawal Charge."

/(2)/This Charge only applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant during the Annuity Period, or in commutation of remaining annuity payments under Annuity Option 1. See "Commutation Charge," and "Death of Annuitant or Owner".

/(3)/Loans are only available under certain qualified plans. Interest rate depends on whether plan is subject to Employee Retirement Income Security Act of 1974 ("ERISA"). The value securing the loan will earn interest equal to the loan interest rate reduced by not more than 2.5%. See "9. Loans".

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

    Quarterly Records Maintenance Charge........................ $ 7.50/(4)/

    Separate Account Annual Expenses
    (as a percentage of average Separate Account Contract Value)
       Mortality and Expense Risk Charge:.......................  1.30%
                                                                 ------
       Total Separate Account Annual Expenses:..................  1.30%
                                                                 ======
    Optional Death Benefit Charges/(5)/:
       Zurich Safeguard/SM/.....................................  0.20%
       Zurich Safeguard/SM/ Plus................................  0.35%
                                                                 ------
    Total Separate Account Annual Expenses including
      Optional Death Benefit Charges............................  1.65%
                                                                 ======
    Other Optional Benefit Expenses
      MIAA/(6)/ Initial Set Up Fee.............................. $30.00
     MIAA Annual Expense (as a percentage of Contract
       Value)
       Current..................................................  0.50%/(7)/
       Maximum..................................................  1.00%/(8)/

--------

/(4)/The records maintenance charge is reduced to $3.75 for Contracts with Contract Value between $25,000 and $50,000 on the date of assessment. There is no charge for Contracts with Contract Value of $50,000 or more. In certain circumstances we may reduce or waive the annual records maintenance charge. See "Records Maintenance Charge."
/(5)/The Optional Death Benefit Charges do not apply to the Fixed Account or
     Dreyfus VIF Money Market Subaccount.
/(6)/The Managed Investment Advisory Account ("MIAA") is an asset allocation service offered by our affiliate, PMG Asset Management, Inc. ("PMG") (See "Asset Allocation Service").
/(7)/Charged quarterly in arrears at the rate of .125% per calendar quarter of Contract Value subject to the MIAA Expense, using an average daily weighted balance methodology. MIAA charge is paid to PMG and is not retained by us. (See "Asset Allocation Service.")

/(8)/The MIAA Expense charge may be increased for new Contracts up to a maximum of 1.00%.


   The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


                                                                         Minimum --  Maximum
Total Annual Fund Operating Expenses/(9)/ (expenses that are deducted from Fund assets, including management fees, distribution and/or service
(12b-1) fees, and other expenses, prior to any fee waivers or expense
reimbursements)                                                           0.34%  --  12.61%

--------
/(9)/The expenses shown are for the year ended December 31, 2003, and do not reflect any fee waivers or expense reimbursements.


   The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2004. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.28% and 1.80%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.


   THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLE
--------------------------------------------------------------------------------

   This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes Zurich Safeguard/SM/ Plus and the optional MIAA program with a 1.00% MIAA Expense. If these features were not elected or a less costly option were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

   Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    (1)If you surrender your Contract at the end of the applicable time period:

                      1 year                     3 years
                      ------                     -------
                      $2,056                     $4,489

    (2)a. If you annuitize your Contract at the end of the applicable time period under Annuity Option 2, 3, 4, or 5, or under Annuity Option 1 for a period of 10 years or more/(10)/:

                      1 year                     3 years
                      ------                     -------
                      $1,574                     $4,233

       b. If you annuitize your Contract at the end of the applicable time period under Annuity Option 1 for a period of less than 10 years/(10)/:

                      1 year                     3 years
                      ------                     -------
                      $2,056                     $4,489

    (3)If you do not surrender your Contract at the end of the applicable time period:

                      1 year                     3 years
                      ------                     -------
                      $1,574                     $4,233
--------
/(10)/Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3, 4, or 5, or under Annuity Option 1 for a period of 10 years or more. Currently, only a 10 year period is permitted under the Contract.

   The fee table and example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future performance of any Subaccount.

                        CONDENSED FINANCIAL INFORMATION


   Since the Contract was first offered as of the date of this Prospectus, no Condensed Financial Information is shown.

                   FKLA, THE SEPARATE ACCOUNT AND THE FUNDS

Federal Kemper Life Assurance Company

   We are a stock life insurance company organized in 1947 under the laws of the State of Illinois. Our offices are located at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. In addition to the Contracts, we offer other variable contracts with different benefits and costs. We are a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. ("BOIH"), a non-operating holding company. BOIH is a wholly-owned subsidiary of Bank One Corporation.


   On January 14, 2004, J.P Morgan Chase & Co. and Bank One Corporation announced that they have agreed to merge. The merger is subject to approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.


The Separate Account

   We established the FKLA Variable Annuity Separate Account on May 23, 2003 under Illinois law. The SEC does not supervise the management, investment practices or policies of the Separate Account or FKLA.

   Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   Fifty-one Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

   The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Funds

   The Separate Account invests in shares of the following registered, open-end management investment companies:
      . AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.)

      .  The Alger American Fund

      .  American Century Variable Portfolios, Inc.

      .  Dreyfus Investment Portfolios

      .  The Dreyfus Socially Responsible Growth Fund, Inc.

      .  Dreyfus Variable Investment Fund

      .  Fidelity Variable Insurance Products Funds

      .  Franklin Templeton Variable Insurance Products Trust

      .  J.P. Morgan Series Trust II

      .  Janus Aspen Series

      .  One Group Investment Trust

      .  Oppenheimer Variable Account Funds

   SEC registration does not involve SEC supervision of the Funds' management, investment practices or policies. The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, neither we nor the Funds foresee any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds must monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if we believe a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

   A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

   The 51 Portfolios or Funds are summarized below:

The Alger American Fund

   Alger American Growth Portfolio seeks long-term capital appreciation.

   Alger American MidCap Growth Portfolio seeks long-term capital appreciation.

   Alger American Small Capitalization Portfolio seeks long-term capital appreciation.

American Century Variable Portfolios, Inc.

   American Century VP Income & Growth Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective.

   American Century VP Value Portfolio seeks long-term capital growth. Income is a secondary objective.

Dreyfus Investment Portfolios

   Dreyfus IP MidCap Stock Portfolio seeks investment results that are greater than the total return performance of medium-size domestic companies in the aggregate as represented by the Standard and Poor's MidCap 400(R) Index.


   Dreyfus IP Technology Growth Portfolio seeks capital appreciation. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.


The Dreyfus Socially Responsible Growth Fund, Inc.

   This Fund's primary goal is to provide capital growth with current income as a secondary goal. To pursue this goal, the Fund normally invests at least 80% of its assets in common stocks of companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Fund

   Dreyfus VIF Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fidelity Variable Insurance Products Funds

   Fidelity VIP Contrafund Portfolio seeks long-term capital appreciation.

   Fidelity VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P(R) 500.

   Fidelity VIP Growth Portfolio seeks capital appreciation.

   Fidelity VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P(R) 500.

Franklin Templeton Variable Insurance Products Trust

   Franklin Global Communications Securities Fund seeks capital appreciation and current income.

   Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration.

   Franklin Small Cap Value Securities Fund seeks long-term total return.

   Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective.

   Franklin U.S. Government Fund seeks income.

   Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation.

   Mutual Discovery Securities Fund seeks capital appreciation.

   Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal.

   Templeton Developing Markets Securities Fund seeks long-term capital appreciation.

AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.)

   AIM V.I. Real Estate Fund (formerly INVESCO VIF--Real Estate Opportunity
Fund) seeks high total return.

   INVESCO VIF--Financial Services Fund seeks capital growth.

   INVESCO VIF--Health Sciences Fund seeks capital growth.

   INVESCO VIF--Utilities Fund seeks capital growth and current income.

J.P. Morgan Series Trust II

   JPMorgan International Equity Portfolio (formerly JPMorgan International Opportunities Portfolio) seeks to provide high total return from a portfolio of equity securities of foreign companies.

   JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation.

   JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks.

Janus Aspen Series

   Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   Janus Aspen Mid Cap Growth Portfolio seeks long-term growth of capital.

   Janus Aspen Mid Cap Value Portfolio seeks capital appreciation.

   Janus Aspen Small Company Value Portfolio (formerly Janus Aspen Small Cap Value Portfolio) seeks capital appreciation.

   Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

One Group Investment Trust

   One Group Investment Trust Bond Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

   One Group Investment Trust Government Bond Portfolio seeks a high level of current income with liquidity and safety of principal.

   One Group Investment Trust Balanced Portfolio seeks to provide total return while preserving capital.

   One Group Investment Trust Large Cap Growth Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

   One Group Investment Trust Equity Index Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

   One Group Investment Trust Diversified Equity Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

   One Group Investment Trust Mid Cap Growth Portfolio seeks growth of capital and secondarily, current income by investing primarily in equity securities.

   One Group Investment Trust Diversified Mid Cap Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

   One Group Investment Trust Mid Cap Value Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Oppenheimer Variable Account Funds

   Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in "growth type" companies.

   Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation.

   Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation.

   Oppenheimer High Income Fund/VA seeks a high level of current income.

   Oppenheimer Main Street Fund(R)/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

   Oppenheimer Main Street Small Cap Fund(R)/VA seeks capital appreciation.

   Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities.
--------
*"Standard & Poor's(R)," "S&P(R)" and "S&P MidCap 400(R)" are trademarks of The
 McGraw-Hill Companies, Inc. The Dreyfus Corporation has been licensed to use such trademarks, as applicable. The Dreyfus I.P. MidCap Stock Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's(R), and Standard & Poor's(R) makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio's Statement of Additional Information.

                               -----------------

   The Funds and Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses accompanying this Prospectus and statements of additional information available from us upon request.

   Fred Alger Management, Inc. serves as the investment adviser for the available Portfolios of The Alger American Fund.

   American Century Investment Management, Inc. is the investment adviser for the two available Portfolios of the American Century Variable Portfolios, Inc.

   The Dreyfus Corporation serves as the investment adviser for the available Portfolios of the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the available Portfolios of the Dreyfus Variable Investment Fund.

   Fidelity Management & Research Company is the investment adviser for the available Portfolios of the Fidelity Variable Insurance Products Funds. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, Fidelity Management & Research (Far East), Fidelity Investments Japan Limited
(FIJ), in Tokyo, Japan and FMR Co., Inc. (FMRC) serve as the sub-advisers for the Fidelity VIP Contrafund(R) Portfolio. FMRC serves as the sub-adviser for the Fidelity VIP Equity-Income Fund and the Fidelity VIP Growth Fund. Geode Capital Management, LLC serves as the sub-adviser for the Fidelity VIP Index 500 Fund.

   Franklin Advisory Services, LLC is the investment adviser for the Franklin Rising Dividends Securities Fund and the Franklin Small Cap Value Securities Fund. Franklin Advisers, Inc. is the investment adviser for the Franklin Global Communications Securities Fund, the Franklin Strategic Income Securities Fund, the Franklin U.S. Government Fund and the Franklin Zero Coupon Fund 2010. Franklin Mutual Advisers, LLC is the investment adviser for the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets Securities Fund.

   AIM Advisors, Inc. is the investment adviser for the available Portfolios of AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.), INVESCO Institutional (N.A.), Inc. is the sub-adviser for the available Portfolios of AIM Variable Insurance Funds.

   J.P. Morgan Investment Management, Inc. is the investment adviser for the available Portfolios of the J.P. Morgan Series Trust II.

   Janus Capital Management LLC (formerly Janus Capital Corporation) is the investment adviser for the available Portfolios of the Janus Aspen Series.

   Banc One Investment Advisors Corporation is the investment adviser for the available Portfolios of the One Group Investment Trust.

   OppenheimerFunds, Inc. is the investment manager for the available Portfolios of the Oppenheimer Variable Account Funds.

   The investment advisers are paid fees for their services by the Funds they manage. We may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangements. Such compensation typically is a percentage of Separate Account assets invested in the relevant Fund and generally may range up to 0.30% annually of net assets. We may also receive Rule 12b-1 fees directly from the Funds for providing services related to shares of Portfolios offered in connection with a Rule 12b-1 plan.


Change of Investments

   We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Funds or Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

   We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

   If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the Investment Company Act of 1940 ("1940 Act"); (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

                                 FIXED ACCOUNT

   Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Under the Fixed Account, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

   We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

                                 THE CONTRACTS

A. General Information.

   This Prospectus describes both Qualified Contracts and Non-Qualified Contracts. The minimum Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non- Qualified Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent Purchase

Payment is $500. An initial allocation of less than $500 may be made to the Fixed Account or to a Subaccount, or to the Fixed Account and one Subaccount. For a Non-Qualified Contract, no subsequent allocations of Purchase Payments may be made to any additional Subaccount or the Fixed Account until allocations total at least $500 to each Subaccount or the Fixed Account in which the Contract has an interest. For a Qualified Contract, if annualized contribution amounts to a new Subaccount from a payroll or salary reduction plan are at least $50 per month, allocations to another such Subaccount may be made.

   The maximum total Purchase Payments that may be made under the Contract is $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

   The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $100,000. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

   We reserve the right to not allow allocation of any Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%.

   You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking [PAC] Agreement"). For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

      . The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100.

      . The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

      . The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100

   We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. We may amend the Contract in accordance with changes in the law, including tax laws, regulations or rulings, and for other purposes.

   You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the Fixed Account on the date we receive the returned Contract, without any deduction for Withdrawal Charges or Records Maintenance Charges. Some states require the return of the Purchase Payment. If you decide to return your Contract for a refund during the "free look" period, please also include a letter of instruction.

   You designate the Beneficiary. However, in the case of joint owners, the surviving joint owner is automatically the primary beneficiary. If you die, and no designated Beneficiary or contingent Beneficiary is alive at that time, we will pay your estate.

   Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

   During the Accumulation Period and prior to the death of an Owner, you may assign a Non-Qualified Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and may subject you to a 10% tax penalty. (See "Federal Tax Matters.")

   The Annuitant is shown in the contract schedule. Prior to the Annuity Date, an Annuitant may be replaced or added unless the Owner is a non-natural person. There must be at least one Annuitant at all times. If the Annuitant dies, the youngest Owner will become the new Annuitant unless there is a surviving joint

Annuitant or a new Annuitant is otherwise named. Upon the death of an Annuitant prior to the Annuity Date, a death benefit is not paid unless the Owner is a non-natural person. If joint Annuitants are designated, the survivor will become the Annuitant if one of the joint Annuitants dies before the Annuity Date, unless the Owner is a non-natural person. Joint Annuitants are only permitted in Non-Qualified Contracts.

   Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

B. The Accumulation Period.

1. Application of Purchase Payments.

   You select allocation of Purchase Payments to the Subaccount(s) and the Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to the Fixed Account begin earning interest one day after we receive them. With respect to initial Purchase Payments, the amount is credited only after we determine to issue the Contract. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.

   The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount other than the Records Maintenance Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge is assessed.

   If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed.

   We may issue a Contract without a signed application if:

      . a dealer provides us with application information, electronically or in writing,

      .  we receive the initial Purchase Payment, and

      . you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

   Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

2. Accumulation Unit Value.

   Each Subaccount has Accumulation Unit values for each combination of asset based charges. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

   The Accumulation Unit value for each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. The Accumulation Unit values for each Valuation Period are applied to each day in the Valuation Period.

   Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

   The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

      (1 divided by 2) minus 3, where:

      (1) is:

      . the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

      . the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      . a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

      (2) is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

      (3) is the factor representing asset-based charges (the mortality and expense risk charge plus any applicable charges for optional death benefits.)

3. Contract Value.

   On any Valuation Date, the Contract Value equals the total of:

      .  the number of Accumulation Units credited to each Subaccount, times

      . the value of a corresponding Accumulation Unit for each Subaccount, plus

      .  your interest in the Fixed Account.

4. Transfer During Accumulation Period.

   During the Accumulation Period, you may transfer Contract Value among the Subaccounts and the Fixed Account subject to the following provisions:

      . The minimum amount which may be transferred is $500 or, if smaller, the remaining amount in the Fixed Account or a Subaccount.

      . No partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $500 unless the transfer will eliminate your interest in such account.

      . Total transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract anniversary or, in the case of transfers in the first Contract Year, the issue date. Transfers made under a systematic investment program approved by us are not currently subject to this limitation, but we reserve the right to impose this or a modified limitation on such transfers in the future.

      . A transfer out of the Fixed Account is limited to the amount which exceeds Debt and any withdrawal charge applicable to the Fixed Account Contract Value.

      . Total transfers into the Fixed Account in any Contract Year, that would be credited a current interest rate of 3% or less, may not exceed 25% of Contract Value as of the prior Contract anniversary or, in the case of transfers in the first Contract Year, the issue date. Transfers made under a systematic investment program approved by us are not currently subject to this limitation, but we reserve the right to impose this or a modified limitation on such transfers in the future.

      . We reserve the right to not allow any transfer into the Fixed Account if the Fixed Account interest rate applicable to such transfer would be less than or equal to 3%.

      . No transfer may be made within seven calendar days of the date on which the first annuity payment is due.

      . We reserve the right to impose a 15 days waiting period between transfers for any transfer in excess of 12 in a Contract Year.


   If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.

   We will make transfers pursuant to proper written or telephone instructions which specify in detail the requested changes. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. We disclaim all liability for following instructions which are given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

   The following transfers must be requested through standard United States mail:

      .  transfers in excess of $250,000 per Contract, per day, and

      . transfers into and out of the Janus Aspen Worldwide Growth, JP Morgan International Equity, Mutual Discovery Securities, Oppenheimer Global Securities and Templeton Developing Markets Securities Subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios.

   We reserve the right to suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

   Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

5. Market Timing.

   The Contract is not designed for organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, transfers into and out of a Subaccount over a short-period of time, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Contract if you intend to engage in such market timing strategies. Market timing strategies may be disruptive to the management of the underlying Portfolios in which the Subaccounts invest and therefore, may be detrimental to Contract Owners.

   We maintain policies and procedures in an effort to control disruptive market timing activity. We do not exempt any persons or class of persons from these policies. As part of our procedure, we will monitor trading activity. If we identify market timing strategies that we believe to be detrimental to Contract Owners, we reserve the right, in our sole discretion and without prior notice, to take action. The actions we may take include, but are not limited to:

  . Termination of transfer privileges, or termination of telephone or electronic transfer privileges;

  .  Requiring a minimum time between transfers;

  .  Limiting the total number of transfers;

  .  Limiting the dollar amount that may be transferred at one time;

  .  Refusing any transfer request; and

  . Not accepting transfer requests of someone acting on behalf of more than one Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests).

   Although we will monitor transfer activity and as appropriate impose restrictions as described above, there is no assurance that we will be able to identify and curtail all potentially disruptive market timing activity. We review our policies and procedures from time to time and reserve the right to change them.

6. Withdrawal During Accumulation Period.

   You may redeem some or all of the Withdrawal Value. Withdrawals may be subject to income tax and a 10% penalty tax. (See "Federal Tax Matters.") A withdrawal of all Contract Value is called a surrender. Your ability to surrender may be limited by the terms of a qualified plan. (See "Federal Income Taxes.")

   You may withdraw up to 10% of the Contract Value minus Debt in any Contract Year without a Withdrawal Charge. If you withdraw more than 10% of the Contract Value minus Debt in any Contract Year, the amount withdrawn in excess of 10% is subject to a Withdrawal Charge. (See "Withdrawal Charge.")

   For Contracts in more than one investment option, your partial withdrawal request must specify what portion of your interest is to be redeemed. If you do not specify, we will redeem Accumulation Units from all investment options in which you have an interest on a pro-rata basis. The Accumulation Units attributable to the earliest Contribution Years are redeemed first.

   You may request a partial withdrawal subject to the following:

      . The amount requested must be at least $500 in each investment option or the Fixed Account from which withdrawal is requested.

      . You must leave at least $500 in each investment option or the Fixed Account from which the withdrawal is requested or withdraw the total value.

      . Any withdrawal amount you request will be increased by the Withdrawal Charge.

      . We will limit a withdrawal from the Fixed Account to an amount which equals the Fixed Account Contract Value less Debt and interest on any loan to the end of the Contract Year.

   Election to withdraw shall be made in writing to us at our home office:
Federal Kemper Life Assurance Company, Contact Center, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open for trading. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts will be paid within seven days after the date we receive a written request at our home office, provided, however, that we may suspend withdrawals or delay payment more than seven days

      .  during any period when the New York Stock Exchange is closed,

      . when trading is restricted or the SEC determines an emergency exists, or

      .  as the SEC by order may permit.

   Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Tax Matters.")

   A participant in the Texas Optional Retirement Program ("ORP") must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

   Withdrawals will reduce the death benefit in the proportion that the withdrawal, plus withdrawal charges, bears to the Contract Value. For example, if the death benefit is $100,000 and the Contract Value is $80,000, and a withdrawal, including withdrawal charges, of $20,000 is taken, the death benefit is then reduced to $75,000 as shown below.

      .  $20,000/$80,000 = 25% ratio of withdrawal to Contract Value;

      .  $100,000 x 25% = $25,000 of death benefit reduction; and

      .  $100,000 death benefit - $25,000 = $75,000 remaining death benefit.

7. Death Benefits.

Standard Death Benefit

   If you have not elected an Optional Enhanced Death Benefit rider, we will pay a death benefit if an Owner dies before the Annuity Date. If death occurs prior to the oldest Owner's 75/th/ birthday, the death benefit will be the greater of:

      .  the Contract Value less Debt, and

      . the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all adjustments for withdrawals.

   If death occurs on or after the oldest Owner's 75/th/ birthday, the death benefit is the Contract Value less Debt.

   The adjustment for withdrawals described above is a dollar amount determined for each withdrawal which is equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the amount of the withdrawal and withdrawal charges,

      (2) is the Contract Value immediately prior to the withdrawal, and

      (3) is the value of the death benefit immediately prior to the withdrawal.

Optional Enhanced Death Benefit Riders

   There are two Optional Enhanced Death Benefit ("OEDB") riders available under the Contract, Zurich Safeguard/SM/ and Zurich Safeguard/SM/ Plus. We may discontinue the offering of the OEDB riders at any time. The OEDB riders may not be available in all states.

   The calculation of benefits under the OEDB riders changes after you attain age 81 and certain accruals of benefits cease after that age. Therefore, the OEDB riders may not be appropriate depending on your proximity to age 81. Prior to electing an OEDB rider, you should carefully consider the benefits available based on your age.

   The investment options under the Contract are categorized as "Class 1 Accumulation Options" or "Class 2 Accumulation Options" solely for purposes of calculating the benefits and charges attributable to the OEDB. The Class 1 Accumulation Options are the Fixed Account and the Dreyfus VIF Money Market Subaccount. All other options are Class 2 Accumulation Options.

   You may elect an OEDB rider only on the initial Contract application. You cannot elect an OEDB rider after the date we issue the Contract.

   If you elect an OEDB rider, the death benefit paid upon the death of an Owner will be based on the option you selected.

Zurich Safeguard/SM/

   Zurich Safeguard/SM/ may be elected only if the oldest Owner is age 80 or younger at the date of application. The current charge for Zurich Safeguard/SM/ is 0.20% of applicable Contract Value (See "Contract Charges and Expenses").

   If you elect Zurich Safeguard/SM/, the death benefit will be equal to the greatest of the following, less Debt:

      (1) Contract Value;

      (2) the Purchase Payment Death Benefit, described below; and

      (3) the Step-Up Death Benefit, described below.

Zurich Safeguard/SM/ Plus

   Zurich Safeguard/SM/ Plus may be elected only if the oldest Owner is age 75 or younger at the date of application. The current charge for Zurich Safeguard/SM/ Plus is 0.35% of applicable Contract Value (See "Contract Charges and Expenses").

   If you elect Zurich Safeguard/SM/ Plus, the death benefit will be equal to the greatest of the following, less Debt:

      (1) Contract Value;

      (2) the Purchase Payment Death Benefit, described below;

      (3) the Step-Up Death Benefit, described below; and

      (4) the Roll-Up Death Benefit, described below.

   The Purchase Payment Death Benefit for the Contract is equal to:

      .  the sum of all Purchase Payments,

      .  decreased by any premium taxes, and

      .  decreased by any adjustments for withdrawals, described below.

   The Step-Up Death Benefit on the Issue Date is equal to the initial Purchase Payment less premium taxes. On each subsequent Contract Anniversary, prior to the oldest Owner's 81/st/ birthday, the Step-Up Death Benefit equals the greater of (1) and (2) below. On all other Valuation Dates the Step-Up Death Benefit is equal to (2) below.

      (1) Contract Value; or

      (2) The Step-Up Death Benefit on the prior Contract Anniversary plus:

          a) any Purchase Payments less premium taxes since the prior Contract Anniversary; and less:

          b) the amount of all adjustments for withdrawals since the prior Contract Anniversary.

   The Roll-Up Death Benefit is equal to the sum of the Roll-Up Death Benefit for Class 1 Accumulation Options and the Roll-Up Death Benefit for Class 2 Accumulation Options.

   The Roll-Up Death Benefit for Class 1 Accumulation Options on the Issue Date is equal to the initial Purchase Payment less premium taxes allocated to the Class 1 Accumulation Options. On each subsequent Valuation Date, the Roll-Up Death Benefit for Class 1 Accumulation Options is adjusted by adding to the prior value:

      (1) any subsequent Purchase Payments less premium taxes allocated to the Class 1 Accumulation Options, and

      (2) any adjustments for transfers to Class 1 Accumulation Options, and subtracting:

      (3) any adjustments for transfers from Class 1 Accumulation Options, and

      (4) the amount of any adjustment for withdrawals from the Class 1 Accumulation Options.

   The Roll-Up Death Benefit for Class 2 Accumulation Options on the Issue Date is equal to the initial Purchase Payment less premium taxes allocated to the Class 2 Accumulation Options. On each subsequent Valuation Date, the Roll-Up Death Benefit for Class 2 Accumulation Options is adjusted by adding to the prior value:

      (1) interest at 5% per annum on the Roll-Up Death Benefit for Class 2 Accumulation Options, provided, however, that interest is not credited after the oldest Owner's 80/th/ birthday or whenever the Roll-Up Death Benefit equals or exceeds twice the amount of the Purchase Payment Death Benefit, and

      (2) any subsequent Purchase Payments less premium taxes allocated to the Class 2 Accumulation Options, and

      (3) any adjustments for transfers to Class 2 Accumulation Options, and subtracting:

      (4) any adjustments for transfers from Class 2 Accumulation Options, and

      (5) the amount of any adjustment for withdrawals from the Class 2 Accumulation Options.

Adjustments for Withdrawals (Purchase Payment Death Benefit and Step-Up Death Benefit)

   Withdrawals and withdrawal charges will reduce the Purchase Payment Death Benefit and the Step-Up Death Benefit on a pro rata basis. (See "Withdrawals During the Accumulation Period.") For each withdrawal, we make an adjustment equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the withdrawal and withdrawal charge amount,

      (2) is the Contract Value immediately prior to the withdrawal, and

      (3) is the value of the death benefit immediately prior to the withdrawal.

Adjustments for Transfers and Withdrawals (Roll-Up Death Benefit)

   Transfers from Class 1 Accumulation Options to Class 2 Accumulation Options will reduce the Roll-Up Death Benefit for Class 1 Accumulation Options on a pro rata basis. The resulting increase in the Roll-Up Death Benefit for the Class 2 Accumulation Options is equal to the reduction in the Roll-Up Death Benefit for the Class 1 Accumulation Options.

   Transfers from Class 2 Accumulation Options to Class 1 Accumulation Options will reduce the Roll-Up Death Benefit for the Class 2 Accumulation Option on a pro rata basis. The resulting increase in the Roll-Up Death Benefit for Class 1 Accumulation Options is equal to the reduction in the Roll-Up Death Benefit for the Class 2 Accumulation Options.

   The adjustment for transfers and withdrawals from Class 1 Accumulation Options is equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the withdrawal and withdrawal charge or transfer amount,

      (2) is the Contract Value allocated to the Class 1 Accumulation Options immediately prior to the withdrawal or transfer, and

      (3) is the value of the Roll-Up Death Benefit for the Class 1 Accumulation Options immediately prior to the withdrawal or transfer.

   The adjustment for transfers and withdrawals from Class 2 Accumulation Options is equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the withdrawal and withdrawal charge or transfer amount,

      (2) is the Contract Value allocated to the Class 2 Accumulation Options immediately prior to the withdrawal or transfer, and

      (3) is the value of the Roll-Up Death Benefit for the Class 2 Accumulation Options immediately prior to the withdrawal or transfer.

   The calculation of the above adjustments is illustrated by the following examples. The examples assume a $100,000 Contract Value with $20,000 allocated to Class 1 Accumulation Options and $80,000 allocated to Class 2 Accumulation Options. The examples also assume the Roll-Up Death Benefit is $110,000 with $15,000 attributable to Class 1 Accumulation Options and $95,000 attributable to Class 2 Accumulation Options.

   Example 1

      If you withdraw $20,000 of Contract Value from Class 2 Accumulation Options (including withdrawal charges), the adjustment to the Roll-Up Death Benefit is $23,750, determined as follows: $20,000 divided by $80,000 multiplied by $95,000 = $23,750. Therefore, after the withdrawal, the Roll-Up Death Benefit is reduced to $86,250 ($110,000 - $23,750) with $15,000 attributable to Class 1 Accumulation Options and $71,250 ($95,000 - $23,750) attributable to Class 2 Accumulation Options.

   Example 2

      If you transfer $10,000 of Contract Value from Class 1 Accumulation Options to Class 2 Accumulation Options, the adjustments to the Roll-Up Death Benefit attributable to the Accumulation Options is $7,500, determined as follows: $10,000 divided by $20,000 multiplied by $15,000 = $7,500. Therefore, after the transfer, the Roll-Up Death Benefit remains at $110,000 but the amount attributable to Class 1 Accumulation Options is decreased to $7,500 ($15,000 - $7,500) and the amount attributable to Class 2 Accumulation Options is increased to $102,500 ($95,000 + $7,500).

   The above information regarding the OEDB is a summary of the provisions contained in the rider to your Contract that will be issued if you elect an OEDB. You should consult the rider for additional details. The provisions of the rider are controlling.

   If the Owner is a non-natural person, the OEDB will be based on the age of the oldest Annuitant.

Payment of Death Benefits

   The applicable death benefit will be paid to the designated Beneficiary upon the death of the Owner during the Accumulation Period. Upon the death of a joint Owner during the Accumulation Period, a death benefit will be paid to the surviving joint Owner.

   If the Owner is not a natural person, we will pay the death benefit upon the death of an Annuitant. We will pay the death benefit to the Beneficiary after we receive due proof of death. We will then have no further obligation under the Contract.

   We compute the applicable Contract Value under the death benefit at the end of the Valuation Period following our receipt of due proof of death, the return of the Contract and such other information we may require to process the death benefit. The proof may be a certified death certificate or any other written proof satisfactory to us. We compute the other applicable values under the death benefit as of the date of death.

   The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary as prescribed by federal tax regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death.

   If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death. Distribution of the death benefit must start within one year after your death. It may start later if prescribed by federal regulations.

   If the Contract was issued as a Non-Qualified Plan Contract, an IRA or Roth IRA and your spouse is the only primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, a death benefit will not be paid on your death. The Contract Value will be adjusted to equal the death benefit amount otherwise payable, subject to the following.

      . The Contract Value will be adjusted to equal the amount of the death benefit. The difference, if any, between the death benefit and the Contract Value one day prior to the date of continuance will be credited to the Dreyfus VIF Money Market Subaccount. The successor Owner may subsequently transfer this amount from the Dreyfus VIF Money Market Subaccount to other investment options under the Contract.

      . Upon the death of your surviving spouse before the Annuity Date, the amount of the death benefit payable will be determined as if: (1) the Contract was issued on the date of continuance; and
        (2) the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      . Withdrawal charges, if any, will be limited to withdrawals of Purchase Payments made after the date of continuance.

      .  Any OEDB rider in effect will terminate as of the date of your death.

      . Your surviving spouse may elect any OEDB rider then offered by us. All such riders will be subject to the terms and conditions then in effect at the time of continuance, and all charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      . Any subsequent spouse of the surviving spouse Beneficiary will not be entitled to continue the Contract upon the death of the surviving spouse Beneficiary.

9. Loans.

   The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Internal Revenue Code ("Code") or with a qualified plan under Code Section 401, may request a loan (if permitted by the Qualified Plan) any time during the Accumulation Period. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

   Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

   Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate is 5.5%. If your Contract is subject to ERISA, the interest rate is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). While a loan is outstanding, the value securing the loan will earn interest at the daily equivalent of the annual loan interest rate reduced by not more than 2.5%.

   If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding.

                         CONTRACT CHARGES AND EXPENSES

   We deduct the following charges and expenses:

      .  mortality and expense risk charge,

      .  records maintenance charge,

      .  withdrawal charge,

      .  commutation charge

      .  premium tax,

      .  optional death benefit charges, and

      .  optional MIAA expense charge (See "Asset Allocation Service.")

   Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

A. ASSET-BASED CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk.

   We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.30% per annum.

   Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

   Our mortality risk arises from two obligations. The first obligation we assume is to pay a guaranteed death benefit that may be greater than the Contract Value minus Debt. The second obligation we assume is to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies.

   We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs and costs of other services may exceed the Records Maintenance Charge.

2. Optional Enhanced Death Benefit Charge.

   The annual charge for the Optional Enhanced Death Benefit is .20% of Contract Value if you elect Zurich Safeguard/SM/ and .35% of Contract Value if you elect Zurich Safeguard/SM/ Plus. The Optional Enhanced Death Benefit charge does not apply to Class 1 Accumulation Options. Currently, the Class 1 Accumulation Options are the Fixed Account and the Dreyfus VIF Money Market Subaccount.

B. ASSET ALLOCATION SERVICE CHARGE.


   The current annual charge for the optional MIAA program is 0.50% of the Contract Value allocated under the MIAA program. The MIAA annual charge deducted from your Contract is paid to PMG and is not a Contract charge retained by us. The annual charge may be increased for new Contracts up to a maximum of 1.00%. If the MIAA charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA charge. The MIAA expense is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense equals, with respect to the amount in each Subaccount covered by the MIAA program the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, plus amounts in the Fixed Account covered by the MIAA program, and multiplied by 0.125%. You will also be charged a MIAA initial set up fee of $30.00.


C. RECORDS MAINTENANCE CHARGE.

   We assess a quarterly Records Maintenance Charge during the Accumulation Period against each Contract participating in one or more of the Subaccounts during the calendar quarter whether or not any Purchase Payments have been made during the year. The Records Maintenance Charge is:

      . $7.50 for Contracts with Contract Value under $25,000, on the date of assessment.

      . $3.75 for Contracts with Contract Value between $25,000 and $50,000, on the date of assessment.

      . No Records Maintenance Charge for Contracts with Contract Value of $50,000 or more, on the date of assessment.

   The Records Maintenance Charge reimburses us for expenses incurred in establishing and maintaining the records relating to a Contract's participation in the Separate Account. The Records Maintenance Charge is assessed at the end of each calendar quarter and upon surrender or annuitization, and constitutes a reduction in the net assets of each Subaccount.

   At any time the Records Maintenance Charge is assessed, the applicable charge is assessed ratably against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge is redeemed from such Subaccount.

D. WITHDRAWAL CHARGE.

   We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other distribution, promotion and acquisition expenses.

   Each Contract Year, you may withdraw, without Withdrawal Charge, 10% of the Contract Value.

   If you withdraw a larger amount, the excess Contract Value withdrawn is subject to a Withdrawal Charge. The Withdrawal Charge applies in the first six Contribution Years following each Purchase Payment as follows:

                    Contribution Year     Withdrawal Charge
                    -----------------     -----------------
                    First................        6%
                    Second...............        5%
                    Third................        4%
                    Fourth...............        3%
                    Fifth................        2%
                    Sixth................        1%
                    Seventh and following        0%

   Purchase Payments are deemed surrendered in the order in which they were received.

   When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge and the dollar amount sent to you.

   Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.") The aggregate Withdrawal Charges assessed will never exceed 9.0% of the aggregate Purchase Payments.

   Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

   Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

      . after you have been confined in a skilled health care facility for at least 90 consecutive days and you remain confined at the time of the request;

      . within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

      .  if you become disabled.

The confinement or disability must begin prior to your 75th birthday and at least two years after the later of the date of issue or the date the waiver endorsement was added to your Contract.

   "Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

   Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsement.

   The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their sixth Contribution Year or earlier. No withdrawal charge applies upon annuitization if you select Annuity Option 2, 3, 4, or 5, or if payments under Annuity Option 1 are scheduled to continue for at least ten years. See "The Annuity Period-Annuity Options" for a discussion of the Annuity Options available.

   We may reduce or eliminate the Withdrawal Charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. For Qualified Contracts, Withdrawal Charges will be waived if a Contract is surrendered in the sixth Contract Year or later when the Annuitant is at least 591/2 years old at the time of such surrender. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of FKLA or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

E. COMMUTATION CHARGE.

   The commutation charge applies during the Annuity Period. The charge equals the difference between the present value of any remaining payments in a certain period (as of the date of calculation) calculated using:

      A. For a Fixed Annuity Option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and
   (b) the rate used to determine the initial payment plus 2%, and

      B. For a Variable Annuity Option, (i) a discount rate that is equal to the assumed investment rate used to determine the initial payment and (ii) the assumed investment rate plus 2%.

   The commutation charge applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and, for Annuity Option 1, upon election to cancel remaining payments. The commutation charge reflects the use of a higher interest rate to determine the commutation amount than the interest rate used to determine the initial annuity payment.

F. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

   Each Portfolio's net asset value reflects the deductions of investment management fees and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Portfolios and the Funds' statements of additional information.

G. STATE PREMIUM TAXES.

   Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

      .  Purchase Payments when we receive them,

      .  The Contract Value upon total withdrawal, or

      . The total Contract Value applied to an Annuity Option at the time annuity payments start.

   See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.

H. REDUCTION OR ELIMINATION OF CERTAIN CHARGES.

   Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

   In certain circumstances, the risk of adverse mortality and expense experience for Contracts purchased in certain group or sponsored arrangements may be reduced. Then, the daily asset charge for mortality and expense costs may likewise be reduced. The Records Maintenance Charge may also be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable Withdrawal Charges may be reduced or eliminated.

   In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

      . the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      . the total amount of Purchase Payments to be received and the method in which they will be remitted;

      .  any prior or existing relationship with us;

      .  the level of commission paid to selling broker-dealers;

      . the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

      .  the frequency of projected surrenders or distributions.

   We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

                              THE ANNUITY PERIOD

   Contracts may be annuitized under one of several Annuity Options. Annuity payments will begin on the Annuity Date under the Annuity Option you select. Subject to state variation, the Annuity Date may not be after the later of the original oldest Owner's or Annuitant's 90th birthday.

1. Annuity Payments.

   Annuity payments are based on:

      .  the annuity table specified in the Contract,

      .  the selected Annuity Option, and

      . the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

   Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see "Withdrawal Charge.")

2. Annuity Options.

   You may elect one of the Annuity Options. You may change an Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date.

   The Annuity Option selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If at any time the payments are less than our minimum payment, we have the right to increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to the minimum payment or to make payment in one lump sum.

   The amount of periodic annuity payments may depend upon:

      .  the Annuity Option selected;

      .  the age and sex of the Annuitant; and

      . the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

   For example:

      . if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

      . if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income Option were selected.

      . if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

   The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment.

   If you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

      .  Option 2, or

      . Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than ten years from your death).

   If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The Death Benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

Option 1--Income for Specified Period.

   Option 1 provides an annuity payable monthly for ten years.

Option 2--Life Income.

   Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for a you to receive only one payment if death occurred prior to the date the second payment was due.

Option 3--Life Income with Installments Guaranteed.

   Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime.

Option 4--Joint and Survivor Annuity.

   Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the annuity option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

Option 5--Joint and Survivor Annuity with Installments Guaranteed

   Option 5 provides an annuity payable for a certain period of 10 years and thereafter while the Annuitants are alive.

3. Allocation of Annuity.

   You may elect to have payments made on a fixed or variable basis, or a combination of both. You may exercise the transfer privilege during the Accumulation Period to arrange for variable or fixed annuitization. Any Fixed Account Contract Value will be annuitized on a fixed basis. Any Separate Account Contract Value will be annuitized on a variable basis. Transfers during the Annuity Period are permitted subject to certain limitations.

4. Transfer During Annuity Period.

   During the Annuity Period, you may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

      . Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

      .  All interest in a Subaccount must be transferred.

      . If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

      . No transfer may be made to a Subaccount during the seven days before an annuity payment date.

      . Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

   A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. Annuity Unit Value.

   Annuity Unit value is determined independently for each Subaccount.

   Annuity Unit value for any Valuation Period is:

      .  Annuity Unit value for the preceding Valuation Period, times

      .  the net investment factor for the current Valuation Period, times

      . an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

   The net investment factor for a Subaccount for any Valuation Period is:

      . the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved, divided by

      . the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. First Periodic Payment Under Variable Annuity.

   When annuity payments begin, the value of the Contract interest is:

      . Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

      . the number of Accumulation Units credited at the end of the Valuation Period, minus

      .  premium taxes and Withdrawal Charges.

   The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

   A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.50% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.50% per annum, annuity payments decrease.

7. Subsequent Periodic Payments Under a Variable Annuity.

   Later annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. Fixed Annuity Payments.

   Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. Death Proceeds.

   If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. The present value of the remaining payments in the certain period will be calculated based on the applicable interest rate.

   For a Fixed Annuity Option, the applicable interest rate is the greater of:

      a. the ten year Treasury constant maturity plus 3%; and

      b. the rate used to determine the initial payment plus 2%.

   For a Variable Annuity Option, the applicable interest rate is the assumed investment rate used to determine the initial payment plus 2%.

   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following the election to commute the remaining payments.

   If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

   Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

   If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      . If the Owner was the sole owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      . If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.

                              FEDERAL TAX MATTERS

A. INTRODUCTION

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

   This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

B. OUR TAX STATUS

   We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. Tax Deferral During Accumulation Period

   Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      .  the Contract must be owned by an individual,

      .  Separate Account investments must be "adequately diversified",

      . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

      . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

   Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

   Additional exceptions to this rule include:

      .  certain Contracts acquired by a decedent's estate,

      .  certain Qualified Contracts,

      .  certain Contracts used with structured settlement agreements, and

      . certain Contracts purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

   Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the purchase payments.

   Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

   Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. Then, income and gains from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of the Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However, there is no assurance that such efforts would be successful.

   Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, e.g., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

   The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals

   Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income.

   Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

   The Contract's optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal. As described elsewhere in the Prospectus, you may elect to enter into a separate investment advisory agreement pursuant to which you will receive asset allocation services ("MIAA"). For Non-Qualified Contracts, payments of MIAA Expense and Set Up Fees are treated as a taxable event. This means the MIAA Expense and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

   There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. Taxation of Annuity Payments

   Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments.

   Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

4. Taxation of Death Benefits

   Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

      .  if distributed in a lump sum are taxed like a full withdrawal, or

      .  if distributed under an Annuity Option are taxed like annuity payments.

   After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows:

      . if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the contract, or

      . if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

   Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions

   A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      .  received on or after you reach age 591/2,

      .  due to your disability,

      . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

      . made under a Contract purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually, or

      .  made with annuities used with certain structured settlement agreements.

   Other exceptions may apply.

6. Aggregation of Contracts

   The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

   For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS

   The Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans"). Such Contracts are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. Persons intending to use the Contract in connection with qualified plans should consult a tax adviser.

   Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

   The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If this Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the annuity options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

   Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 701/2. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

   A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      .  received after you reach age 591/2,

      .  received after your death or because of your disability, or

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary.

   In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

   Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. Qualified Plan Types

   We may issue Contracts for the following types of Qualified Plans.

   Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

   Simplified Employee Pensions (SEP IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

      .  Roth IRA contributions are never deductible,

      .  "qualified distributions" from a Roth IRA are excludable from income,

      .  mandatory distribution rules do not apply before death,

      . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      .  special eligibility requirements apply, and

      . contributions to a Roth IRA can be made after the Owner has reached age 701/2.

   All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

   Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 591/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

   Corporate and Self-Employed (H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

   Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (See "8. Guaranteed Minimum Death Benefit" and "9. Earnings Based Death Benefit"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

   Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      .  earnings on those contributions, and

      . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

   These amounts can be paid only if you have reached age 591/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

   Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers

   If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

      .  minimum distributions required under Section 401(a)(9) of the Code, and

      . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

   Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

   We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

   The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                  Investors Brokerage Services, Inc. ("IBS")
                             1600 McConnor Parkway
                        Schaumburg, Illinois 60196-6801

   IBS is a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options may not be available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different contract features, charges and investment options.

                                 VOTING RIGHTS

   Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

   Owners have voting rights in a Fund or Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, or the death of an Owner. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, voting rights decrease as Annuity Units decrease.

                   REPORTS TO CONTRACT OWNERS AND INQUIRIES

   Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account. In addition, if you transfer amounts among the investment options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that underlie the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

   You will have access to Contract information through the Interactive Voice Response System (IVR) at (877) 280-5102. You will also be able to access your account information from our website at www.zurichlifeus.com.

   You may direct inquiries to the selling agent or may call (877) 280-5102 or write to Federal Kemper Life Assurance Company, Contact Center, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.

                             DOLLAR COST AVERAGING

   Under our Dollar Cost Averaging program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts.

   The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed.

   The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

   The minimum transfer amount is $100 per Subaccount. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

   Dollar Cost Averaging ends if:

      .  the number of designated monthly transfers has been completed,

      . Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

      . we receive your written termination at least five business days before the next transfer date, or

      .  the Contract is surrendered or annuitized.

   If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

                          SYSTEMATIC WITHDRAWAL PLAN

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us.

                           ASSET ALLOCATION SERVICE

   You may elect, where available, to enter into a separate investment advisory service agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG is registered as an investment adviser with the SEC. For a fee, PMG provides a discretionary asset allocation service under its Managed Investment Advisory Account ("MIAA") which is fully described in a separate disclosure statement. Under an agreement with PMG, Ibbotson Associates, Inc. ("Ibbotson") performs certain functions for the MIAA program. Ibbotson is an unaffiliated registered investment adviser. MIAA is not available in all states or through all distributors.

A. SUMMARY OF THE SERVICE PROVIDED.


   Under MIAA, your Contract Value is allocated among certain Subaccounts and the Fixed Account. PMG selects the appropriate allocation model based on your financial objectives and risk tolerance, utilizing Ibbotson's proprietary analysis of the Subaccounts and the underlying Funds. PMG then periodically transfers Contract Value between the Subaccounts and the Fixed Account in accordance with your selected allocation model.


B. MIAA CHARGES.

   PMG's current annual charge for the optional MIAA program is one-half of one percent (0.50%) of the Contract Value allocated under the MIAA program. The MIAA annual charge deducted from your Contract is paid to PMG and is not a Contract charge retained by us. The annual charge may be increased for new Contracts up to a maximum of one percent (1.00%). If the MIAA expense charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA expense charge. The MIAA expense charge is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense charge equals, with respect to the amount in each Subaccount covered by the MIAA program the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, plus amounts in the Fixed Account covered by the MIAA program, and multiplied by 0.125%. You will also be charged an MIAA initial set up fee ("Set Up Fee") of $30.00.


C. TAX TREATMENT OF FEES AND CHARGES.

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted in the application of the law to individual circumstances.

   For Qualified Contracts, the MIAA expense charge and Set Up Fee will not be treated as taxable distributions. For Non-Qualified Contracts, payments of the MIAA expense charge and Set Up Fee are treated as a taxable event. This means the MIAA expense charge and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

D. RISKS TO YOU.

   When you elect the MIAA program, you understand that:

      . all investments involve risk, the amount of which may vary significantly,

      .  performance cannot be predicted or guaranteed, and

      . the value of your allocations in the Subaccounts will fluctuate due to market conditions and other factors.

   PMG has not authorized anyone to make any guarantee, either written or oral, that your investment objectives will be met.

   PMG seeks to perform services in a professional manner. However, except for negligence, malfeasance, or violations of applicable law, PMG and its officers, directors, agents and employees are not liable for any action performed or omitted to be performed or for any errors of judgment in your asset allocation or in transferring your Contract Value. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein in any way constitutes a waiver or limitation on any rights that you may have under federal securities laws.

E. TERMINATION.

   You may terminate your participation in the MIAA program at any time by contacting us. If you terminate within 5 business days of enrolling in the MIAA program, you will not be charged any MIAA expense charge or Set Up Fee. Otherwise, you will be charged any unpaid MIAA expense charge for the period before your termination, and your Set Up Fee will not be refunded. PMG reserves the right, however, to waive the collection of any unpaid MIAA expense charge upon termination.

F. CONFLICTS OF INTEREST.

   The MIAA program is marketed directly by officers of PMG and through solicitors who recommend the MIAA program, but who have no discretionary investment authority. The PMG solicitor is a registered representative with a broker-dealer registered under the Securities Exchange Act of 1934. As such, the PMG solicitor may receive or may have received commissions for your purchase of your Contract. PMG solicitors may also receive a portion of the MIAA expense charge (See "MIAA Charges") as compensation. You will be charged the same fees for the MIAA program whether or not a PMG solicitor is involved. Since the PMG solicitor may receive commissions for the purchase of your Contract and may receive a portion of the MIAA Expense charged to your Contract, there is a potential for a conflict of interest.

                            SPECIAL CONSIDERATIONS



   We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.



   Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.


                               LEGAL PROCEEDINGS

   There are no material legal proceedings pending to which the Separate Account, FKLA or IBS is a party.

            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION


   The Statement of Additional Information, Table of Contents is: Services to the Separate Account; State Regulation; Experts; Financial Statements; Report of Independent Auditors; Consolidated Balance Sheet of FKLA, as of December 31, 2003; Report of Independent Auditors; Statutory Financial Statements of FKLA, years ended December 31, 2003 and 2002; Report of Independent Auditors; Statutory Financial Statements of FKLA, years ended December 31, 2002 and 2001; and Appendix A State Premium Tax Chart. The Statement of Additional Information should be read in conjunction with this Prospectus.


                             FINANCIAL STATEMENTS


   Financial statements of FKLA are included in the Statement of Additional Information. The financial statements of FKLA should be considered primarily as bearing upon the ability of FKLA to meet its obligations under the Contracts. No financial statements for the Separate Account are included in the Statement of Additional Information. As of December 31, 2003, the end of the Separate Account's most recent fiscal year, the Separate Account had not yet commenced operations, had no assets or liabilities and received no income nor incurred any expenses.

                                   APPENDIX

FEDERAL KEMPER LIFE ASSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA,
                 ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Federal Kemper Life Assurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

   This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

   Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

   Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write Federal Kemper Life Assurance Company, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801, or call (877) 280-5102. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

   This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

   1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

   2. The Contract must be nontransferable by the owner.

   3. The Contract must have flexible premiums.

   4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 701/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 701/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

   If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

   5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

   6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

   1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

   2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

   3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

   4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

   6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

   1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

   2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

   3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a. The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

   The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

   4. If either you or your spouse is an active participants in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

                  Taxable year beginning in: Phase-out range
                  -------------------------- ----------------
                     2003................... $60,000-$ 70,000
                     2004................... $65,000-$ 75,000
                     2005................... $70,000-$ 80,000
                     2006................... $75,000-$ 85,000
                     2007 and thereafter.... $80,000-$100,000

Single Taxpayers

                   Taxable year beginning in: Phase-out range
                   -------------------------- ---------------
                      2003................... $40,000-$50,000
                      2004................... $45,000-$55,000
                      2005 and thereafter.... $50,000-$60,000

   The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

   To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

   5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 701/2 or thereafter.

   7. For tax years beginning before January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer's adjusted gross income.

E. SEP IRAs

   1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

   2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

   1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

   2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

   3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

   4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAs

   1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAs

   You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 701/2 (your 701/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 701/2 until April 1 of the following year (i.e., the required beginning date).

   Annuity payments which begin by April 1 of the year following your 701/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

   The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

   In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

   If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

   1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

   2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

   3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

   4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

   1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 701/2.

   2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

   The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

      (a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the "applicable dollar amount," bears to

      (b) $15,000 (or $10,000 if you are married).

   For this purpose, "adjusted gross income" is determined under the Code and
(1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

   A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

   1. Rollovers and Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

   You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

   The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

   2. Taxation of Rollovers and Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

   In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurred before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.

   3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

   4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

   A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

   UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

   5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

   1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 591/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

   2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

   An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 591/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

   1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

   There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 591/2. However, the tax on premature distributions does not apply generally:

      1. To amounts that are rolled over or transferred tax free;

      2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

      3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

      4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

   Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

   If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note:
This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

   We will provide you with any reports required by the Internal Revenue
Service.

R. ESTATE TAX

   Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

   1. If contributions to the Contract are made by other than rollover contributions and direct transfers, you will find the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000.

                       Lump Sum Termination At  Lump Sum Termination
           End of Year  Value of Contract*  Age  Value of Contract*
           ----------- -------------------- --- --------------------
                1                           60
                2                           65
                3                           70
                4
                5

--------
* Includes applicable withdrawal charges as described in Item T below.

   2. If contributions to the Contract are made by rollover contributions and/or direct transfers, you will find the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year.

                       Lump Sum Termination At  Lump Sum Termination
           End of Year  Value of Contract*  Age  Value of Contract*
           ----------- -------------------- --- --------------------
                1                           60
                2                           65
                3                           70
                4
                5

--------
* Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

   1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.30% per annum for Periodic Payment Contracts.

   2. A maximum annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account value, if you have participated in a Subaccount during the year.

   3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the purchase payments (in a given contract year) were received by FKLA; under one year, 6%; over one to two years, 5%; over two to three years, 4%; over three to four years, 3%; over four to five years, 2%; over 5 to 6 years, 1%; sixth year and thereafter, 0%.

   4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value."

   5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

   GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

  End of Termination End of Termination End of Termination End of Termination
   Year    Values*    Year    Values*    Year    Values*    Year    Values*
  ------ ----------- ------ ----------- ------ ----------- ------ -----------
     1     $   965     14     $16,653     27     $40,647     40    $ 75,885
     2       1,957     15      18,189     28      42,903     41      79,198
     3       2,978     16      19,771     29      45,227     42      82,611
     4       4,029     17      21,401     30      47,621     43      86,126
     5       5,109     18      23,080     31      50,086     44      89,747
     6       6,219     19      24,809     32      52,626     45      93,476
     7       7,361     20      26,590     33      55,241     46      97,317
     8       8,533     21      28,425     34      57,936     47     101,273
     9       9,728     22      30,314     35      60,710     48     105,348
    10      10,947     23      32,261     36      63,569     49     109,545
    11      12,310     24      34,265     37      66,512     50     113,869
    12      13,715     25      36,330     38      69,545
    13      15,162     26      38,457     39      72,668

--------
* Includes applicable withdrawal charges.

   GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

  End of Termination End of Termination End of Termination End of Termination
   Year    Values*    Year    Values*    Year    Values*    Year    Values*
  ------ ----------- ------ ----------- ------ ----------- ------ -----------
     1     $  965      14     $1,372      27     $2,015      40     $2,959
     2        994      15      1,413      28      2,075      41      3,048
     3      1,023      16      1,456      29      2,138      42      3,139
     4      1,053      17      1,499      30      2,202      43      3,233
     5      1,084      18      1,544      31      2,268      44      3,330
     6      1,116      19      1,591      32      2,336      45      3,430
     7      1,149      20      1,638      33      2,406      46      3,533
     8      1,172      21      1,687      34      2,478      47      3,639
     9      1,195      22      1,738      35      2,552      48      3,748
    10      1,219      23      1,790      36      2,629      49      3,861
    11      1,256      24      1,844      37      2,708      50      3,976
    12      1,293      25      1,899      38      2,789
    13      1,332      26      1,956      39      2,873

--------
* Includes applicable withdrawal charges.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2004


                                PERIODIC PAYMENT
                           VARIABLE ANNUITY CONTRACTS


                              KEMPER ADVANTAGE III


                                    Issued By

                      FEDERAL KEMPER LIFE ASSURANCE COMPANY

                               in Connection With

                     FKLA VARIABLE ANNUITY SEPARATE ACCOUNT

                       HOME OFFICE: 1600 McConnor Parkway,
                 Schaumburg, Illinois 60196-6801 (877) 280-5102


This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2004. The Prospectus may be obtained from Federal Kemper Life Assurance Company by writing or calling the address or telephone number listed above.


                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
Services to the Separate Account...........................................    2
State Regulation...........................................................    3
Experts....................................................................    3
Financial Statements.......................................................    3
Report of Independent Auditors ............................................    5
Consolidated Balance Sheet of FKLA and Subsidiaries,
  as of December 31, 2003 .................................................    6
Report of Independent Auditors ............................................   21
Statutory Financial Statements of FKLA, years ended December 31, 2003
  and 2002 ................................................................   22
Report of Independent Auditors ............................................   57
Statutory Financial Statements of FKLA, years ended December 31, 2002
  and 2001 ................................................................   58
Appendix A State Premium Tax Chart.........................................  A-1

                        SERVICES TO THE SEPARATE ACCOUNT

Federal Kemper Life Assurance Company("FKLA") maintains the books and records of the FKLA Variable Annuity Separate Account (the "Separate Account"). FKLA holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of FKLA. FKLA maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and records maintenance charge (as described in the Prospectus) are borne by FKLA.

The independent auditors for the Separate Account are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP performed the annual audit of the statutory financial statements of FKLA for the years ended December 31, 2003, 2002 and 2001.

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of Banc One Insurance Holdings, Inc., which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

FKLA pays commissions to the selling broker-dealer which may vary but are not anticipated to exceed in the aggregate an amount equal to 6.25% of Purchase Payments.

                                STATE REGULATION

FKLA is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. FKLA's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, FKLA is subject to regulation under the insurance laws of other jurisdictions in which it may operate.



                                     EXPERTS

The statutory financial statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2003 and 2002 and the related statutory statements of operations, capital stock and surplus, and cash flows for each of the two years in the period ended December 31, 2003 have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting. The statutory financial statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2002 and 2001 and the related statutory statements of operations, capital stock and surplus, and cash flows for each of the two years in the period ended December 31, 2002 have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


The consolidated balance sheet of FKLA and subsidiaries as of December 31, 2003 has been included herein in reliance on the report of KPMG LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                              FINANCIAL STATEMENTS

This Statement of Additional Information contains statutory financial statements for FKLA. The statutory financial statements of FKLA should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. No financial statements for the Separate Account have been included herein. As of December 31, 2003, the end of the Separate Account's most recent fiscal year, the Separate Account had not yet commenced operations, had no assets or liabilities and received no income nor incurred any expenses.

Effective September 1, 2003, FKLA administers and 100% reinsures certain lines of business of Kemper Investors Life Insurance Company ("KILICO") pursuant to a coinsurance agreement. Pursuant to the coinsurance agreement, KILICO transferred certain of its assets to FKLA. This Statement of Additional Information also contains unaudited pro forma statutory financial statements for FKLA as of December 31, 2003 to show how the coinsurance agreement might have affected the historical financial statements if the coinsurance agreement had been in effect during the applicable period.

Federal Kemper Life Assurance Company
Unaudited Pro Forma Statutory Statement of Operations
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                                      Less:              Add:
                                                                                     Initial           On Going
                                                                 As Reported        Reinsurance       Reinsurance      Pro Forma
                                                                    2003          Transaction (1)     Activity (2)        2003
                                                               --------------    -----------------  ----------------  -------------
Income:
Premium and annuity considerations                             $3,523,595,206     $ 3,287,377,510     $ 191,541,790   $ 427,759,486
Considerations for supplemental contracts with
life contingencies                                                 58,653,895          57,159,004         1,547,476       3,042,367
Net investment income                                             154,798,112                            99,444,220     254,242,332
Amortization of interest maintenance reserve                       13,531,719                                     -      13,531,719
Reinsurance ceding commissions and allowances                      66,628,758                                     -      66,628,758
Assumed miscellaneous fees                                         14,284,781                            28,897,652      43,182,433
Assumed change in expense allowances - separate
account reserves                                                   34,569,018          28,278,758        12,580,520      18,870,780
Change in business-owned life insurance - cash value                4,814,662                                     -       4,814,662
                                                               --------------     ---------------     -------------   -------------

Total income                                                    3,870,876,151       3,372,815,272       334,011,658     832,072,537
                                                               --------------     ---------------     -------------   -------------

Benefits and other payments to policyholders                      295,419,689                           215,345,872     510,765,561
Increase (decrease) in aggregate reserves for life
policies and contracts                                          3,330,909,876       3,327,180,104        58,126,610      61,856,382
Commissions                                                       111,998,242          51,811,793        15,639,712      75,826,161
General expenses                                                   56,627,431                            17,000,000      73,627,431
Other expenses, taxes, licenses and fees                           36,042,516                            18,419,720      54,462,236
IMR assumed from reinsurer, included in asset transfer             40,277,593          40,277,593                 -               -
IMR assumed from reinsurer, realized gains on asset
transfer after tax                                                4 3,393,604          43,393,604                 -               -
                                                               --------------     ---------------     -------------   -------------

Total benefits and expenses                                     3,914,668,951       3,462,663,094       324,531,914     776,537,771
                                                               --------------     ---------------     -------------   -------------

Net gain (loss) from operations before federal income
taxes and realized capital losses                                 (43,792,800)        (89,847,822)        9,479,744      55,534,766

Federal income tax expense                                         44,436,088          25,592,028           989,452      19,833,512
                                                               --------------     ---------------     -------------   -------------

Net gain (loss) from operations before realized
capital losses                                                    (88,228,888)       (115,439,850)        8,490,292      35,701,254
                                                               --------------     ---------------     -------------   -------------

Net realized capital losses                                        (3,238,261)                                    -      (3,238,261)
Related federal income tax benefit                                          -                                     -               -
Realized (gains) losses transferred to the interest
maintenance reserve                                                   593,160                                     -         593,160
                                                               --------------     ---------------     -------------   -------------

Total realized capital losses                                      (2,645,101)                  -                 -      (2,645,101)
                                                               --------------     ---------------     -------------   -------------

Net income (loss)                                              $  (90,873,989)    $  (115,439,850)    $   8,490,292   $  33,056,153
                                                               ==============     ===============     =============   =============

Federal Kemper Life Assurance Company
Notes to Unaudited Pro Forma Statutory Statement of Operations

(1) The amounts presented reflect the effect of the initial Coinsurance Agreement transaction and represent the transfer of the reinsured assets and liabilities.

(2) Represents an estimate of eight months of reinsurance activity under the Coinsurance Agreement. Four months of reinsurance activity under the Coinsurance Agreement is included in the As Reported - 2003 column.

                         Report of Independent Auditors

To the Board of Directors and Stockholder of Federal Kemper Life Assurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheet of Federal Kemper Life Assurance Company and Subsidiaries (the Company) as of December 31, 2003. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated balance sheet. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of Federal Kemper Life Assurance Company and Subsidiaries as of December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Chicago, Illinois

April 16, 2004

Federal Kemper Life Assurance Company and Subsidiaries

Consolidated Balance Sheet
As of December 31, 2003
--------------------------------------------------------------------------------
   (In Thousands, Except Share Data)

Assets
   Fixed maturity securities, available-for-sale,
    at fair value (amortized cost $5,271,034)          $  5,376,674
   Short-term investments                                    29,040
   Policy loans                                             410,992
                                                       ------------
Total Investments                                         5,816,706
   Cash                                                     247,912
   Accrued investment income                                 63,904
   Reinsurance recoverable                                  875,969
   Deferred policy acquisition costs                         18,124
   Goodwill                                                 115,641
   Deferred income taxes                                     27,130
   Other assets and receivables                             162,446
                                                       ------------
TOTAL ASSETS                                           $  7,327,832
                                                       ============
Liabilities
   Future policy benefits-annuities                    $  4,207,509
   Future policy benefits-life                            1,878,908
   Future policy benefits-other                             161,280
   Other policyholder benefits and funds payable            252,181
   Other accounts payable and liabilities                    97,146
   Federal income tax payable                                16,886
                                                       ------------
Total Liabilities                                         6,613,910
                                                       ------------
Stockholder's Equity
   Capital stock - $20 par value, authorized 500,000
    shares; outstanding 136,351 shares                        2,727
   Additional paid in capital                               619,846
   Accumulated other comprehensive income                    69,012
   Retained earnings                                         22,337
                                                       ------------
Total Stockholder's Equity                                  713,922
                                                       ------------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY               $  7,327,832
                                                       ============

            See the accompanying notes to consolidated balance sheet.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

1.   Organization and Basis of Presentation

     Federal Kemper Life Assurance Company and subsidiaries ("the Company" or "FKLA") issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company and its subsidiary Zurich Life Insurance Company of America ("ZLICA") are licensed in the District of Columbia and all states, except New York. The Company's other subsidiary, Zurich Life Insurance Company of New York ("ZLICONY") is licensed in the state of New York. The Company was a subsidiary of Kemper Corporation ("Kemper") which is ultimately owned by Zurich Financial Services ("ZFS"), through August 31, 2003.

     On May 30, 2003, ZFS and Bank One Corporation ("Bank One") announced plans for Bank One to acquire a significant portion of ZFS's Zurich Life companies. The acquisition was completed effective September 1, 2003. As a result, Kemper sold the capital stock of the Company, ZLICA, and Zurich Direct Inc. to Banc One Insurance Holdings, Inc. ("BOIH"), a subsidiary of Bank One. Kemper Investors Life Insurance Company ("KILICO"), a wholly-owned subsidiary of Kemper, also transferred 100% of the capital stock of ZLICONY to the Company, effective September 1, 2003. BOIH contributed 100% of the capital stock of ZLICA to the Company, effective November 30, 2003.

     ZLICA markets term life insurance products primarily through One Life Direct (formerly Zurich Direct). One Life Direct is an affiliated direct marketing life insurance agency currently marketing term life insurance directly to consumers primarily through various marketing media. ZLICONY markets term life insurance products primarily through One Life Direct and annuities through PMG Marketing Agency, Inc., another BOIH subsidiary.

     The consolidated balance sheet includes the accounts of the Company and its subsidiaries on a consolidated basis. All significant intercompany balances and transactions have been eliminated in consolidation.

2.   Summary of Significant Accounting Policies

     Use of Estimates

     The consolidated balance sheet has been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of the consolidated balance sheet in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosures. Actual results could differ from those estimates.

     Purchase Accounting

     The acquisition was recorded as a purchase business combination as required under Financial Accounting Standards Board ("FASB") Statement 141 "Business Combinations." As a result, the following significant adjustments were necessary:

     All of the assets were marked to fair value on the opening balance sheet (as of September 1, 2003). The fair value of the investment assets became the book value of the assets as of September 1, 2003. Insurance liabilities were also marked to fair value on the opening balance sheet.

     Federal Kemper Life Assurance Company and Subsidiaries

     Notes to Consolidated Balance Sheet
     ---------------------------------------------------------------------------

     The Company acquired total assets of approximately $6.7 billion, consisting primarily of fixed income investment securities, and $6.3 billion of insurance policy and claims reserves, and recorded approximately $116 million in goodwill.

     Deferred taxes were recalculated to recognize changes in the carrying value of assets and liabilities as a result of the purchase accounting entries.

     Retained earnings were zeroed out as of the closing date. The allocated purchase price became the opening stockholder's equity for FKLA.

     The following is a condensed balance sheet disclosing the amount assigned to each major asset and liability caption of the Company (in thousands). These amounts exclude a post-acquisition capital contribution of $225 million from BOIH and the assets and liabilities of ZLICA that were contributed effective November 2003.


                                                            Pre-        Acquisition         Post-
                                                        acquisition      adjustment      acquisition
Assets
   Fixed maturity securities                           $  4,938,264     $          -     $  4,938,264
   Short-term investments                                     6,845                -            6,845
   Policy loans                                             287,731                -          287,731
                                                       ----------------------------------------------
Total Investments                                         5,232,840                -        5,232,840

   Cash                                                      45,242                -           45,242
   Accrued investment income                                162,474                -          162,474
   Reinsurance recoverable                                  441,782          192,142          633,924
   Deferred policy acquisition costs                        349,152         (349,152)               -
   Goodwill                                                       -          112,832          112,832
   Deferred income taxes                                     19,650           88,599          108,249
   Fixed assets                                              14,496          (13,563)             933
   Other assets and receivables                             461,109         (301,809)         159,300
                                                       ----------------------------------------------
TOTAL ASSETS                                           $  6,726,745     $   (270,951)    $  6,455,794
                                                       ==============================================
Liabilities
   Future policy benefits                              $  5,955,213     $     20,196     $  5,975,409
   Other policyholder benefits and funds payable            201,692                -          201,692
   Other accounts payable and liabilities                   203,201         (110,254)          92,947
   Federal income tax payable                                     -                -                -
                                                       ----------------------------------------------
Total Liabilities                                         6,360,106          (90,058)       6,270,048
                                                       ----------------------------------------------
Stockholder's Equity
   Capital stock                                              2,727                -            2,727
   Additional paid in capital                               883,009         (699,990)         183,019
   Accumulated other comprehensive income                    21,396          (21,396)               -
   Retained earnings                                       (540,493)         540,493                -
                                                       ----------------------------------------------
Total Stockholder's Equity                                  366,639         (180,893)         185,746
                                                       ----------------------------------------------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY               $  6,726,745     $   (270,951)    $  6,455,794
                                                       ==============================================


     Bank One and ZFS finalized their closing settlement in February 2004. In conjunction with the final closing settlement, the Company made certain adjustments to the opening balance sheet, including a decrease in goodwill of $1.5 million and a decrease of $9.3 million in other assets and receivables in the consolidated balance sheet as of February 2004.

     Investments

     Investments in fixed maturity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

     The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization or accretion is included in net investment income. Accretion of the discount or amortization of the premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayment of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be other-than-temporarily impaired.

     Investments in policy loans are carried primarily at cost, net of any applicable write-downs.

     Net unrealized gains or losses on investments are credited or charged to accumulated other comprehensive income net of deferred income tax expense.

     Impairment Losses on Investments

     Management regularly reviews its fixed maturity portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security, the length of time the security's fair value has been below cost or amortized cost, and by how much, specific credit issues related to the issuer and current economic conditions. Also, the Company estimates the cash flows over the life of purchased beneficial interests in mortgage-backed and asset-backed assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then other-than-temporary impairment is recognized and the purchased beneficial

     Federal Kemper Life Assurance Company and Subsidiaries

     Notes to Consolidated Balance Sheet
     ---------------------------------------------------------------------------

     interest is written down to fair value. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

     Significant changes in the factors the Company considers when evaluating investments for impairment losses could result in a significant change in estimated impairment losses reported in the consolidated balance sheet.

     Derivative Instruments

     The Company uses interest rate swaps to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counter-party at each due date.

     The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to financial instruments, but it does not expect its counter-party to fail to meet its obligation given its high credit ratings. At December 31, 2003, the open swap agreements had a negative market value of $10.8 million, with expiration dates ranging from November 2004 through December 2007. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheet.

     The Company has designated the interest swap as a cash flow hedge of the floating rate funding agreement. Each period, gains and losses resulting from changes in the fair value of the swap contract have been structured to match the terms of the hedged item. No net gains or losses, resulting from hedge ineffectiveness, were recognized in results of operations, during the year ended December 31, 2003.

     Premiums

     Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income. Fee revenue is recognized for annuity and other investment-type contracts, based on contractual terms, when earned.

     Reinsurance

     In the ordinary course of business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk. For individual life products, the Company has generally retained only the first $300 thousand (face amount) on the life of any one individual, with the excess portions of life insurance risk ceded to reinsurers. The Company cedes 90 percent of all new term life premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future life policy benefits.

     The Company assumed on a coinsurance basis, 100% of the general account liabilities of KILICO. The Company also assumed a majority of KILICO's separate account business on a modified coinsurance basis (See Reinsurance
     Note 7).

     Federal Kemper Life Assurance Company and Subsidiaries

     Notes to Consolidated Balance Sheet
     ---------------------------------------------------------------------------

     Deferred Policy Acquisition Costs

     The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. For traditional life insurance products, the deferred acquisition costs ("DAC") are amortized over the premium-paying periods of the related policies. For annuity, universal life and deposit contracts, DAC is amortized ratably over the present value of the estimated gross profits of the related policies.

     Goodwill

     In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", goodwill is no longer amortized, but is subject to impairment tests at least annually on a reporting entity basis.

     Future Policy Benefits

     Insurance policy and claims reserves for the insurance business acquired were initially recognized in purchase accounting at fair value. Fair value was determined based on a number of assumptions including mortality, morbidity, expenses, persistency and interest rates (ranging from 3.0% to 6.2% with a weighted average of 4.6% for life insurance products and ranging from 2.5% to 6.5% with a weighted average of 4.3% for annuity products). On an on-going basis, the carrying value of the liabilities is adjusted for actual inforce.

     For new contracts written, annuity, universal life and deposit liabilities are increased by deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to contract holders. Annuity contract liabilities in the payout phase reflect mortality and interest rate assumptions (ranging from 2.75% to 4.30% with a weighted average of 4.00%), based on contract terms and the Company's experience.

     For new policies written, traditional life insurance liabilities represent the present value of future benefits to be paid to or on behalf of policyholders adjusted for related expenses less the present value of future net premiums. These liabilities are calculated using assumptions such as mortality, morbidity, expenses, persistency and interest rates, including a provision for unfavorable deviation. The assumptions are regularly reviewed, compared to actual experience and would be revised, if a loss recognition event has been identified.

     Income Taxes

     Prior to September 1, 2003, the Company filed a consolidated federal income tax return with Zurich Holding Company of America ("ZHCA") and its affiliates. A written agreement sets out the method of allocating tax among the companies. In general, allocation is based upon separate return calculations with no immediate benefit for a taxable loss, which is utilized in the current year consolidated return. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

     Federal Kemper Life Assurance Company and Subsidiaries

     Notes to Consolidated Balance Sheet
     ---------------------------------------------------------------------------
     For the period September 1, 2003 through December 31, 2003 the Company will file a separate income tax return.

     Guaranty Fund Assessments

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2003 and prior. The Company's consolidated balance sheet includes provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future.

     Other Assets

     The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from KILICO. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income. The cash value of the policy is $56.1 million at December 31, 2003.

     As a result of a reinsurance agreement between the Company and KILICO, the Company carries a receivable in the amount of $79.1 million. (See Note 7-Reinsurance.)

     New and Pending Accounting Pronouncements

     In 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts for Separate Accounts," ("SOP 03-1") which provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 clarifies, among other things, the definition and accounting for separate accounts, contractholder funds and requires companies to distinguish between insurance contracts and investment contracts based on the amount of mortality or morbidity risks inherent in the contract. For contracts classified as insurance contracts that contain death or other insurance benefit features, a liability in excess of the account balance must be established to reflect the benefits expected to be paid in future periods. Reinsurers of such risks should also establish an equivalent liability.

     SOP 03-1 is effective for fiscal years beginning after December 15, 2003, with earlier application encouraged. The Company will apply the provisions of the SOP as of January 1, 2004 through a cumulative change in accounting principle recorded in earnings. Based on information as of December 31, 2003, the expected impact of SOP 03-1 is not material to the Company's financial position.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

3.   Investments

     The Company is carrying its fixed maturity investment portfolio at estimated fair value, as fixed maturity securities are considered available for sale. The carrying value of fixed maturity securities compared with amortized cost and estimated unrealized gains and losses, were as follows:

                                                                              Estimated Unrealized
     (in thousands)                            Carrying       Amortized    ---------------------------
                                                Value           Cost           Gains         Losses
                                             ------------   ------------   ------------   ------------
     US Treasury Securities and obligations
     of U.S. government agencies and
     authorities                             $      7,194   $      7,137   $         60   $         (4)
     Obligations of states and political
     subdivisions, special revenue and
     nonguaranteed                                 78,833         77,477          1,362             (6)
     Debt securities issued by foreign
     governments                                    7,202          7,153             50              -
     Corporate Securities                       3,718,716      3,631,292         89,147         (1,721)
     Mortgage-backed and asset-backed
     securities                                 1,564,729      1,547,975         19,814         (3,061)
                                             ------------   ------------   ------------   ------------
                                             $  5,376,674   $  5,271,034   $    110,433   $     (4,792)
                                             ============   ============   ============   ============

     The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2003, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.


     (in thousands)                                Carrying       Amortized
                                                    Value           Cost
                                                 ------------   ------------
     Due in one year or less                     $     74,966   $     75,229
     Due after one year through five years          1,415,904      1,396,875
     Due after five years through ten years         1,611,380      1,565,811
     Due after ten years                              709,695        685,144
     Securities not due at a single
     maturity date, primarily
     mortgage and asset-backed securities (1)       1,564,729      1,547,975
                                                 ------------   ------------
                                                 $  5,376,674   $  5,271,034
                                                 ============   ============
----------
/(1)/ Weighted average maturity of 3.50 years.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

     For its mortgage-backed and asset-backed assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no pretax write-downs in 2003 related to their mortgage-backed and asset-backed assets.

     Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed and asset-backed assets, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be written down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other-than-temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken, in light of subsequent developments.

     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

     All assets, including investment assets, were marked to fair value on the opening balance sheet (as of September 1, 2003). As of December 31, 2003, unrealized losses on the fixed maturity securities portfolio are immaterial. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold theses securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of these securities in an unrealized loss position were temporarily depressed.

     The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2003, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs.

     At December 31, 2003, the Company held $89.4 million in fixed maturity securities in Countrywide Home Loans, equal to 12.5 percent of stockholder's equity. Excluding agencies of the U.S. government, there were no other individual investments that exceeded ten percent of stockholder's equity.

     At December 31, 2003, securities of approximately $7.1 million were on deposit with governmental agencies as required by law.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

4.   Concentration of Credit and Interest Rate Risk

     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in mortgage-backed and asset-backed securities.

     Approximately 17.3 percent of the Company's investment-grade fixed maturity securities at December 31, 2003 were mortgage-backed securities. The weighted average yield on such securities was 3.64 percent as of December 31, 2003. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

     Approximately 4.9 percent of the Company's investment-grade fixed maturity securities at December 31, 2003 consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by commercial mortgage loans (25.0%), home equity loans (25.1%), manufactured housing loans (14.8%) and auto loans (13.6%) at December 31, 2003.

5.   Income Taxes

     The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax asset from continuing operations were as follows:

     (in thousands)                                         December 31,
                                                                2003
                                                            ------------
     Deferred federal tax assets:
        Life policy reserves                                $     81,274
        Deferred insurance acquisiton costs ("DAC Tax")           12,087
        Accrued expenses                                          17,643
        Other investment-related                                   3,781
                                                            ------------
           Total deferred federal tax assets                     114,785
                                                            ------------
     Deferred federal tax liabilities:
        Life policy reserves                                      50,681
        Net unrealized gains on investments                       36,974
        Other                                                         --
                                                            ------------
           Total deferred federal tax liabilities                 87,655
                                                            ------------
           Net deferred federal tax assets                  $     27,130
                                                            ============

     Management has determined that no valuation allowance was necessary at December 31, 2003, primarily because the reversals of existing temporary differences will provide taxable income in future years.

6.   Postretirement Benefits Other Than Pensions

     The Company sponsors postretirement life insurance plans and provides health care benefits for certain retirees and grandfathered employees when they retire. The postretirement life insurance benefit is noncontributory, while the health care benefits are contributory.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

     The discount rate used in determining the postretirement benefit obligation was 6.25 percent for 2003. For measurement of the December 31, 2003 benefit obligation, an annual rate of increase of 10.00% was assumed for 2004 in the cost of covered health care benefits; this range was assumed to decrease to 5.00% in the years 2011 and thereafter.

     The status of the plan as of December 31, 2003 was as follows:

     (in thousands)                                                2003
                                                               ------------
     Accumulated postretirement benefit obligation ("APBO"),
      beginning of year                                        $      5,045
     Change in benefit obligation                                       217
                                                               ------------
     APBO, end of year                                                5,262
     Unrecognized (gain) loss from actuarial experience                 (69)
     Unrecognized prior service cost                                     --
                                                               ------------
     APBO, end of year                                         $      5,193
                                                               ============

     There are no plan assets as of December 31, 2003.

     A one percentage point increase in the assumed health care trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $595 thousand.

7.   Reinsurance

     The following is a summary of life insurance in force at December 31, 2003:

     (in billions)                                                 2003
                                                               ------------
     Direct and assumed                                        $      221.5
     Ceded                                                            190.3

     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligations to policyholders. Reinsurance recoverable, in the amount of $876 million, is included in future policy benefits, in accordance with FASB's Statement 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts."

     On September 3, 2003 ("the Closing Date"), KILICO transferred portions of its business through a one hundred percent coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to the Company. Prior to the Closing Date, the Company, KILICO, ZLICA and Fidelity Life Association, a Mutual Legal Reserve Company ("FLA") operated under the trade name "Zurich Life" and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, KILICO remains a direct, wholly-owned subsidiary of Kemper.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

     These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 ("the Purchase Agreement"), between ZHCA, Kemper, KILICO, ZFS, BOIH and Bank One. Upon the closing on September 3, 2003 of the transactions ("the Closing") contemplated by the Purchase Agreement, including a Coinsurance Agreement, effective as of the Closing ("the Coinsurance Agreement"), the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing. In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.), (ii) certain investment assets and
     (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding interest maintenance reserve as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

     The "Ceding Commission" was $120,000,000, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets. The entire coinsurance arrangement generated an intangible asset of approximately $78 million (value of business acquired) which was ultimately eliminated in the purchase accounting revaluation of assets and liabilities.

     Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred. Separate account assets that support the Separate Account Liabilities under the modified coinsurance arrangement totaled approximately $2.1 billion.

     Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO funded with assets equal to one hundred percent of the general account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves are $400,000,000 or less.

     KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, policy loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the Coinsurance Agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. KILICO has also agreed that, for a period of three years following the Closing, it will not issue any new BOLI Policies.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

     KILICO remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to the Company and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion.

     As part of the Coinsurance Agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

     In addition, under a separate transition services agreement, the Company is responsible for providing services in the following categories to KILICO for up to one year from the date of the Closing: legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Prior to the Closing, KILICO and the Company shared common management and employees. The transition services agreement is designed to facilitate KILICO's continued operations, in substantially the same manner as it operated prior to the Closing, while KILICO transitions to a new management team and new employees.

8.   Related Party Transactions

     The Company has a service agreement with Bank One Investment Advisors
     (BOIA). BOIA provides investment services, including purchases and sales of securities, under the supervision of the investment committee of the Company.

     The Company has a formal management and services agreement with FLA, which charges FLA based upon certain predetermined charges and factors. The Company shares management, operations and employees with FLA. FLA is a mutual company owned by its policyholders, and is not a member of BOIH.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

     At December 31, 2003, the Company reported the following amounts due from or (to) related parties, which were recorded in the accompanying consolidated balance sheet as a component of other assets or other liabilities, as appropriate:

                                                              December 31, 2003
                                                              -----------------
     Investors Brokerage Service, Inc.                        $           4,962
     PMG Group                                                          148,509
                                                              -----------------
     Receivable from related party                            $         153,471
                                                              =================

                                                              December 31, 2003
                                                              -----------------
     Zurich Direct Insurance Agency                           $      (1,599,793)
                                                              -----------------
     Payable to related party                                 $      (1,599,793)
                                                              =================
     Net receivable (payable) from (to) related parties       $      (1,446,322)
                                                              =================

9.   Commitments and Contingent Liabilities

     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based on the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

10.  Fair Value of Financial Instruments

     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates, and such estimates should be used with care.

     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant affect on fair value estimates and have not been considered in any of the estimates. The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

     Fixed maturity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers, or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, BOIA.

     Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these financial instruments approximate fair values.

     Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

     Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

     Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flow. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

     The carrying values and estimated fair values of the Company's financial instruments at December 31, 2003 were as follows:

     (in thousands)                                             2003
                                                     --------------------------
                                                       Carrying        Fair
                                                         Value        Value
                                                     ------------  ------------
     Financial instruments recorded as assets:
        Fixed maturity securities                    $  5,376,674  $  5,376,674
        Cash and short-term investments                    29,040        29,040
        Policy loans                                      410,992       410,992
     Financial instruments recorded as liabilities:
        Future life policy benefits excluding
         term and ordinary life                         5,370,957     5,251,487

11.  Stockholder's Equity - Statutory Capital and Surplus

     Dividend distributions to the Company from its life insurance company subsidiaries are restricted as to the amount that may be paid without prior notice or approval by the regulatory authorities. The maximum amount of dividends which can be paid by these regulated subsidiaries, without prior approval, in 2004, is zero.

Federal Kemper Life Assurance Company and Subsidiaries

Notes to Consolidated Balance Sheet
--------------------------------------------------------------------------------

     The statutory capital and surplus, as determined in accordance with accounting practices prescribed or permitted by the State of Illinois Department of Insurance and the Office of the Commissioner of Insurance of the State of New York, for the Company and its life insurance company subsidiaries at December 31, 2003 was as follows:

     (in thousands)                      2003
                                     ------------
     Statutory capital and surplus
     The Company                     $    352,193
     ZLICA                                 93,112
     ZLICONY                               69,301

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk-based capital requirements for the period presented herein.

12.  Subsequent Event

     On January 14, 2004, Bank One announced an agreement to merge with JP Morgan in a strategic business combination establishing the second largest banking franchise in the United States, based on core deposits. The combined entity will have assets of $1.1 trillion. The agreement provides for a stock-for-stock merger in which each share of Bank One's common stock will be exchanged on a tax-free basis for 1.32 shares of JP Morgan common stock. This transaction is expected to close in mid-2004 pending regulatory and shareholder approvals.

                         Report of Independent Auditors

To the Board of Directors and Stockholder of Federal Kemper Life Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Federal Kemper Life Assurance Company (the Company) as of December 31, 2003 and 2002, and the related statutory statements of operations, capital stock and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

PricewaterhouseCoopers LLP

Chicago, Illinois
April 16, 2004

Federal Kemper Life Assurance Company

Statutory Statements of Admitted Assets,
Liabilities and Capital Stock and Surplus
As of December 31, 2003 and 2002
-------------------------------------------------------------------------------

            ADMITTED ASSETS                      2003               2002
                                           -----------------  -----------------
Cash and invested assets:
   Bonds                                   $   4,696,080,196  $   1,765,604,053
   Preferred stocks                               80,966,307         29,107,739
   Common stocks                                 164,473,748          4,987,111
   Mortgage loans on real estate                          --         40,094,399
   Contract loans                                282,027,079         76,250,625
   Cash                                          239,363,493         47,753,397
   Short-term investments                         28,937,976                 --
   Other invested assets                          16,525,086         10,926,721
                                           -----------------  -----------------
         Total cash and invested assets        5,508,373,885      1,974,724,045
Amounts recoverable from reinsurers                9,895,830          5,717,342
Other amounts receivable under
 reinsurance contracts                            70,059,991             45,388
Net deferred tax asset                             6,715,877          9,607,096
Premiums deferred and uncollected                 12,197,879         14,078,469
Investment income due and accrued                163,444,897         29,279,280
Receivable from affiliates                         1,623,524          5,374,146
Other assets                                      57,494,765         54,631,318
                                           -----------------  -----------------
         Total admitted assets             $   5,829,806,648  $   2,093,457,084
                                           =================  =================
LIABILITIES AND CAPITAL STOCK AND SURPLUS
Liabilities:
   Life and annuity reserves               $   4,397,159,199  $   1,066,249,323
   Deposit-type funds:
      Funding agreements                         582,296,778        605,276,824
      Supplemental contracts without
       life contingencies                        151,610,679         34,535,270
      Beneficiary account                        166,352,542        121,015,456
      Dividend accumulations                       1,135,336          1,095,481
      Premium deposit funds                          423,947            427,793
   Claims and benefits payable to
    policyholders                                 40,082,744         18,799,072
   Other policyholder funds                        2,166,376          1,983,222
                                           -----------------  -----------------
         Total policy liabilities              5,341,227,601      1,849,382,441
Interest maintenance reserve                      96,749,776         27,203,458
General expenses due or accrued                   12,200,401          6,903,054
Transfers to separate accounts
 due or accrued                                  (34,569,018)                --
Taxes, licenses and fees due or accrued            5,118,528          3,650,075
Federal income taxes due or accrued               12,002,395         20,980,611
Remittances and items not allocated               25,049,288          4,363,392
Reinsurance in unauthorized companies              3,967,704          1,425,468
Asset valuation reserve                            7,018,146          1,419,652
Payable to affiliates                              3,757,434          6,340,093
Payable for securities purchased                          --         28,449,553
Other liabilities                                  5,091,869          4,510,984
                                           -----------------  -----------------
         Total liabilities                     5,477,614,124      1,954,628,781
                                           -----------------  -----------------
Capital stock and surplus:
   Common stock                                    2,727,020          2,727,020
   Paid-in surplus                               435,570,924         91,340,794
   Unassigned surplus                            (86,105,420)        44,760,489
                                           -----------------  -----------------
         Total capital stock and surplus         352,192,524        138,828,303
                                           -----------------  -----------------
         Total liabilities and capital
          stock and surplus                $   5,829,806,648  $   2,093,457,084
                                           =================  =================

    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Statutory Statements of Operations
For the Years Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                  2003               2002
                                           -----------------  -----------------
Income:
Premium and annuity considerations         $   3,523,595,206  $     146,705,819
Considerations for supplemental
 contracts with life contingencies                58,653,895          1,038,890
Net investment income                            154,798,112        120,623,923
Amortization of interest maintenance
 reserve                                          13,531,719          4,751,763
Reinsurance ceding commissions and
 allowances                                       66,628,758         68,058,903
Change in business-owned life
 insurance - cash value                           53,668,461         (5,874,155)
                                           -----------------  -----------------
   Total income                                3,870,876,151        335,305,143
                                           -----------------  -----------------
Benefits and expenses:
Death benefits                                    74,270,277         61,852,350
Matured endowments                                   105,162            355,262
Annuity benefits                                 123,421,239         54,969,453
Surrender benefits                                35,029,923         27,269,935
Disability and accident and health
 benefits                                          1,256,923          1,259,400
Interest on policy and contract funds              4,063,341          3,613,509
Interest and adjustments on policy or
 deposit-type contracts                           33,601,003         33,348,683
Interest rate swap - funding agreement
 hedge                                             7,547,568          6,349,134
Payments on supplementary contracts with
 life contingencies                                6,914,393          4,568,305
Increase (decrease) in aggregate
 reserves for life policies and contracts      3,330,909,876        (51,192,433)
Commissions                                      111,998,242         59,233,850
General expenses                                  56,627,431         47,257,140
Insurance taxes, licenses and fees                 9,306,870          8,574,192
Increase (decrease) in loading on
 deferred and uncollected premiums                    11,882           (872,381)
Dividends to policyholders                            54,575             55,455
Assumed fixed/variable exchanges                   9,209,860                 --
IMR assumed from reinsurer, included in
 asset transfer                                   40,277,593                 --
IMR assumed from reinsurer, realized
 gains on asset transfer after tax                43,393,604                 --
Other expense                                     26,669,189             16,788
                                           -----------------  -----------------
   Total benefits and expenses                 3,914,668,951        256,658,642
                                           -----------------  -----------------
Net gain (loss) from operations before
 federal income taxes and realized
 capital losses                                  (43,792,800)        78,646,501
Federal income tax expense                        44,436,088         28,698,183
                                           -----------------  -----------------
Net gain (loss) from operations before
 realized capital losses                         (88,228,888)        49,948,318
                                           -----------------  -----------------
Net realized capital losses                       (3,238,261)       (22,713,823)
Related federal income tax benefit                        --          1,047,567
Realized (gains) losses transferred to
 the interest maintenance reserve                    593,160        (19,633,705)
                                           -----------------  -----------------
   Total realized capital losses                  (2,645,101)       (41,299,961)
                                           -----------------  -----------------
Net income (loss)                          $     (90,873,989) $       8,648,357
                                           =================  =================

    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Statutory Statements of Capital Stock and Surplus
For the Years Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                 2003               2002
                                           -----------------  -----------------
Capital stock at beginning and end of
 year                                      $       2,727,020  $       2,727,020
                                           -----------------  -----------------
Paid in surplus at beginning of year              91,340,794         91,340,794
   Capital contribution                          344,230,130                 --
                                           -----------------  -----------------
Paid in surplus at end of year                   435,570,924         91,340,794
                                           -----------------  -----------------
Unassigned surplus:
   Balance at beginning of year                   44,760,489         65,351,949
   Net income (loss)                             (90,873,989)         8,648,357
   Change in net unrealized capital gains
    and losses, net of tax                         4,044,661          2,745,827
   Change in nonadmitted assets                   14,128,543         (3,418,956)
   Change in liability for reinsurance in
    unauthorized companies                        (2,542,236)        (1,425,468)
   Change in net deferred tax asset                 (600,208)         3,026,991
   Change in asset valuation reserve              (5,598,494)         9,831,789
   Dividends to stockholder                      (49,424,186)       (40,000,000)
                                           -----------------  -----------------
   Balance at end of year                        (86,105,420)        44,760,489
                                           -----------------  -----------------
      Total capital stock and surplus      $     352,192,524  $     138,828,303
                                           -----------------  -----------------

    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Statutory Statements of Cash Flows
For the Years Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                  2003              2002
                                           -----------------  -----------------
Cash from operations:
   Premiums collected, net of reinsurance  $   3,584,302,367  $     147,766,060
   Investment income received                     37,956,608        121,423,500
   Other income received                          11,194,864         68,013,515
   Benefits and loss related payments           (224,744,204)      (153,342,900)
   Commissions, expenses paid and
    aggregate write-ins for deductions          (213,430,480)      (124,540,476)
   Dividends paid to policyholders                   (55,830)           (56,396)
   Federal income taxes paid                     (35,163,485)        (8,502,294)
                                           -----------------  -----------------
         Net cash from operations              3,160,059,840         50,761,009
                                           -----------------  -----------------
Cash from investments:
   Proceeds from investments sold,
    matured or repaid:
      Bonds                                      737,021,964      1,236,169,621
      Stocks                                      14,369,595         11,587,007
      Mortgage loans                              42,373,570            775,594
      Other invested assets                          360,144         30,341,230
                                           -----------------  -----------------
         Total investment proceeds               794,125,273      1,278,873,452
                                           -----------------  -----------------
   Cost of investments acquired:
      Bonds                                    3,689,215,637      1,291,097,537
      Stocks                                     221,555,766          4,244,350
      Other invested assets                       34,985,498          4,091,580
                                           -----------------  -----------------
         Total investments acquired            3,945,756,901      1,299,433,467
                                           -----------------  -----------------
   Net increase (decrease) in contract
    loans                                        205,806,641         (7,125,697)
                                           -----------------  -----------------
         Net cash from investments            (3,357,438,269)       (13,434,318)
                                           -----------------  -----------------
Cash from financing and miscellaneous
 sources:
   Capital and paid in surplus                   325,979,311                 --
   Net deposits (withdrawals) on
    deposit-type funds and other
    liabilities                                  102,655,429        (16,041,404)
   Other cash provided                            38,715,947         11,966,481
   Dividends to stockholder                      (49,424,186)       (40,000,000)
                                           -----------------  -----------------
         Net cash from financing and
          miscellaneous sources                  417,926,501        (44,074,923)
                                           -----------------  -----------------
Net change in cash and short-term
 investments                                     220,548,072         (6,748,232)
Cash and short-term investments:
   Beginning of year                              47,753,397         54,501,629
                                           -----------------  -----------------
   End of year                             $     268,301,469  $      47,753,397
                                           =================  =================

    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

1.   Nature of Business Operations

     Federal Kemper Life Assurance Company (the Company) issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states, except New York. Through September 3, 2003, the Company was a wholly-owned subsidiary of Kemper Corporation (Kemper), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding (ZGH or Zurich), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services (ZFS), a Swiss holding company.

     On May 30, 2003, ZFS and Bank One Corporation, (Bank One) announced plans for Bank One to acquire a significant portion of ZFS's Zurich Life companies. The acquisition was completed effective September 3, 2003. As a result, Kemper sold the capital stock of the Company, Zurich Life Insurance Company of America (ZLICA), and Zurich Direct Inc. (ZD) to Banc One Insurance Holdings, Inc. (BOIH), a subsidiary of Bank One. The Company continues to maintain its formal management and services agreement with Fidelity Life Association, a Mutual Legal Reserve Company (FLA).

     In conjunction with this acquisition, the Company assumed significant portions of Kemper Investors Life Insurance Company's (KILICO) business through a one hundred percent coinsurance arrangement. See Note 2 for more information.


2.   Summary of Significant Accounting Policies


     Basis of Presentation

     The accompanying statutory financial statements have been prepared in accordance with the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual Version March 2003" and in conformity with accounting practices prescribed or permitted by the State of Illinois Department of Insurance (IDOI), which vary in some respects from accounting principles generally accepted in the United States of America (GAAP).


     The most significant differences between statutory accounting practices and GAAP include: (1) bonds are generally carried at amortized cost and are not classified as either held-to-maturity securities, trading securities or available-for-sale securities; (2) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred and not deferred; (3) aggregate reserves are based upon statutory mortality and interest requirements and without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals;
     (4) deferred federal income tax assets for the temporary differences between the financial statement basis and tax basis of assets and liabilities are subject to different admissibility criteria; (5) the Asset Valuation Reserve (AVR) is reported as a liability with changes in this reserve charged or credited directly to unassigned surplus; (6) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond or mortgages sold; and (7) for GAAP purposes, the acquisitions of the Company on January 4, 1996 and September 3, 2003 were accounted for using the purchase method of accounting, which resulted in the recording of goodwill and value of business acquired on a GAAP basis.

     Statutory capital and surplus was $361.7 million and $237.1 million less than GAAP stockholder's equity at December 2003 and 2002, respectively. The statutory net loss was $117.5 million less than GAAP net income for the year ended December 31, 2003. Statutory net income was $192.6 million more than GAAP net loss for the year ended December 31, 2002.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     Permitted Accounting Practice

     In anticipation of the acquisition by Zurich in 1996, the Company sold, primarily through a bulk sale, approximately $84 million in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses which were required to be transferred to the interest maintenance reserve (IMR). However, as a result of the transfer of these realized capital losses to IMR, IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company's parent, the IDOI permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as a "quasi-reorganization".

     This procedure allows the Company a "fresh start" by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company's total amount of reported capital and surplus as of December 31, 2003, it did favorably impact the 2003 and 2002 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the December 31, 2003 and 2002 net gain from operations and net income would have both been reduced by $1.0 million, and capital and surplus for both years would have been increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in and unassigned surplus would have been $451.9 million and $89.1 million respectively, at December 31, 2003 and $107.7 million and $40.8 million at December 31, 2002.

     Use of Estimates in the Preparation of the Financial Statements

     The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

     Accounting Policies

     A.   Investments

          Bonds are carried at values prescribed by the NAIC. Generally bonds are valued at amortized cost under NAIC guidelines. Preferred stocks are carried at cost unless they are below investment grade, then they are carried at market value. Short-term investments are carried at cost, which approximates fair value. All derivatives are stated at amortized cost.

          Common stocks of non-affiliates are stated at market value. Common stocks of unconsolidated subsidiaries and affiliates are valued using the equity method as described in the Purposes and Procedures Manual of the Securities Valuation Office (SVO) of the NAIC. In conjunction with the coinsurance arrangement mentioned above and discussed more fully later in this note, KILICO transferred 100% of the stock of Investors Brokerage Services, Inc. (IBS), Investors Brokerage Services Insurance Agency, Inc. (IBSIA), PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively, PMG), and Zurich Life Insurance Company of New York (ZLICONY) to the Company.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

          Mortgage loans on real estate are stated at the aggregate unpaid principal balance, net of unamortized discount, direct write-downs and net of any valuation allowances. As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were paid as a dividend to Kemper in August 2003. As a result, the Company did not own any mortgage loans on real estate at December 31, 2003. Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the original loan over the maximum loan that would be permitted by law on the land without the buildings. The Company did not convert any mortgage loans to loans which required principal or interest to be paid based upon available cash flow during 2003.

          Other invested assets consist of a 30% joint venture equity interest in KL-75 LLC, a limited partnership, which is carried at cost, net of write-downs and surplus notes.

          Contract loans are carried at the aggregate of the unpaid balance, which is not in excess of the cash surrender values of the related policies.

          Mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Such amortization is included in investment income. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding increase or decrease to interest income. Prepayment assumptions for loan-backed bonds and structured securities were obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

          For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no write-downs in 2003 related to their securitized financial assets, compared to write-downs of $11.8 million in 2002.

          Upon default or indication of potential default by an issuer of fixed maturity securities, other than securitized financial assets, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). For the years ended December 31, 2003 and 2002, the Company recorded write-downs on other than securitized financial assets of $2.6 million and $5.9 million, respectively.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     B.   Loan-Backed Securities

          The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

          Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from broker-dealer survey values or internal estimates.

          For agency mortgage-backed securities (Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC)), the primary pricing source used is the Merrill Lynch Securities Pricing Service. For commercial mortgage-backed and asset-backed securities, the primary pricing source used is Interactive Data. Additionally, each of these sources are supplemented by broker pricing where coverage is unavailable or where pricing is deemed to be unreliable.

     C.   Investment Income and Realized Gains and Losses

          Investment income is recorded when earned. All investment income due and accrued that is over 90 days past due, with the exception of mortgage loans in default, is excluded from surplus. The total amount excluded from surplus in 2003 was $787,569. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2002.

          Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR as discussed below, and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate related reserves, are credited or charged to surplus.

     D.   Income and Expenses

          Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Deposits on deposit-type contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

     E.   Asset Valuation Reserve and Interest Maintenance Reserve

          The AVR provides for a standardized statutory investment valuation reserve for losses from investments in bonds, preferred stocks, short-term investments, mortgage loans, common stocks and other invested assets, with related increases or decreases in the AVR recorded directly to surplus. A write-down for other than temporary declines in value is recognized as a realized loss on an individual asset basis.

          The IMR defers certain interest-related gains and losses (net of tax) on fixed income securities, primarily bonds and mortgage loans, which are then amortized into income over the remaining lives of the investments sold. Net deferred IMR gains are treated as a liability while net deferred IMR losses are generally treated as a non-admitted asset with a corresponding charge directly to unassigned surplus. For GAAP purposes, there is no such reserve.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     F.   Policy Liabilities and Other Policyholders' Funds

          Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner's Standard Ordinary (CSO) table, with interest rates ranging from 4.0 percent to 6.0 percent. Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method (CARVM). Interest crediting rates guaranteed under the contracts' accumulation periods range from 3.0 percent to 6.0 percent. Guarantee periods range from one to two years with minimum interest rate guarantees ranging from
          3.0 percent to 4.5 percent. For contracts which have annuitized, interest rates that are used in the determination of the present value of future payments range from 3.5 percent to 11.3 percent.

          Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts
          (GICs). The contracts qualify as insurance under state laws and were issued as nonsurrenderable immediate annuities to trusts established by a securities firm.

          The securities firm sold interests in these trusts to institutional investors, primarily foreign investors for funding pension plans. Funding agreements have either fixed or variable rates of interest, are obligations of the Company's general account, are classified as annuities for statutory purposes and are recorded as deposit-type funds.

     G.   Reinsurance

          In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligation to policyholders.

          On September 3, 2003 (the Closing Date), KILICO transferred portions of its business through a one hundred percent coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to the Company. Prior to the Closing Date, the Company, KILICO, ZLICA and FLA operated under the trade name "Zurich Life" and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, KILICO remains a direct, wholly-owned subsidiary of Kemper.

          These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 (the Purchase Agreement), between Zurich Holding Company of America (ZHCA), Kemper, KILICO, ZFS, BOIH and Bank One. Under the Purchase Agreement, Kemper, an indirect subsidiary of ZFS, agreed to sell the capital stock of the Company, ZLICA and Zurich Direct Inc. to BOIH. BOIH also agreed to acquire control of KILICO's Subsidiaries. KILICO's "Subsidiaries" include IBS, IBSIA, ZLICONY, and PMG.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

          Upon the closing of the transactions contemplated by the Purchase Agreement on September 3, 2003 (the Closing), including the Coinsurance Agreement, effective as of the Closing (the Coinsurance Agreement), the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing.

          Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred to the Company.

          In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.), (ii) certain investment assets and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding the interest maintenance reserve created as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

          Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO, funded with assets equal to one hundred percent of the general account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves assumed from KILICO are $400 million or less.

          KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, contract loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the coinsurance agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. KILICO has also agreed that, for a period of three years following the Closing, it will not issue any new BOLI Policies.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

          The "Ceding Commission" was $120 million, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets. Both the Company and KILICO finalized their settlement in February 2004. The resulting closing adjustment resulted in a decrease of $9.3 million in other amounts receivable under reinsurance contracts in the balance sheet as of February 2004.

          KILICO remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to the Company and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion. Separate account assets that support the Separate Account Liabilities under the modified coinsurance arrangement totaled approximately $2.1 billion.

          The following is a summary of line items on the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus affected by the accounting for the initial coinsurance transaction.

            (in millions)                                              Debit/(Credit)

            Invested assets                                            $      3,270.9
            Accrued investment income                                           135.3
            Receivable from KILICO                                               78.6
                                                                       --------------
               Total assets                                                   3,484.8
                                                                       --------------
            Aggregate reserves                                               (3,327.2)
            Deposit-type funds (supplemental contracts without
              life contingencies and beneficiary account)                      (158.7)
            Separate account reserves - CRVM/CARVM expense allowance             28.3
            Life contract claims                                                (24.2)
            Remittances and items unallocated                                    (9.3)
            IMR                                                                 (83.6)
            Federal taxes - initial commission                                   18.1
                                                                       --------------
               Total liabilities                                             (3,556.6)
                                                                       --------------
            Surplus - initial commission, net of tax                             33.7
            Surplus - IMR related to Transferred
            Coinsurance Assets                                                   43.4
            Surplus - additional proceeds - IMR                                  (5.3)
                                                                       --------------
               Total surplus decrease                                  $         71.8
                                                                       --------------

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

          The following is a summary of line items on the Statement of Operations affected by the accounting for the initial coinsurance transaction.

          (in millions)                                                  Debit/(Credit)
          Premiums and supplementary contract considerations with
           life contingencies                                            $     (3,344.5)
          Commissions and expense allowances initial commission                    51.8
          IMR assumed from reinsurer, included in asset transfer                   40.3
          IMR assumed from reinsurer, realized gain on asset transfer
           after tax                                                               43.4
          Assumed change in expense allowances - separate account
           reserves                                                               (28.3)
          Increase in aggregate reserves for life and annuity
           contracts                                                            3,327.2
          Tax provision, equal to tax on initial commission                       (18.1)
                                                                         --------------
             Net loss - initial reinsurance transaction                  $         71.8
                                                                         ==============

          As part of the coinsurance agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

          In addition, under a separate transition services agreement, the Company is responsible for providing services in the following categories to KILICO for up to one year from the date of the Closing: legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Prior to the Closing, KILICO and the Company shared common management and employees. The transition services agreement is designed to facilitate KILICO's continued operations, in substantially the same manner as it operated prior to the Closing, while KILICO transitions to a new management team and new employees.

     H.   Federal Income Taxes

          The Company will file a consolidated federal income tax return with ZHCA, for the period January 1, 2003 through August 31, 2003. For the period September 1, 2003 through December 31, 2003, the Company will file a separate federal income tax return.

          The reporting of federal and foreign income taxes under statutory accounting is similar to the reporting requirements under GAAP, except for the following differences: (1) under statutory accounting, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns, therefore, deferred state income taxes are not recorded; (2) the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of insurance taxes, licenses and fees and is an element of pre-tax book income; (3) under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

          statutory accounting. Instead, statutory accounting requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes within the next twelve months. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs); and (4) under statutory accounting, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes as a component of the total tax provision rather than as a direct adjustment to unassigned surplus.

     I.   Nonadmitted Assets

          Certain assets designated as "non-admitted assets" have been excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus through a direct charge against unassigned surplus.

     J.   Cash Flow Information

          The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with a maturity of one year or less when purchased, to be short-term investments.

     K.   Premiums Deferred and Uncollected

          Premiums deferred and uncollected represent modal premiums due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

     L.   Other Assets

          The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from KILICO. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income in the Statutory Statements of Operations.

Federal Kemper Life Assurance Company

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     M.   Policyholder Dividends

          Dividends to policyholders are determined annually and are payable only upon declaration by the Board of Directors. An estimated provision has been made for dividends expected to be paid in the following calendar year.

     N.   Reclassifications

          Necessary reclassifications are made in prior period financial statements whenever appropriate to conform to the current presentation.

3.   Invested Assets and Other Related Income

     Bonds

     The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds at December 31, 2003 and 2002, were as follows (in thousands):

                                                                     2003
                                           ---------------------------------------------------------
                                                             Gross          Gross        Estimated
                                            Amortized      Unrealized     Unrealized        Fair
                                               Cost           Gains         Losses          Value
                                           ------------   ------------   ------------   ------------
     U.S. Government securities            $     36,925   $      3,208   $         --   $     40,133
     All other governments                        7,089             99             --          7,188
     States, territories and possessions         73,876          1,335            (85)        75,126
     Special revenue                            557,125          4,233         (1,619)       559,739
     Public utilities                           256,176         11,447           (102)       267,521
     Industrial and miscellaneous             3,764,889        117,961         (3,398)     3,879,452
                                           ------------   ------------   ------------   ------------
        Total bonds                        $  4,696,080   $    138,283   $     (5,204)  $  4,829,159
                                           ============   ============   ============   ============

                                                                     2002
                                           ---------------------------------------------------------
                                                             Gross          Gross        Estimated
                                            Amortized      Unrealized     Unrealized        Fair
                                               Cost           Gains         Losses          Value
                                           ------------   ------------   ------------   ------------
     U.S. Government securities            $    151,519   $      8,277   $        (77)  $    159,719
     All other governments                        2,492            171             --          2,663
     States, territories and possessions         11,429            825             --         12,254
     Special revenue                             94,543          3,448             --         97,991
     Public utilities                           117,017          4,859           (634)       121,242
     Industrial and miscellaneous             1,388,604         69,268        (15,969)     1,441,903
                                           ------------   ------------   ------------   ------------
        Total bonds                        $  1,765,604   $     86,848   $    (16,680)  $  1,835,772
                                           ============   ============   ============   ============

Federal Kemper Life Assurance Company

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     The amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity, are presented in the following table (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed and asset-backed securities may be substantially shorter than their contractual maturity because they may require monthly principal installments and such loans may prepay principal.

                                                    Amortized          Estimated
                                                      Cost            Fair Value
                                                -----------------  -----------------
     Due in one year or less                    $          56,954  $          57,865
     Due after one year through five years              1,288,005          1,326,474
     Due after five years through ten years             1,689,738          1,744,511
     Due after ten years                                  287,695            301,687
     Securities not due at a single maturity
      date - primarily mortgage and
      asset-backed securities/(1)/                      1,373,688          1,398,622
                                                -----------------  -----------------
                                                $       4,696,080  $       4,829,159
                                                =================  =================

     ----------
     /(1)/ Weighted average maturity of approximately 3.6 years.

     Approximately 17.1 percent of the investment-grade fixed maturity securities at December 31, 2003 were residential mortgage-backed securities, up from 12.3 percent at December 31, 2002. Approximately 7.9 percent of the investment-grade fixed maturity securities at December 31, 2003 were commercial mortgage-backed securities, compared with 6.0 percent at December 31, 2002. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the GNMA, FNMA, or FHLMC and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

     Approximately 4.9 percent and 8.1 percent of the investment-grade fixed maturity securities at December 31, 2003 and 2002, respectively, consisted of asset-backed securities. The majority of investments in asset-backed securities were backed by home equity loans (25.1%), credit card loans (24.8%), manufactured housing loans (14.6%), and auto loans (13.8%).

Federal Kemper Life Assurance Company

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     Gross proceeds, realized gains and realized losses on bonds sold at the discretion of the Company for the years ended December 31, 2003 and 2002, were as follows (in millions):

                                                        2003          2002
                                                    -----------   -----------
         Gross proceeds                             $     488.9   $   1,100.5
         Gross realized gains                       $      15.7   $      40.6
         Gross realized losses                      $      16.8   $      36.5

     Bonds with amortized values of $3.3 million were on deposit with governmental authorities as required by law at December 31, 2003.

     Equity Securities

     The fair value of preferred stock was $85.7 million and $32.4 million at December 31, 2003 and 2002, respectively. The cost of common stock was $160.4 million and $4.2 million at December 31, 2003 and 2002, respectively.

     Real Estate-Related Investments

     The following table summarizes the Company's real estate-related investments at December 31, 2003 and 2002 (in thousands):

                                                        2003          2002
                                                     -----------  -----------
          Mortgage loans                             $        --  $    40,094
          Real estate-related investments included
           in other invested assets:
             Real estate loans and notes receivable           --        8,494
             Real estate joint ventures and
              partnerships                                    --          736
             Real estate valuation reserve                    --       (8,284)
                                                     -----------  -----------
                Totals/(1)/                          $        --  $    41,040
                                                     ===========  ===========

     ----------
     /(1)/ Excludes $1.4 million of real estate-related accrued interest at December 31, 2002.

     As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

Federal Kemper Life Assurance Company

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     Net Investment Income

     The sources of net investment income for the years ended December 31, 2003 and 2002 were as follows (in thousands):

                                                      2003           2002
                                                  ------------   ------------
      Interest on fixed maturity securities       $    144,254   $    115,654
      Dividends on equity securities                     3,382          2,659
      Income from short-term investments                   405            624
      Income from mortgage loans                         2,296          3,362
      Income from policy loans                          10,171          4,471
      Income from other loans and investments            2,122            708
                                                  ------------   ------------
         Total investment income                       162,630        127,478
      Investment expense                                (7,832)        (6,854)
                                                  ------------   ------------
         Net investment income                    $    154,798   $    120,624
                                                  ============   ============

Net Realized Capital Gains and Losses

Net realized capital losses for the years ended December 31, 2003 and 2002 were as follows (in thousands):

                                                         2003          2002
                                                     ------------  ------------
         Fixed maturity securities                   $     (3,439) $    (12,813)
         Equity securities                                    790           (67)
         Other                                               (589)       (9,834)
                                                     ------------  ------------
            Net realized capital losses before
             federal income tax benefit                    (3,238)      (22,714)
         Federal income tax benefit                            --        (1,048)
                                                     ------------  ------------
            Net realized capital losses after taxes        (3,238)      (21,666)
         Net losses (gains) transferred to the IMR            593       (19,634)
                                                     ------------  ------------
            Total realized capital losses            $     (2,645) $    (41,300)
                                                     ============  ============

     The other losses, net, for 2002 consist primarily of a write-down on a leveraged lease that covers an aircraft. The aircraft is leased by United Airlines (UAL) and was written down to zero subsequent to UAL filing Chapter 11 bankruptcy in the fourth quarter of 2002. The pre-tax write-down totaled $10.5 million.

Federal Kemper Life Assurance Company

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     The following shows the Company's investments' fair value and gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2003.

                                                    Less than 12 months       12 months or longer              Total
                                                               Unrealized                Unrealized                 Unrealized
     Description of Securities                    Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
     -----------------------------------------   -----------   ----------   ----------   ----------   -----------   ----------
     US Treasury Obligations                              --           --           --           --            --           --
     Federal Agency mortgage backed securities   249,449,137   (1,618,621)          --           --   249,449,137   (1,618,621)
     Corporate bonds                             336,509,989   (3,578,834)     300,459       (6,440)  336,810,448   (3,585,274)
     Subtotal debt securities                    585,959,126   (5,197,455)     300,459       (6,440)  586,259,585   (5,203,895)
     Common Stock                                                                                              --           --
     Total temporarily impaired securities       585,959,126   (5,197,455)     300,459       (6,440)  586,259,585   (5,203,895)

     At December 31, 2003, 96 different fixed maturity securities represented 100% of the Company's $5.2 million total unrealized loss. Unrealized losses in the fixed maturity investment portfolio, including US government agencies, mortgage and asset back securities and corporate bonds, were primarily due to higher interest rates during 2003. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 19.4% of the total unrealized loss amount as of December 31, 2003. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities above were temporarily depressed.

     The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties includes changes in general economic conditions, the issuer's financials condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2003, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs.

Federal Kemper Life Assurance Company

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4.   Concentration of Credit Risk

     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities.

     As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

     At December 31, 2002, loans to a master limited partnership (MLP) between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $22.0 million of the Company's real estate portfolio. Kemper's interest in the MLP was 75.0 percent at December 31, 2002. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. During 2001, a change in circumstances surrounding the water development project related to these loans led to the reclassification of these loans to accrual status. As a result, interest income was recorded in the fourth quarter of 2001 and subsequent periods and the general reserve allowance related to these loans was released.

     At December 31, 2002, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates (Nesbitt), a third party real estate developer, have ownership interests constituted approximately $12.5 million of the Company's real estate portfolio. The Nesbitt ventures consisted of nine hotel properties and one retail property.

     At December 31, 2002, a loan to a joint venture amounted to $5.6 million. This mortgage loan was on an office property located in Illinois and owned by a former affiliate, Zurich North America.

     The remaining real estate-related investment amounted to $0.2 million at December 31, 2002 and consisted of mortgage loans on unzoned lots located in Hawaii. These properties were not producing income and the loans were on non-accrual status at December 31, 2002.

5.   Fair Value of Financial Instruments

     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

Federal Kemper Life Assurance Company

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     The following methods and assumptions were used to estimate the fair value of financial instruments for which it is practicable to estimate that value:

     Bonds and Equity Securities

     Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager and affiliate, Bank One Investment Advisors
     (BOIA).

     Cash and Short-Term Investments

     The carrying amounts for these instruments approximate fair values.

     Interest Rate Swaps

     Fair values are determined by taking the present value of net future cash flows, which are based upon the LIBOR curve at the most recent valuation date.

     Mortgage Loans and Other Real Estate-Related Investments

     Fair values were estimated based upon the investments' observable market prices, net of estimated costs to sell and where no observable price is available, by appraised value. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $8.3 million at 2002. The real estate portfolio was monitored closely and reserves were adjusted to reflect market conditions. This resulted in a carrying value that approximated fair value at December 31, 2002. The Company does not own mortgage loans or real estate at December 31, 2003.

     Contract Loans and Other Invested Assets

     The carrying value of contract loans approximates the fair value as the Company adjusts the rates to remain competitive. The carrying values for other invested assets approximate fair values.

     Life Policy Benefits

     For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

Federal Kemper Life Assurance Company

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     The carrying value and estimated fair value of the Company's financial instruments at December 31, 2003 and 2002, were as follows (in thousands):

                                                             2003                          2002
                                                 ---------------------------   ---------------------------
                                                                  Estimated                    Estimated
                                                   Carrying         Fair         Carrying         Fair
                                                    Value          Value          Value          Value
                                                 ------------   ------------   ------------   ------------
     Financial instruments recorded as assets:
        Bonds                                    $  4,696,080   $  4,829,159   $  1,765,604   $  1,835,772
        Equity securities (excluding real
         estate-related investments)                  245,440        250,221         34,095         37,362
        Cash and short-term investments               268,301        268,301         47,753         47,753
        Mortgage loans and other real
         estate-related investments                        --             --         41,040         41,040
        Contract loans                                282,027        282,027         76,251         76,251
        Other invested assets (excluding
         real estate-related investments)              16,525         17,505          9,981         10,147
        Financial instruments recorded as
         liabilities - aggregate reserves
         for policies and contracts and
         supplementary contracts excluding
         term life reserves                         5,046,337      5,000,546      1,694,625      1,808,098

Federal Kemper Life Assurance Company

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6.   Income Taxes

     The components of the net deferred tax asset recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are as follows:

                                                    December 31,   December 31,
                                                        2003           2002
                                                    ------------   ------------
     Total of all deferred tax assets (DTAs)        $ 65,758,968   $ 76,324,889
     Total of all deferred tax liabilities (DTLs)     (5,488,406)   (15,454,119)
                                                    ------------   ------------
        Net deferred tax asset                        60,270,562     60,870,770
     Deferred tax assets nonadmitted                 (53,554,685)   (51,263,674)
                                                    ------------   ------------
        Net admitted deferred tax asset             $  6,715,877   $  9,607,096
                                                    ============   ============
     Increase (decrease) in nonadmitted deferred
      tax asset                                     $ (2,291,011)  $ (3,126,358)
                                                    ============   ============

     All deferred tax liabilities are recognized.

     The Company's income tax expense and change in deferred tax assets and liabilities differ from the amount obtained by applying the federal statutory rate of 35% to net income before taxes. The significant items causing this difference are: change in cash surrender value of life insurance, capitalization of acquisition costs related to reinsurance assumed from KILICO, nondeductible expenses, adjustment for prior year provision to return differences, and the amortization of the interest maintenance reserve.

     The components of incurred tax expense and the change in DTAs and DTLs are as follows:

                                                      2003           2002
                                                  ------------   ------------
     Current income tax expense - operations      $ 44,436,088   $ 28,698,183
     Current income tax benefit - capital gains             --     (1,047,567)
                                                  ------------   ------------
     Current income tax incurred                  $ 44,436,088   $ 27,650,616
                                                  ============   ============

Federal Kemper Life Assurance Company

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     The changes in the main components of DTAs and DTLs are as follows:

                                      December 31,    December 31,
                                         2003            2002           Change
                                     -------------   -------------   -------------
     DTAs:
        Life insurance reserves      $  18,725,048   $  10,949,050   $   7,775,998
        Deferred acquisition costs      20,717,164      45,321,834     (24,604,670)
        Nonadmitted assets                      --       5,338,822      (5,338,822)
        Accrued expenses                 4,437,499       2,915,578       1,521,921
        Real estate reserves                    --       2,899,290      (2,899,290)
        Bond write-downs                        --       6,951,229      (6,951,229)
        Resisted claims                    680,115              --         680,115
        Basis difference in bonds
         and stocks                     20,247,270              --      20,247,270
        Other                              951,872       1,949,086        (997,214)
                                     -------------   -------------   -------------
           Total DTAs                   65,758,968      76,324,889     (10,565,921)
     Nonadmitted DTAs                  (53,554,685)    (51,263,674)     (2,291,011)
                                     -------------   -------------   -------------
           Admitted DTAs             $  12,204,283   $  25,061,215   $ (12,856,932)
                                     =============   =============   =============

                                      December 31,    December 31,
                                         2003             2002          Change
                                     -------------   -------------   -------------
     DTLs:
        Market discount on bonds     $          --   $  (1,165,691)  $   1,165,691
        Depreciation/amortization               --      (6,915,884)      6,915,884
        Deferred and uncollected
         premiums                       (2,811,749)     (3,465,798)        654,049
        Loading/cost of collection      (1,457,508)     (1,461,667)          4,159
        Net unrealized capital gains            --         (17,378)         17,378
        Accrued interest on funding
         agreement                      (1,167,532)     (1,321,654)        154,122
        Other                              (51,617)     (1,106,047)      1,054,430
                                     -------------   -------------   -------------
           Total DTLs                $  (5,488,406)  $ (15,454,119)  $   9,965,713
                                     =============   =============   =============
           Net admitted deferred
            tax asset                $   6,715,877   $   9,607,096   $  (2,891,219)
                                     =============   =============   =============

Federal Kemper Life Assurance Company

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     The change in the net deferred income tax asset is composed of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Capital Stock and Surplus):

                                       December 31,    December 31,
                                          2003            2002            Change
                                      -------------   -------------   --------------
     Total DTAs                       $  65,758,968   $  76,324,889   $  (10,565,921)
     Total DTLs                       $  (5,488,406)    (15,454,119)       9,965,713
                                      -------------   -------------   --------------
        Net deferred tax asset        $  60,270,562   $  60,870,770         (600,208)
                                      =============   =============
     Tax effect of unrealized gains
      (losses)                                                               (17,378)
                                                                      --------------
     Change in net deferred income
      tax                                                             $     (617,586)
                                                                      ==============

     In 2003 and 2002, the change in the tax effect of unrealized gains/losses has been reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

     As of December 31, 2003 and 2002, the Company did not have any operating loss carryforwards.

     The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

     2003                               $  21,002,395
     2002                               $          --
     2001                               $          --

     The Company's federal income tax for the period January 1, 2003 through August 31, 2003 is consolidated with certain former affiliates, with ZHCA as the parent.

     For the period after August 31, 2003, the Company will file a separate income tax return.

     For the period in which the Company was a part of the consolidated federal income tax return with ZHCA, a written agreement set out the method of allocating tax between the companies. In general, allocation was based upon separate return calculations with no immediate benefit for a taxable loss that was utilized in the current year consolidated return. Inter-company tax balances were settled within thirty days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

Federal Kemper Life Assurance Company

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7.   Information Concerning Parent, Subsidiaries and Affiliates

     From September 2003, all of the outstanding shares of the Company were owned by BOIH. BOIH also owned 100 percent of the issued and outstanding common stock of ZLICA.

     In the third quarter of 2003, KILICO exchanged certain invested assets with the Company. These invested assets were to be excluded from the companies acquired by BOIH as outlined in the Purchase Agreement and substituted with different invested assets. The net difference between the excluded assets and the substituted assets received by the Company was treated as a capital contribution from Kemper in the amount of $9.4 million.

     In the fourth quarter of 2003, BOIH contributed cash of $225.2 million to the Company.

     In the fourth quarter, BOIH contributed 100% of its investment in ZLICA at a cost of $91.4 million in the form of a capital contribution to the Company.

     During 2003 and 2002, the Company paid cash dividends to Kemper according to the following schedule:

          Month                           2003                Type
          ------------------------   -------------   ------------------------
          March                      $  10,000,000   Cash dividend
          September                     30,089,041   Liquidating distribution
                                     -------------
          Total paid to Kemper          40,089,041
          September - paid to BOIH       9,335,145   Non cash dividend
                                     -------------
             Total                   $  49,424,186
                                     =============

          Month                           2002                Type
          ------------------------   -------------   ------------------------
          June                       $  10,000,000   Cash dividend
          September                     30,000,000   Cash dividend
                                     -------------
             Total                   $  40,000,000
                                     =============

     The Company transferred its investment in a leveraged lease to Kemper in the form of a dividend.

     Through August 2003, KILICO, ZLICA, and ZLICONY, utilized the management, employees, and home office space of the Company. Expenses were allocated to KILICO, ZLICA and ZLICONY based upon their actual utilization of the Company's employees and facilities. Expenses allocated to KILICO, ZLICA, and ZLICONY during 2003 and 2002 amounted to $24.5 million and $39.2 million, respectively.

     Subsequent to August 2003, ZLICA and ZLICONY continue to utilize the management, employees and home office space of the Company. Expenses continue to be allocated to ZLICA and ZLICONY based on their actual utilization of the Company's employees and facilities. KILICO also continues to utilize the management, employees and home office space and is charged expenses based on a transition services agreement.

Federal Kemper Life Assurance Company

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     In August 2003, the Company sold its investment in an affiliated mortgage loan of $5.6 million to KILICO. In September 2003, the Company dividended its investments in IBS, IBSIA and PMG to BOIH.

     The Company has a service agreement with BOIA. BOIA provides investment services, including purchases and sales of securities, under the supervision of the investment committee of the Company.

     At December 31, 2003 and 2002, the Company reported the following amounts due from or (to) related parties:

                                                  2003              2002
                                           -----------------  -----------------
     *KILICO                               $              --  $       3,132,655
     IBS                                               4,962              3,255
     ZD                                                   --          5,143,339
     PMG Group                                       148,509              8,598
     ZLICONY                                         150,633            156,087
     Zurich Direct of Texas                               --            973,247
     Zurich Direct Insurance Agency                   23,407            106,012
     ZLICA                                         1,296,013          1,068,785
     *Kemper                                              --             17,860
     *Zurich International Solutions                      --             27,687
     *ZFS                                                 --                223
     *Kemper Real Estate, Inc                             --             38,179
     Other                                                --            920,817
     Nonadmitted affiliated balances                      --         (6,222,598)
                                           -----------------  -----------------
        Receivable from related parties    $       1,623,524  $       5,374,146
                                           =================  =================

                                                  2003              2002
                                           -----------------  -----------------
     *Zurich American Insurance Company    $              --  $         (20,979)
     FLA                                          (2,926,100)        (6,295,047)
     ZD                                             (831,334)                --
     Other                                                --            (24,067)
                                           -----------------  -----------------
        Payable to related parties         $      (3,757,434) $      (6,340,093)
                                           =================  =================
     Net payable from related parties      $      (2,133,910) $        (965,947)
                                           =================  =================

     *As of September 2003, no longer an affiliate of the Company. See Note 1 for more information.

     Related party receivables and payables are settled each month.

     The Company is charged costs from Farmers Insurance Group for mainframe data processing services.

     The Company has a formal management and services agreement with FLA, which charges FLA based upon certain predetermined charges and factors. The Company shares management, operations and employees with FLA.

Federal Kemper Life Assurance Company

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8.   Life Reserves

     A.   Reserves for Life Contracts and Deposit-Type Contracts

          The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company holds reserves for surrender values promised in excess of the legally computed reserves. Substandard reserves are principally computed on the basis of the tabular interest and multiples of the tabular mortality. As of December 31, 2003, the Company had $19.6 billion of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $86.9 million.

          Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding in addition one half of the net valuation premium for the modal period.

          Tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

     B. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

                                                      December 31, 2003                     December 31, 2002
                                             -----------------------------------   -----------------------------------
                                                  Amount           % of Total           Amount           % of Total
                                             ----------------   ----------------   ----------------   ----------------
     Subject to discretionary withdrawal:
        With fair value adjustment           $    457,229,982              10.93%  $             --               0.00%
        At book value less current
         surrender change of 5% or more           541,509,624              12.94        220,427,019              16.87%
     At book value without adjustment
      (minimal or no charge or adjustment)      2,226,753,806              53.21        279,732,357              21.41
     Not subject to discretionary
      withdrawal                                  959,339,161              22.92        806,087,684              61.72
                                             ----------------   ----------------   ----------------   ----------------
           Total (gross)                        4,184,832,573             100.00%     1,306,247,060             100.00%
                                                                ================                      ================
     Reinsurance ceded                             98,294,387                            98,265,970
                                             ----------------                      ----------------
           Total (net)                       $  4,086,538,186                      $  1,207,981,090
                                             ================                      ================

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

     Life and Accident and Health Annual Statement:

                                                    December 31,
                                                       2003
                                                  ----------------
          Annuities, total (net)                  $  3,096,604,724
          Supplemental contracts with life
           contingencies, total (net)                   88,114,183
          Deposit-type contracts, total (net)          901,819,279
                                                  ----------------
          Total                                   $  4,086,538,186
                                                  ================

9.   Premium and Annuity Considerations Deferred and Uncollected

     Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2003 and 2002 were as follows:

                                           2003                              2002
                             -------------------------------   -------------------------------
                                                  Net of                            Net of
                                 Gross           Loading            Gross          Loading
                             --------------   --------------   --------------   --------------
     Ordinary new business   $      160,328   $      102,556   $      230,196   $      160,157
     Ordinary renewal             7,866,734       12,090,070        9,671,852       13,918,109
     Group life                       6,508            5,253              229              203
                             --------------   --------------   --------------   --------------
        Total                $    8,033,570   $   12,197,879   $    9,902,277   $   14,078,469
                             ==============   ==============   ==============   ==============

10.  Reinsurance

     At December 31, 2003 and 2002, the deductions for reinsurance assumed from affiliated and unaffiliated insurance companies were as follows (in millions):

                                                  2003             2002
                                             --------------   --------------
      Reserves assumed from affiliated
       insurance companies                   $           --   $           --
      Reserves assumed from unaffiliated
       insurance companies                          3,510.5               --
                                             --------------   --------------
         Total reserves assumed              $      3,510.5   $           --
                                             ==============   ==============
      Premiums assumed from affiliated
       insurance companies                   $           --   $           --
      Premiums assumed from unaffiliated
       insurance companies                          3,383.1               --
                                             --------------   --------------
         Total premiums assumed              $      3,383.1   $           --
                                             ==============   ==============
      Benefits assumed from affiliated
       insurance companies                   $           --   $           --
      Benefits assumed from unaffiliated
       insurance companies                            100.0               --
                                             --------------   --------------
         Total benefits assumed              $        100.0   $           --
                                             ==============   ==============

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     At December 31, 2003 and 2002, the deductions for reinsurance ceded to affiliated and unaffiliated insurance companies were as follows (in millions):

                                                   2003             2002
                                              --------------   --------------
       Reserves ceded to affiliated
        insurance companies                   $         15.1   $         98.3
       Reserves ceded to unaffiliated
        insurance companies                            616.3            380.1
                                              --------------   --------------
          Total reserves ceded                $        631.4   $        478.4
                                              ==============   ==============
       Premiums ceded to affiliated
        insurance companies                   $         13.9   $           --
       Premiums ceded to unaffiliated
        insurance companies                            218.0            222.8
                                              --------------   --------------
          Total premiums ceded                $        231.9   $        222.8
                                              ==============   ==============
       Benefits ceded to affiliated
        insurance companies                   $         12.9   $           .1
       Benefits ceded to unaffiliated
        insurance companies                            138.5            145.4
                                              --------------   --------------
          Total benefits ceded                $        151.4   $        145.5
                                              ==============   ==============

     Such amounts related to life insurance in force at December 31, 2003 and 2002 were as follows (in billions):

                                                   2003             2002
                                              --------------   --------------
       Direct and assumed                     $        142.3   $        133.9
                                              ==============   ==============
       Ceded to:
          Affiliated insurance companies                 1.5               --
          Unaffiliated insurance
           companies                                   119.8            115.4
                                              --------------   --------------
             Total ceded                      $        121.3   $        115.4
                                              ==============   ==============

11.  Capital Stock and Surplus

     The Company has 500,000 shares of common stock, $20 par value, authorized, and 136,351 shares issued and outstanding, all owned by BOIH.

     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of ten percent of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the preceding calendar year. If the limitation is exceeded, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company without prior approval in 2004 is zero.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     Unassigned funds (surplus) represented or (reduced) in aggregate by each item below at December 31, 2003 and 2002 is as follows:

                                                      2003            2002
                                                 --------------  --------------
     Net unrealized gains and losses, net of tax $    7,687,998  $    3,643,337
     Nonadmitted asset values                       (58,611,505)    (72,740,048)
     Asset valuation reserve                         (7,018,146)     (1,419,652)
     Reinsurance in unauthorized companies           (3,967,704)     (1,425,468)

12. Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

     Postretirement Benefit Plans

     As part of the Bank One acquisition, all the liabilities related to the Postretirement benefit plan and the qualified defined contribution pension plan were transferred back to the Company prior to September 2003.

     The Company sponsors a postretirement benefit plan covering all employees. The Company allocates a portion of plan expenses and obligations to KILICO, ZLICA and ZD. The Company does not have a defined benefit pension plan.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     The Company's portion of assets, obligations and assumptions of the postretirement benefit plans are as follows at December 31, 2003 and 2002:

                                                    Postretirement Benefits
                                                  ---------------------------
                                                      2003           2002
                                                  ------------   ------------
     Change in benefit obligation:
        Benefit obligation at beginning of year   $  1,226,361   $  1,107,935
        Service cost                                    42,000         43,818
        Interest cost                                  106,000         75,190
        Actuarial loss                                      --         58,615
        Benefits paid                                  (61,000)       (59,197)
        Plan amendments                              2,350,057             --
                                                  ------------   ------------
        Benefit obligation at end of year         $  3,663,418   $  1,226,361
                                                  ============   ============
     Funded status at December 31                 $ (3,663,418)  $ (1,226,361)
     Unamortized prior service cost                         --       (105,257)
     Unrecognized net actuarial loss                        --        386,936
     Remaining net obligation or net asset at
      initial date of application                    1,329,310             --
                                                  ------------   ------------
     Accrued benefit liability                    $ (2,334,108)  $   (944,682)
                                                  ============   ============
     Components of net periodic benefit cost:
        Service cost                              $     42,000   $     43,818
        Interest cost                                  106,000         75,190
        Amortization of unrecognized transition
         obligation                                         --         32,579
        Amortization of unrecognized net loss               --         16,178
        Amortization of prior service cost                  --         (8,482)
                                                  ------------   ------------
           Total net periodic benefit cost        $    148,000   $    159,283
                                                  ============   ============

     The accrued benefit liability has been reflected in the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus within general expenses due or accrued. The total net periodic benefit cost has been reflected in the Statutory Statements of Operations within general expenses.

     The plan amendments above include transfers of the December 31, 2002 balances of $903.5 million from KILICO, $888.0 million from ZD, $558.1 million from ZLICA, and $0.5 million from ZLICONY.

     At December 31, 2003, the assumed discount rate was 6.3% and the rate of compensation increase was 4.0%. There was no long-term rate of return on plan assets.


     The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants' contributions adjusted annually; the life insurance plans are noncontributory. The accounting for the health care plans anticipates future cost-sharing changes to the written plan that are consistent with the Company's expressed intent to increase retiree contributions, decreasing the Company's share of such expenses. For measurement of the 2003 periodic cost, an annual rate of increase of 10.0% was assumed for 2003 in the cost of covered healthcare benefits; this range was assumed to decrease to 5.0% in years 2010 and thereafter.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects at December 31, 2003:

                                                    1 Percentage   1 Percentage
                                                       Point          Point
                                                      Increase       Decrease
                                                    ------------   ------------
     Effect on total of service and interest cost
      components                                    $     19,245   $    (19,078)
     Effect on postretirement benefit obligation    $    452,545   $   (451,526)


     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was signed into law on December 8, 2003. Financial Accounting Standards Board ("FASB") Staff Position FAS 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 permits employers that sponsor postretirement benefit plans to defer accounting for the effects of the Act until the FASB issues guidance on how to account for the provisions of the Act. Specific authoritative guidance on accounting for the Act is pending. The Company will defer recognition of the Act until the guidance is issued.


     Defined Contribution Plans

     The Company's employees are covered by qualified defined contribution plans sponsored by the Company.

     Details of the Company's defined contribution plans' expense for the years 2003 and 2002 are as follows:

                                                        2003           2002
                                                    ------------   ------------
       401(k) Plan Company match                    $    351,633   $    496,176
       Money Purchase Plan                               624,513        590,627
       Profit Sharing Plan                                    --        774,789
                                                    ------------   ------------
          Total expense                             $    976,146   $  1,861,592
                                                    ============   ============

     Contributions of 5% of each employee's compensation are made each year.

     The defined contribution plans' expense have been reflected in the Statutory Statements of Operations within general expenses.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

13. Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

     The Company is party to an interest rate swap agreement with Zurich Capital Markets, Inc. (ZCM). The Company invests primarily in fixed rate investments. A floating rate funding agreement was reinsured in 2000 and the Company subsequently entered into an interest rate swap agreement. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2003, the Company paid $7.5 million as settlement for the difference between the fixed-rate and floating-rate interest.

     The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of the contracts. At both December 31, 2003 and 2002 open swap agreements with notional values of $160.0 million had negative market values of $10.6 million and $16.5 million, respectively, with expiration dates ranging from November 2004 through December 2007.

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. One hundred percent of the net credit exposure for the Company from derivative contracts is with an investment-grade counter-party.

14.  Leases

     The Company leases office and computer equipment under various non-cancelable operating lease agreements that expire through December 2006. Rental expense for 2003 and 2002 was approximately $1.1 million and $2.2 million, respectively.

     At December 31, 2003, the future minimum aggregate rental commitments are as follows (in thousands):

          Year Ending December 31            Operating Leases

                   2004                          $     481
                   2005                          $     107
                   2006                          $       6

     The Company renegotiated its prior building lease agreement in September 2003. Effective in 2004, the Company will be moving to a Bank One owned facility and will terminate the prior lease agreement. Rental expense for 2003 and 2002 was approximately $8.4 million and $8.2 million respectively.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     At December 31, 2003, the minimum aggregate rental commitments for office space leases were as follows:

      (Dollars in thousands)

         Year Ending December 31
         -----------------------

             2004                             $   2,181
             2005                             $      --
             2006                             $      --
             2007                             $      --
             2008                             $      --

     The Company does not have any renewal option extensions.

15.  Contingencies

     The Company is unaware of any contingent liability, which may materially affect its financial position or results of operations.

     The Company has not committed reserves to cover any contingent liabilities.

     There are no pending legal proceedings, which are beyond the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position or results of operations of the Company. The Company does not act as an intermediary/broker in over the counter derivative instrument transactions.

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2003 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

16.  Subsequent Event

     On January 14, 2004, Bank One announced an agreement to merge with JP Morgan in a strategic business combination establishing the second largest banking franchise in the United States, based on core deposits. The combined entity will have assets of $1.1 trillion. The agreement provides for a stock-for-stock merger in which each share of Bank One's common stock will be exchanged on a tax-free basis for 1.32 shares of JP Morgan common stock. This transaction is expected to close in mid-2004 pending regulatory and shareholder approvals.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

17   Reconciliation to Annual Statement

     Subsequent to the filing of the 2003 Annual Statement, it was discovered that the 2003 tax provision had been recorded incorrectly. The Company did not record an adequate income tax provision for the pre-acquisition period in the initial income tax provision calculation which was included in the 2003 Annual Statement. The adjustment to correct this error had no net effect on surplus as reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003. This adjustment was recorded as a decrease to unassigned surplus of $18,250,819 to record the additional tax liability for the pre-acquisition period as well as an increase to Paid in Capital of $18,250,819. As a result of the details set forth in the Purchase Agreement, this additional income tax provision is borne by ZHCA and as such, recorded as an increase to Paid in Capital. This adjustment also increased the net loss reflected in the Statements of Operations by $18,250,819 for the year ended December 31, 2003.

     In addition, for the post-acquisition period the Company failed to capitalize the appropriate amount of acquisition costs in the calculation which was included in the 2003 Annual Statement. The adjustment to correct this error in the audited statutory financial statements decreased surplus by $6,252,808 reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003 and increased the net loss reflected in the Statements of Operations by $9,479,059 for the year ended December 31, 2003. The differences are as follows:

                                                   Unassigned       Paid in      Net Income
                                                     Surplus        Capital        (Loss)
                                                  -------------  -------------  -------------
     Balances per 2003 Annual Statement           $ (61,601,793) $ 417,320,105  $ (63,144,111)
     Description
        Adjustment to taxes for the
         pre-acquisition period                     (18,250,819)    18,250,819    (18,250,819)
        Adjustment to taxes for the
         post-acquisition period                     (9,479,059)            -      (9,479,059)
        Increase in net deferred tax
         asset for the post-acquisition period        3,226,251             -              -
                                                  -------------  -------------  -------------
     Balances per statutory financial
      statements                                  $ (86,105,420) $ 435,570,924  $ (90,873,989)
                                                  =============  =============  =============

                        Report of Independent Accountants

     To the Board of Directors and Stockholder of Federal Kemper Life Assurance Company:

     We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Federal Kemper Life Assurance Company (the Company) as of December 31, 2002 and 2001, and the related statutory statements of operations, capital stock and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

     As discussed in Note 16 to the financial statements, in 2001 the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Version Effective January 1, 2001, as required by the State of Illinois Department of Insurance. The effect of adoption is recorded as an adjustment to unassigned surplus as of January 1, 2001.

     PricewaterhouseCoopers LLP

     Chicago, Illinois
     March 21, 2003

Federal Kemper Life Assurance Company

Statutory Statements of Admitted Assets,
Liabilities and Capital Stock and Surplus
As of December 31, 2002 and 2001
--------------------------------------------------------------------------------

             ADMITTED ASSETS                      2002               2001
                                           -----------------  -----------------
Cash and invested assets:
   Bonds                                   $   1,765,604,053  $   1,725,599,977
   Preferred stocks                               29,107,739         38,065,671
   Common stocks                                   4,987,111                 --
   Mortgage loans on real estate                  40,094,399         38,360,986
   Policy loans                                   76,250,625         83,376,322
   Cash                                           47,753,397             18,825
   Short-term investments                                 --         54,482,804
   Other invested assets                          10,926,721         18,538,687
                                           -----------------  -----------------
         Total cash and invested assets        1,974,724,045      1,958,443,272
                                           -----------------  -----------------
Amounts recoverable from reinsurers                5,717,342          2,912,441
Net deferred tax asset                             9,607,096          9,706,463
Premiums deferred and uncollected                 14,078,469         13,105,622
Investment income due and accrued                 29,279,280         31,204,795
Receivable from affiliates                         5,374,146          5,756,131
Other assets                                      54,676,706         61,544,897
                                           -----------------  -----------------
         Total admitted assets             $   2,093,457,084  $   2,082,673,621
                                           =================  =================
LIABILITIES AND CAPITAL STOCK AND SURPLUS
Liabilities:
   Life and annuity reserves               $   1,066,249,323  $   1,117,441,756
   Deposit-type funds:
      Funding agreements                         605,276,824        605,861,471
      Supplemental contracts without life
       contingencies                              34,535,270         39,819,804
      Beneficiary account                        121,015,456         91,732,930
      Dividend accumulations                       1,095,481          1,052,711
      Premium deposit funds                          427,793            418,467
   Claims and benefits payable to
    policyholders                                 18,799,072         18,589,470
   Other policyholder funds                        1,983,222          1,862,294
                                           -----------------  -----------------
         Total policy liabilities              1,849,382,441      1,876,778,903
                                           -----------------  -----------------
Interest maintenance reserve                      27,203,458         12,321,516
General expenses due or accrued                    6,903,054          6,988,948
Taxes, licenses and fees due or accrued            3,650,075          4,286,757
Federal income taxes due or accrued               20,980,611          1,832,289
Remittances and items not allocated                4,363,392         (1,618,386)
Reinsurance in unauthorized companies              1,425,468                 --
Asset valuation reserve                            1,419,652         11,251,441
Payable to affiliates                                 45,046            973,475
Payable for securities purchased                  28,449,553                 --
Other liabilities                                 10,806,031         10,438,915
                                           -----------------  -----------------
         Total liabilities                     1,954,628,781      1,923,253,858
                                           -----------------  -----------------
Capital stock and surplus:
   Common stock                                    2,727,020          2,727,020
   Paid-in surplus                                91,340,794         91,340,794
   Unassigned surplus                             44,760,489         65,351,949
                                           -----------------  -----------------
         Total capital stock and surplus         138,828,303        159,419,763
                                           -----------------  -----------------
         Total liabilities and capital
          stock and surplus                $   2,093,457,084  $   2,082,673,621
                                           =================  =================

    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Statutory Statements of Operations
For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                  2002               2001
                                           -----------------  -----------------
Income:
Premium and annuity considerations         $     146,705,819  $     160,908,456
Considerations for supplemental
 contracts with life contingencies                 1,038,890          2,860,549
Net investment income                            120,623,923        138,261,870
Amortization of interest maintenance
 reserve                                           4,751,763          2,810,639
Reinsurance ceding commissions and
 allowances                                       68,058,903         65,361,642
Change in business-owned life insurance -
 cash value                                       (5,874,155)        (2,628,438)
                                           -----------------  -----------------
   Total income                                  335,305,143        367,574,718
                                           -----------------  -----------------
Benefits and expenses:
Death benefits                                    61,852,350         65,382,327
Matured endowments                                   355,262            274,730
Annuity benefits                                  54,969,453         85,950,688
Surrender benefits                                27,269,935         33,194,052
Disability and accident and health
 benefits                                          1,259,400          1,170,200
Interest on policy and contract funds              3,613,509          4,035,450
Interest and adjustments on policy or
 deposit-type contracts                           33,348,683         36,351,042
Interest rate swap - funding agreement
 hedge                                             6,349,134          2,019,696
Payments on supplementary contracts with
 life contingencies                                4,568,305          4,957,745
Decrease in aggregate reserves for life
 policies and contracts                          (51,192,433)       (60,518,197)
Commissions                                       59,233,850         59,798,472
General expenses                                  47,257,140         55,827,849
Insurance taxes, licenses and fees                 8,574,192          6,635,778
Increase (decrease) in loading on
 deferred and uncollected premiums                  (872,381)           510,815
Dividends to policyholders                            55,455             55,659
Other expense                                         16,788                 --
                                           -----------------  -----------------
   Total benefits and expenses                   256,658,642        295,646,306
                                           -----------------  -----------------
Net gain from operations before federal
 income taxes and realized capital losses         78,646,501         71,928,412
Federal income tax expense                        28,698,183         32,195,100
Net gain from operations before realized
 capital losses                                   49,948,318         39,733,312
Net realized capital (losses) gains              (22,713,823)         5,896,783
Related federal income tax benefit
 (expense)                                         1,047,567         (4,865,950)
Realized gains transferred to the
 interest maintenance reserve                    (19,633,705)       (11,319,040)
                                           -----------------  -----------------
   Total realized capital losses                 (41,299,961)       (10,288,207)
                                           -----------------  -----------------
Net income                                 $       8,648,357  $      29,445,105
                                           =================  =================

    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Statutory Statements of Capital Stock and Surplus
For the Years Ended December 31, 2002 and 2001
----------------------------------------------------------------------------

                                                2002              2001
                                           ---------------   ---------------
Capital stock at beginning and end of
 year                                      $     2,727,020   $     2,727,020
                                           ---------------   ---------------
Paid in surplus at beginning and end of
 year                                           91,340,794        91,340,794
                                           ---------------   ---------------
Unassigned surplus:
   Balance at beginning of year                 65,351,949       115,764,776
   Net income                                    8,648,357        29,445,105
   Change in net unrealized capital
    gains                                        2,745,827         4,162,821
   Change in nonadmitted assets                 (3,418,956)       (3,395,043)
   Change in liability for reinsurance
    in unauthorized companies                   (1,425,468)               --
   Change in net deferred tax asset              3,026,991          (916,554)
   Change in asset valuation reserve             9,831,789         5,399,110
   Cumulative effect of change in
    accounting principles                               --         9,891,734
   Dividends to stockholder                    (40,000,000)      (95,000,000)
                                           ---------------   ---------------
   Balance at end of year                       44,760,489        65,351,949
                                           ---------------   ---------------
      Total capital stock and surplus      $   138,828,303   $   159,419,763
                                           ===============   ===============


    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Statutory Statements of Cash Flows
For the Years Ended December 31, 2002 and 2001
----------------------------------------------------------------------------

                                                2002              2001
                                           ---------------   ---------------
Cash from operations:
   Premiums and annuity considerations     $   146,727,170   $   166,251,808
   Considerations for supplemental
    contracts with life contingencies            1,038,890         2,860,549
   Investment income received                  121,423,500       134,952,172
   Other income received                        68,013,515        65,382,826
   Death benefits                              (64,107,330)      (54,260,042)
   Matured endowments                             (355,262)         (274,730)
   Annuity benefits                            (55,307,287)      (86,357,626)
   Disability and accident and health
    benefits                                    (1,261,884)       (1,172,900)
   Surrender benefits and withdrawals
    for life contracts                         (27,269,935)      (33,194,052)
   Interest and adjustments on policy or
    deposit-type contracts                        (472,897)       (2,535,200)
   Payments on supplementary contracts
    with life contingencies                     (4,568,305)       (4,957,744)
   Commissions                                 (61,713,580)      (58,720,885)
   General expenses                            (47,343,034)      (57,857,909)
   Insurance taxes, licenses and fees           (9,210,874)       (8,391,751)
   Dividends paid to policyholders                 (56,396)          (58,231)
   Premium paid on business-owned life
    insurance                                           --       (60,000,000)
   Interest rate swap - funding
    agreement hedge                             (6,256,199)       (1,569,550)
   Other expense                                   (16,789)               --
   Federal income taxes paid                    (9,549,861)      (52,684,050)
                                           ---------------   ---------------
         Net cash from operations               49,713,442       (52,587,315)
                                           ---------------   ---------------
Cash from investments:
   Proceeds from investments sold,
    matured or repaid:
      Bonds                                  1,236,169,621       978,046,119
      Stocks                                    11,587,007           348,343
      Mortgage loans                               775,594            88,361
      Other invested assets                     30,341,230         4,619,996
                                           ---------------   ---------------
         Total investment proceeds           1,278,873,452       983,102,819
   Tax (benefit) expense on net realized
    capital (losses) gains                      (1,047,567)        4,865,950
                                           ---------------   ---------------
         Total                               1,279,921,019       978,236,869
                                           ---------------   ---------------
   Cost of investments acquired:
      Bonds                                  1,291,097,537       828,021,075
      Stocks                                     4,244,350                --
      Other invested assets                      4,091,580                --
                                           ---------------   ---------------
         Total investments acquired          1,299,433,467       828,021,075
                                           ---------------   ---------------
   Net decrease in policy loans                 (7,125,697)       (5,088,706)
                                           ---------------   ---------------
         Net cash from investments             (12,386,751)      155,304,500
                                           ---------------   ---------------
Cash from financing and miscellaneous
 sources:
   Deposits on deposit-type funds and
    other liabilities without life or
    disability contingencies                   139,842,035       145,342,720
   Other cash provided                          11,966,481                --
   Dividends to stockholder                    (40,000,000)      (95,000,000)
   Withdrawals on deposit-type funds and
    other liabilities without life or
    disability contingencies                  (155,883,439)     (180,461,344)
   Other applications                                   --       (13,006,373)
                                           ---------------   ---------------
         Net cash from financing and
          miscellaneous sources                (44,074,923)     (143,124,997)
                                           ---------------   ---------------
Net change in cash and short-term
 investments                                    (6,748,232)      (40,407,812)
Cash and short-term investments:
   Beginning of year                            54,501,629        94,909,441
                                           ---------------   ---------------
   End of year                             $    47,753,397   $    54,501,629
                                           ===============   ===============


    The accompanying notes are an integral part of these statutory financial statements.

Federal Kemper Life Assurance Company

Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

1.   Nature of Business Operations

     Federal Kemper Life Assurance Company (the Company) issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states, except New York. The Company is a wholly-owned subsidiary of Kemper Corporation (Kemper), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Holding Company of America
     (ZHCA), a holding company. ZHCA is a wholly-owned subsidiary of Zurich Group Holding (ZGH or Zurich), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services (ZFS), a Swiss holding company.

2.   Summary of Significant Accounting Polices

     Basis of Presentation

     The accompanying statutory financial statements have been prepared in accordance with the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual" and in conformity with accounting practices prescribed or permitted by the State of Illinois Department of Insurance (IDOI), which vary in some respects from accounting principles generally accepted in the United States of America (GAAP). The most significant differences between statutory accounting practices and GAAP include: (1) bonds are generally carried at amortized cost and are not classified as either held-to-maturity securities, trading securities or available-for-sale securities; (2) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred and not deferred; (3) aggregate reserves are based upon statutory mortality and interest requirements and without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals;
     (4) deferred federal income tax assets for the temporary differences between the financial statement basis and tax basis of assets and liabilities are subject to different admissibility criteria; (5) the Asset Valuation Reserve (AVR) is reported as a liability with changes in this reserve charged or credited directly to unassigned surplus; (6) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond or mortgages sold; and (7) for GAAP purposes, the acquisition of the Company on January 4, 1996 was accounted for using the purchase method of accounting, which resulted in the recording of goodwill and value of business acquired on a GAAP basis;

     Statutory capital and surplus is $237.1 million and $420.8 million less than GAAP stockholder's equity at December 2002 and 2001, respectively. Statutory net income is $192.6 million more than GAAP net loss for the year ended December 31, 2002 and $17.2 million less than GAAP net income for the year ended December 31, 2001.

     Permitted Accounting Practice

     In anticipation of the acquisition by Zurich in 1996, the Company sold, primarily through a bulk sale, approximately $84 million in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses which were required to be transferred to the interest maintenance reserve (IMR). However, as a result of the transfer of these realized capital losses to IMR, IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company's parent, the IDOI

Federal Kemper Life Assurance Company

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     permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as a "quasi-reorganization".

     This procedure allows the Company a "fresh start" by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company's total amount of reported capital and surplus as of December 31, 2002, it did favorably impact the 2002 and 2001 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the December 31, 2002 and 2001 net gain from operations and net income would have been reduced by $957 thousand and $825 thousand, respectively, and capital and surplus for both years would have been increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in and unassigned surplus would have been $107.7 million and $40.8 million respectively, at December 31, 2002 and $107.7 million and $60.4 million respectively, at December 31, 2001.

     Use of Estimates in the Preparation of the Financial Statements

     The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

     Accounting Policies

     A.   Investments

          Bonds are carried at values prescribed by the NAIC. Generally bonds are valued at amortized cost under NAIC guidelines. Preferred stocks are carried at cost unless they are below investment grade, then they are carried at market value. Common stocks are carried at fair values promulgated by the NAIC. Short-term investments are carried at cost, which approximates fair value. All derivatives are stated at amortized cost.

          Mortgage loans on real estate are stated at the aggregate unpaid principal balance, net of write-downs and net of any valuation allowances. Real estate-related investments included in other invested assets include notes receivable, which are stated at the unpaid balances, net of any applicable write-downs, and net of a valuation allowance. Other invested assets also consist of venture capital and real estate joint venture partnerships, which are carried at cost, plus equity in undistributed earnings or losses for participants, net of a valuation allowance, surplus notes and a leveraged lease on an aircraft.

          Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss. Reflecting the Company's current strategy with respect to its real estate portfolio, and the intended disposition thereof, real estate-related investments are valued using an estimate of each investment's observable market price, net of estimated costs to sell and where no observable price is available by appraised value.

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          Policy loans are carried at the aggregate of the unpaid balance, which is not in excess of the cash surrender values of the related policies.

          Mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Such amortization is included in investment income. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding increase or decrease to interest income. Prepayment assumptions for loan-backed bonds and structured securities were obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

          For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded write-downs totaling $11.8 million and $5.0 million in 2002 and 2001, respectively, related to their securitized financial assets.

          Upon default or indication of potential default by an issuer of fixed maturity securities, other than securitized financial assets, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). For the years ended December 31, 2002 and 2001, the Company recorded write-downs, on other than securitized financial assets of $5.9 million and $2.9 million, respectively.

     B.   Loan-Backed Securities

          The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

          Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from broker-dealer survey values or internal estimates.

          For agency mortgage-backed securities (Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC)), the primary pricing source used is the Merrill Lynch Securities Pricing Service. For commercial mortgage-backed and asset-backed securities, the primary pricing source used is Interactive Data. Additionally, each of these sources are supplemented by broker pricing where coverage is unavailable or where pricing is deemed to be unreliable.

Federal Kemper Life Assurance Company

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     C.   Investment Income and Realized Gains and Losses

          Investment income is recorded when earned. All investment income due and accrued that is over 90 days past due, with the exception of mortgage loans in default, is excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2002. The total amount excluded from surplus in 2001 was $528,317.

          Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR as discussed below, and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate related reserves, are credited or charged to surplus.

     D.   Income and Expenses

          Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Deposits on deposit-type contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

     E.   Asset Valuation Reserve and Interest Maintenance Reserve

          The AVR provides for a standardized statutory investment valuation reserve for losses from investments in bonds, preferred stocks, short-term investments, mortgage loans, common stocks and other invested assets, with related increases or decreases in the AVR recorded directly to surplus. A write-down for other than temporary declines in value is recognized as a realized loss on an individual asset basis.

          The IMR defers certain interest-related gains and losses (net of tax) on fixed income securities, primarily bonds and mortgage loans, which are then amortized into income over the remaining lives of the investments sold. Net deferred IMR gains are treated as a liability while net deferred IMR losses are generally treated as a non-admitted asset with a corresponding charge directly to unassigned surplus. For GAAP purposes, there is no such reserve.

     F.   Policy Liabilities and Other Policyholders' Funds

          Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner's Standard Ordinary (CSO) table, with interest rates ranging from 4.0 percent to 6.0 percent. Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method (CARVM). Interest crediting rates guaranteed under the contracts' accumulation periods range from 3.0 percent to 6.0 percent. Guarantee periods range from one to two years with minimum interest rate guarantees ranging from
          3.0 percent to 4.5 percent. For contracts which have annuitized, interest rates that are used in the determination of the present value of future payments range from 3.5 percent to 11.3 percent.

Federal Kemper Life Assurance Company

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          Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts
          (GICs). The contracts qualify as insurance under state laws and were issued as nonsurrenderable immediate annuities to trusts established by a securities firm.

          The securities firm sold interests in these trusts to institutional investors, primarily foreign investors for funding pension plans. Funding agreements have either fixed or variable rates of interest, are obligations of the Company's general account, are classified as annuities for statutory purposes and are recorded as deposit-type funds.

     G.   Reinsurance

          In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligations to policyholders.

     H.   Federal Income Taxes

          The Company will file a consolidated federal income tax return with ZHCA, beginning with the 2002 tax year.

          The reporting of federal and foreign income taxes under statutory accounting is similar to the reporting requirements under GAAP, except for the following differences: (1) under statutory accounting, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded; (2) the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of insurance taxes, licenses and fees and is an element of pre-tax book income; (3) under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by statutory accounting. Instead, statutory accounting requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes within the next twelve months. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs); and (4) under statutory accounting, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes as a component of the total tax provision rather than as a direct adjustment to unassigned surplus.

     I.   Nonadmitted Assets

          Certain assets designated as "non-admitted assets" have been excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus through a direct charge against unassigned surplus.

Federal Kemper Life Assurance Company

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     J.   Cash Flow Information

          The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with a maturity of one year or less when purchased, to be short-term investments

     K.   Premiums Deferred and Uncollected

          Premiums deferred and uncollected represent modal premiums due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

     L.   Other Assets

          The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2001 from Kemper Investors Life Insurance Company (KILICO), an affiliate. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income in the Statutory Statements of Operations.

     M.   Policyholder Dividends

          Dividends to policyholders are determined annually and are payable only upon declaration by the Board of Directors. An estimated provision has been made for dividends expected to be paid in the following calendar year.

     N.   Reclassifications

          Certain 2001 amounts have been reclassified to conform to the current year presentation.

Federal Kemper Life Assurance Company

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3.   Invested Assets and Other Related Income

     Bonds

     The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds at December 31, 2002 and 2001 were as follows (in thousands):

                                                        2002
                                  ------------------------------------------------
                                                 Gross        Gross     Estimated
                                   Amortized   Unrealized  Unrealized     Fair
                                     Cost        Gains       Losses       Value
                                  -----------  ----------  ----------  -----------
     U.S. Government securities   $   151,519  $    8,277  $      (77) $   159,719
     All other governments              2,492         171          --        2,663
     States, territories and
      possessions                      11,429         825          --       12,254
     Special revenue                   94,543       3,448          --       97,991
     Public utilities                 117,017       4,859        (634)     121,242
     Industrial and miscellaneous   1,388,604      69,268     (15,969)   1,441,903
                                  -----------  ----------  ----------  -----------
        Total bonds               $ 1,765,604  $   86,848  $  (16,680) $ 1,835,772
                                  ===========  ==========  ==========  ===========

                                                        2001
                                  ------------------------------------------------
                                                 Gross        Gross     Estimated
                                   Amortized   Unrealized  Unrealized     Fair
                                     Cost        Gains       Losses       Value
                                  -----------  ----------  ----------  -----------
     U.S. Government securities   $   113,016  $    6,849  $     (138) $   119,727
     All other governments              2,490          31          --        2,521
     States, territories and
      possessions                       6,940         601          --        7,541
     Special revenue                   77,457       1,900          --       79,357
     Public utilities                 131,452       2,052      (1,383)     132,121
     Industrial and miscellaneous   1,394,245      38,472     (13,936)   1,418,781
                                  -----------  ----------  ----------  -----------
        Total bonds               $ 1,725,600  $   49,905  $  (15,457) $ 1,760,048
                                  ===========  ==========  ==========  ===========

Federal Kemper Life Assurance Company

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     The amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity, are presented in the following table (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed and asset-backed securities may be substantially shorter than their contractual maturity because they may require monthly principal installments and such loans may prepay principal.

                                                                  Estimated
                                                     Amortized      Fair
                                                       Cost         Value
                                                    -----------  -----------
     Due in one year or less                        $    33,929  $    34,324
     Due after one year through five years              608,478      635,413
     Due after five years through ten years             559,768      582,292
     Due after ten years                                115,139      119,222
     Securities not due at a single maturity
      date - primarily mortgage and asset-backed
      securities/(1)/                                   448,290      464,521
                                                    -----------  -----------
                                                    $ 1,765,604  $ 1,835,772
                                                    ===========  ===========

     ----------
     /(1)/ Weighted average maturity of approximately 4.5 years.

     Approximately 12.3 percent of the investment-grade fixed maturity securities at December 31, 2002 were residential mortgage-backed securities down from 15.1 percent at December 31, 2001. Approximately 6.0 percent of the investment-grade fixed maturity securities at December 31, 2002 were commercial mortgage-backed securities, compared with 6.1 percent at December 31, 2001. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the GNMA, FNMA, or FHLMC and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

     Approximately 8.1 percent and 9.5 percent of the investment-grade fixed maturity securities at December 31, 2002 and 2001, respectively, consisted of asset-backed securities. The majority of investments in asset-backed securities were backed by collateralized bond and loan obligations (36.2%), home equity loans (24.5%), and manufactured housing loans (19.0%), and other commercial assets (6.3%).

     Gross proceeds, realized gains and realized losses on bonds sold at the discretion of the Company for the years ended December 31, 2002 and 2001 were as follows (in millions):

                                            2002         2001
                                        -----------  ----------
          Gross proceeds                $   1,100.5  $    817.3
          Gross realized gains          $      40.6  $     22.8
          Gross realized losses         $      36.5  $      9.3

     Bonds with amortized values of $3.3 million were on deposit with governmental authorities as required by law at December 31, 2002.

Federal Kemper Life Assurance Company

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     Equity Securities

     The fair value of preferred stock was $32.4 million and $42.2 million at December 31, 2002 and 2001, respectively. The cost of common stock was $5.0 million at December 31, 2002. The Company did not own common stock at December 31, 2001.

     Real Estate-Related Investments

     The following table summarizes the Company's real estate-related investments at December 31, 2002 and 2001 (in thousands):

                                                     2002        2001
                                                  ----------  ---------
       Mortgage loans                             $   40,094  $  38,361
       Real estate-related investments included
        in other invested assets:
          Real estate loans and notes receivable       8,494      8,517
          Real estate joint ventures and
           partnerships                                  736        879
          Real estate valuation reserve               (8,284)    (8,284)
                                                  ----------  ---------
             Totals/(1)/                          $   41,040  $  39,473
                                                  ==========  =========

     ----------
     /(1)/ Excludes $1.4 million and $1.3 million of real estate-related accrued interest at December 31, 2002 and 2001, respectively.

     At December 31, 2002 and 2001, total impaired loans were as follows (in millions):

                                                     2002        2001
                                                  ----------  ---------
       Impaired loans without reserves - gross    $      0.1  $     0.1
       Impaired loans with reserves - gross              8.6        8.6
                                                  ----------  ---------
          Total gross impaired loans                     8.7        8.7
       Reserves related to impaired loans               (8.3)      (8.3)
                                                  ----------  ---------
          Net impaired loans                      $      0.4  $     0.4
                                                  ==========  =========

     Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $8.7 million and $17.0 million in impaired loans for 2002 and 2001, respectively.

     At both December 31, 2002 and 2001, loans on nonaccrual status amounted to $10.6 million before reserves and write-downs, and $0.4 million after reserves and write-downs. The Company's nonaccrual loans are included in impaired loans.

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     Net Investment Income

     The sources of net investment income for the years ended December 31, 2002 and 2001 were as follows (in thousands):

                                                      2002          2001
                                                  ------------  ------------
       Interest on fixed maturity securities      $    115,654  $    128,830
       Dividends on equity securities                    2,659         2,708
       Income from short-term investments                  624         1,701
       Income from mortgage loans                        3,362         6,695
       Income from policy loans                          4,471         4,270
       Income from other loans and investments             708           638
                                                  ------------  ------------
          Total investment income                      127,478       144,842
       Investment expense                               (6,854)       (6,580)
          Net investment income                   $    120,624  $    138,262
                                                  ============  ============

     Net Realized Capital Gains and Losses

     Net realized capital gains (losses) for the years ended December 31, 2002 and 2001 were as follows (in thousands):

                                                      2002          2001
                                                  ------------  ------------
       Fixed maturity securities                  $    (12,813) $      5,518
       Equity securities                                   (67)          350
       Other                                            (9,834)           29
                                                  ------------  ------------
          Net realized capital (losses) gains
           before federal income tax (benefit)
           expense                                     (22,714)        5,897
       Federal income tax (benefit) expense             (1,048)        4,866
                                                  ------------  ------------
          Net realized capital (losses) gains
           after taxes                                 (21,666)        1,031
       Net gain transferred to the IMR                 (19,634)      (11,319)
                                                  ------------  ------------
          Total realized capital losses           $    (41,300) $    (10,288)
                                                  ============  ============

     The other losses, net, for 2002 consist primarily of a write-down on a leveraged lease that covers an aircraft. The aircraft is leased by United Airlines (UAL) and was written down to zero subsequent to UAL filing Chapter 11 bankruptcy in the fourth quarter of 2002. The pre-tax write-down totaled $10.5 million.

Federal Kemper Life Assurance Company

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4.   Concentration of Credit Risk

     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities and real estate.

     The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2002 was as follows: California (55.3%), Illinois (13.6%), Washington (9.2%) and Colorado (5.1%). The property type distribution of a majority of the real estate portfolio as of December 31, 2002 was as follows: land (47.0%), hotels (30.6%), and office (13.6%).

     To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third party financing can require credit-enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's or the Company's plans with respect to such projects may not change substantially.

     A portion of the Company's real estate loans are on properties or projects where the Company, Kemper or their affiliates have taken ownership positions in joint ventures with a small number of partners.

     At December 31, 2002, loans to a master limited partnership (MLP) between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $22.0 million of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2002. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. During 2001, a change in circumstances surrounding the water development project related to these loans led to the reclassification of these loans to accrual status. As a result, interest income was recorded in the fourth quarter of 2001 and subsequent periods and the general reserve allowance related to these loans was released.

     At December 31, 2002, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates (Nesbitt), a third party real estate developer, have ownership interests constituted approximately $12.5 million of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and one retail property.

     At December 31, 2002, a loan to a joint venture amounted to $5.6 million. This affiliated mortgage loan was on an office property located in Illinois and owned by an affiliate, Zurich North America.

     The remaining real estate-related investment amounted to $0.2 million at December 31, 2002 and consisted of mortgage loans on unzoned lots located in Hawaii. These properties are not currently producing income and the loans are on non-accrual status. All zoned properties were sold by March of 2001. The Company is currently pursuing an out of court settlement with the City of Honolulu for the down zoning of certain unzoned properties. If a settlement is not reached, the trial is expected to begin in 2003. The Company is holding the other unzoned properties for future zoning and sales.

Federal Kemper Life Assurance Company

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     The Company anticipates that it could be a number of years until the Company obtains zoning to allow development or completely disposes of all of its investments in Hawaii.

5.   Fair Value of Financial Instruments

     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

     The following methods and assumptions were used to estimate the fair value of financial instruments for which it is practicable to estimate that value:

     Bonds and Equity Securities

     Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, Deutsche Investment Management Americas, Inc. (DIM), formerly Zurich Scudder Investments, Inc. (ZSI).

     Cash and Short-Term Investments

     The carrying amounts for these instruments approximate fair values.

     Interest Rate Swaps

     Fair values are determined by taking the present value of net future cash flows, which are based upon the LIBOR curve at the most recent valuation date.

     Mortgage Loans and Other Real Estate-Related Investments

     Fair values were estimated based upon the investments' observable market prices, net of estimated costs to sell and where no observable price is available, by appraised value. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $8.3 million at both 2002 and 2001. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2002 and 2001.

Federal Kemper Life Assurance Company

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     Policy Loans and Other Invested Assets

     The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive. The carrying values for other invested assets approximate fair values.

     Life Policy Benefits

     For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

     The carrying value and estimated fair value of the Company's financial instruments at December 31, 2002 and 2001 were as follows (in thousands):

                                                        2002                          2001
                                             ---------------------------------------------------------
                                                             Estimated                     Estimated
                                               Carrying         Fair         Carrying         Fair
                                                Value          Value           Value         Value
                                             ------------   ------------   ------------   ------------
       Financial instruments recorded as
        assests:
          Bonds                              $  1,765,604   $  1,835,772   $  1,725,600   $  1,760,048
          Equity securities (excluding
           real estate-related
           investments)                            34,095         37,362         38,066         42,218
          Cash and short-term investments          47,753         47,753         54,502         54,502
          Mortgage loans and other real
           estate-related investments              41,040         41,040         39,473         39,473
          Policy loans                             76,251         76,251         83,376         83,376
          Other invested assets (excluding
           real estate-related
           investments)                             9,981         10,147         16,526         16,454
       Financial instruments recorded as
        liabilities - aggregate reserves
        for policies and contracts and
        supplementary contracts excluding
        term life reserves                      1,694,625      1,808,098      1,758,397      1,843,629

Federal Kemper Life Assurance Company

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6.   Income Taxes

     The components of the net deferred tax asset recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are as follows:

                                                    December 31,   December 31,
                                                        2002           2001
                                                   -------------  -------------
     Total of all deferred tax assets (DTAs)       $  76,324,889  $  75,870,977
     Total of all deferred tax liabilities (DTLs)    (15,454,119)   (18,027,198)
                                                   -------------  -------------
        Net deferred tax asset                        60,870,770     57,843,779
     Deferred tax assets nonadmitted                  51,263,674     48,137,316
                                                   -------------  -------------
        Net admitted deferred tax asset            $   9,607,096  $   9,706,463
                                                   =============  =============
     Increase in nonadmitted deferred tax asset    $  (3,126,358) $  15,805,832
                                                   =============  =============

     Deferred tax liabilities are not recognized for the following amounts:

     As of December 31, 2002, the Company had a balance of $10,639,555 in its Policyholder's Surplus Account under the provisions of the Internal Revenue Code. The amount could become taxable to the extent that future shareholder dividends are paid from this account.

     The Company's income tax expense and change in deferred tax assets and liabilities differ from the amount obtained by applying the federal statutory rate of 35% to net income before taxes. The significant items causing this difference are: change in cash surrender value of life insurance, adjustment for the settlement of audits by taxing authorities, nondeductible expenses, adjustment for prior year provision to return differences, and the amortization of the interest maintenance reserve.

     The components of incurred tax expense and the change in DTAs and DTLs are as follows:

                                                         2002           2001
                                                    -------------  -------------
     Current income tax expense - operations        $  28,698,183  $  32,195,100
     Current income tax (benefit) expense - capital
      gains                                            (1,047,567)     4,865,950
                                                    -------------  -------------
     Current income tax incurred                    $  27,650,616  $  37,061,050
                                                    =============  =============

Federal Kemper Life Assurance Company

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     The changes in the main components of DTAs and DTLs are as follows:

                                      December 31,   December 31,
                                         2002           2001          Change
                                     -------------  -------------  -------------
     DTAs:
        Life insurance reserves      $  10,949,050  $   9,827,410  $   1,121,640
        Deferred acquisition costs      45,321,834     43,757,681  $   1,564,153
        Nonadmitted assets               5,338,822      7,456,630     (2,117,808)
        Accrued expenses                 2,915,578      3,041,553       (125,975)
        Net unrealized capital
         losses                                 --      3,659,395     (3,659,395)
        Real estate reserves             2,899,290      2,899,290             --
        Bond write-downs                 6,951,229      4,112,706      2,838,523
        Other                            1,949,086      1,116,312        832,774
                                     -------------  -------------  -------------
           Total DTAs                   76,324,889     75,870,977        453,912
     Nonadmitted DTAs                  (51,263,674)   (48,137,316)    (3,126,358)
                                     -------------  -------------  -------------
           Admitted DTAs             $  25,061,215  $  27,733,661  $  (2,672,446)
                                     =============  =============  =============

                                      December 31,   December 31,
                                         2002           2001          Change
                                     -------------  -------------  -------------
     DTLs:
        Market discount on bonds     $  (1,165,691) $  (1,759,851) $     594,160
        Depreciation/amortization       (6,915,884)    (9,926,519)     3,010,635
        Deferred and uncollected
         premiums                       (3,465,798)    (3,430,634) $     (35,164)
        Loading/cost of collection      (1,461,667)    (1,156,334)      (305,333)
        Net unrealized capital gains       (17,378)            --        (17,378)
        Accrued interest on funding
         agreement                      (1,321,654)      (610,974)      (710,680)
        Other                           (1,106,047)    (1,142,886)        36,839
                                     -------------  -------------  -------------
           Total DTLs                $ (15,454,119) $ (18,027,198) $   2,573,079
                                     =============  =============  =============
           Net admitted deferred tax
            asset                    $   9,607,096  $   9,706,463  $     (99,367)
                                     =============  =============  =============

Federal Kemper Life Assurance Company

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     The change in the net deferred income tax asset is composed of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Capital Stock and Surplus):

                                      December 31,   December 31,
                                         2002           2001          Change
                                     -------------  -------------  -------------
     Total DTAs                      $  76,324,889  $  75,870,977  $     453,912
     Total DTLs                        (15,454,119)   (18,027,198)     2,573,079
                                     -------------  -------------  -------------
        Net deferred tax asset
         (liability)                 $  60,870,770  $  57,843,779      3,026,991
                                     =============  =============
     Tax effect of unrealized gains
      (losses)                                                         3,676,773
                                                                   -------------
     Change in net deferred income
      tax                                                          $   6,703,764
                                                                   =============

     In 2002 and 2001, the change in the tax effect of unrealized gains/losses has been reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

     At December 31, 2001, the change in the non-admitted deferred taxes was reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

     As of December 31, 2002 and 2001, the Company did not have any operating loss carryforwards.

     The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

     2002                              $          --
     2001                              $  35,326,545
     2000                              $  53,235,441

     The Company's federal income tax is consolidated with the following entities, with ZHCA as the parent:

     American Guarantee and Liability Insurance Company      South County Water Corporation
     American Zurich Insurance Company                       Specialty Producer Group II, Inc.
     Assurance Company of America                            Steadfast Insurance Company
     Colonial American Casualty & Surety Company             Sterling Pines Inc.
     Diversified Specialty Risks, Inc.                       The Duchy of Grand Fenwick, Inc.
     Empire Fire and Marine Insurance Company                The Mountbatten Surety Co., Inc.
     Empire Indemnity Insurance Company                      The Zurich Services Corporation
     Empire Management Services, Inc.                        Truckwriters, Inc.
     Federal Kemper Life Assurance Company                   Universal Underwriters Acceptance Corporation
     Fidelity & Deposit Company of Maryland                  Universal Underwriters Insurance Company
     FKLA Realty Corporation                                 Universal Underwriters Insurance Services, Inc.
     GE-Zurich Warranty Management Inc.                      Universal Underwriters Insurance Services, Inc. of Tx.
     GE-Zurich Warranty Management Florida Inc.              Universal Underwriters Insurance Services of Alabama
     GE-Zurich Warranty Management Inc. of CA                Universal Underwriters Life Insurance Company
     HMS Dreadnought, Inc.                                   Universal Underwriters Management Company
     Investors Brokerage Service, Inc.                       Universal Underwriters of Texas Ins. Company

Federal Kemper Life Assurance Company

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     Investors Brokerage Service Insurance Agency, Inc.      Universal Underwriters Service Corporation
     Investors Brokerage Service Insurance Agency of Texas   Universal Underwriters Service Corporation of Texas
     Kemper Corporation                                      UUBVI, Limited
     Kemper Investors Life Insurance Company                 Valiant Insurance Company
     Kemper Portfolio Corporation                            Vistar Insurance Services, Inc.
     KFC Portfolio Corporation                               ZKI Holding Corporation
     KILICO Realty Corporation                               Zurich Agency Services, Inc.
     Maine Bonding and Casualty Company                      Zurich American Brokerage, Inc.
     Maryland Casualty Company                               Zurich American Insurance Company
     Maryland Insurance Company                              Zurich American Insurance Company of Illinois
     Maryland Lloyds                                         Zurich Direct, Inc.
     Maryland Management Corporation                         Zurich Direct Insurance Agency Inc. of MA
     Maunalua Associates, Inc.                               Zurich Direct Inc of Texas
     Minnesota Marketing Center, Inc.                        Zurich E & S Insurance Brokerage, Inc.
     Mountbatten, Inc.                                       Zurich Finance (USA), Inc.
     National Standard Insurance Company                     Zurich Global, Ltd.
     Northern Insurance Company of New York                  Zurich CZI Management Holding, Ltd.
     PMG Securities Corporation                              Zurich CZI Management, Ltd.
     PMG Asset Management, Inc.                              Zurich Holding Company of America, Inc.
     PMG Marketing, Inc.                                     Zurich Life Insurance Company of New York
     PMG Life Agency, Inc.                                   Zurich Life Insurance Company of America
     PMG Insurance Marketing of Massachusetts, Inc.          Zurich Premium Finance Company
     Risk Enterprise Management                              Zurich Premium Finance Company of CA
     South County Services Company Inc.                      Zurich Towers, Inc.
     South County Sewer Corporation                          Zurich Warranty Solutions, Inc.

     A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon separate return calculations with no immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled within thirty days after: (1) the filing of the consolidated federal income tax return; (2) the payment of an estimated payment; (3) an additional assessment of the consolidated tax liability; (4) a refund of the consolidated tax liability; or (5) any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

Federal Kemper Life Assurance Company

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7.   Information Concerning Parent, Subsidiaries and Affiliates

     All of the outstanding shares of the Company are owned by Kemper.

     During 2002 and 2001, the Company paid cash dividends to Kemper according to the following schedule:

                Month            2002            2001
                             ------------    ------------
        March                $         --    $ 12,000,000
        June                   10,000,000      23,000,000
        September              30,000,000              --
        December                       --      60,000,000
                             ------------    ------------
           Total             $ 40,000,000    $ 95,000,000
                             ============    ============

     KILICO, Zurich Life Insurance Company of America (ZLICA), and Zurich Life Insurance Company of New York (ZLICONY), a subsidiary of KILICO, utilize the management, employees, and home office space of the Company. Expenses are allocated to KILICO, ZLICA and ZLICONY based upon their actual utilization of the Company's employees and facilities. Expenses allocated to KILICO, ZLICA, and ZLICONY during 2002 and 2001 amounted to $39.2 million and $36.5 million, respectively.

     The Company held a $5.6 million real estate-related investment in an affiliated mortgage loan at December 31, 2002 and 2001.

     The Company has a formal management services agreement with Fidelity Life Association (FLA) whereby the Company charges FLA based upon certain fixed and variable costs. Expenses charged to FLA during 2002 and 2001, under the terms of the agreement, amounted to $11.8 million and $13.0 million, respectively.

     FLA is a mutual company, owned by it's policyholders, and is not a member of the Zurich Holding Company System at December 31, 2002.

     The Company has a service agreement with DIM, formerly ZSI, a subsidiary of Zurich at December 31, 2001. DIM provides investment services, including purchases or sales of securities, under the supervision of the Investment Committee of the Company. On September 24, 2001, ZFS announced that it would sell 100% of its ownership in ZSI to Deutsche Bank in a transaction valued at $2.5 billion. The sale was completed on April 5, 2002. This transaction did not include ZSI's United Kingdom operations, Threadneedle Investments.

     The Company paid the Kemper real estate subsidiaries $0.1 million during both 2002 and 2001, related to the management of the Company's real estate portfolio.

     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2002 and 2001, joint venture mortgage loans totaled approximately $27.6 million and $25.5 million, respectively. During 2002 and 2001, the Company earned interest income on these joint venture loans of $2.3 million and $5.6 million, respectively.

Federal Kemper Life Assurance Company

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     At December 31, 2002 and 2001, the Company reported the following amounts due from or (to) related parties:

                                                        2002            2001
                                                ------------    ------------
     KILICO                                     $  3,132,655    $  2,127,927
     Investors Brokerage Services                      3,255             659
     Zurich Direct, Inc. (ZD)                      5,143,339         393,387
     PMG Group                                         8,598              --
     ZLICONY                                         156,087              --
     Zurich Direct of Texas                          973,247         614,112
     Zurich Direct Insurance Agency                  106,012              --
     ZLICA                                         1,068,785         985,090
     Kemper                                           17,860       1,176,323
     Zurich Kemper Stephens                               --           6,769
     Zurich International Solutions                   27,687          20,244
     ZFS                                                 223          41,626
     Other                                           920,817         783,380
     Kemper Real Estate, Inc                          38,179              --
     Nonadmitted affiliated balances              (6,222,598)       (393,386)
                                                ------------    ------------
        Receivable from related parties         $  5,374,146    $  5,756,131
                                                ============    ============

                                                    2002            2001
                                                ------------    ------------
     PMG Group                                  $         --    $   (131,102)
     ZLICONY                                              --        (157,559)
     ZSI                                                  --        (468,742)
     Zurich American Insurance Company               (20,979)       (216,072)
     Other                                           (24,067)             --
                                                ------------    ------------
        Payable to related parties              $    (45,046)   $   (973,475)
                                                ============    ============
     Net receivable from related party          $  5,329,100    $  4,782,656
                                                ============    ============

     Related party receivables and payables are settled each month.

     On October 31, 2001, the Company sold its $60.0 million bond investment in ZSLM Trust, issued by an affiliate, for cash to Farmers Group, Inc. (Farmers), which is an affiliated company.

     The Company is allocated costs from Farmers for mainframe data processing services.

     At December 31, 2002 and 2001, the Company reported amounts payable to FLA of $6,295,047 and $1,137,660, respectively.

Federal Kemper Life Assurance Company

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8.   Life Reserves

     A.   Reserves for Life Contracts and Deposit-Type Contracts

          The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company holds reserves for surrender values promised in excess of the legally computed reserves. Substandard reserves are principally computed on the basis of the tabular interest and multiples of the tabular mortality. As of December 31, 2002, the Company had $16.4 billion of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $56.5 million.

          Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding in addition one half of the net valuation premium for the modal period.

          Tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

     B. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

                                                            December 31, 2002
                                                    ---------------------------------
                                                         Amount          % of Total
                                                    ---------------   ---------------
          Subject to discretionary withdrawal:
             At book value less current surrender
              charge of 5% or more                  $   220,427,019             16.87%
          At book value without adjustment
           (minimal or no charge or adjustment)         279,732,357             21.41
          Not subject to discretionary withdrawal       806,087,684             61.72
                                                    ---------------   ---------------
                Total (gross)                         1,306,247,060            100.00%
                                                                      ===============
          Reinsurance ceded                              98,265,970
                                                    ---------------
                Total (net)                         $ 1,207,981,090
                                                    ===============

Federal Kemper Life Assurance Company

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     Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

     Life and Accident and Health Annual Statement:

                                                    December 31, 2002
                                                    -----------------
          Annuities, total (net)                    $     412,403,062
          Supplemental contracts with life
           contingencies, total (net)                      33,227,205
          Deposit-type contracts, total (net)             762,350,823
                                                    -----------------
          Total                                     $   1,207,981,090
                                                    =================

9.   Premium and Annuity Considerations Deferred and Uncollected

     Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2002 and 2001 were as follows:

                                             2002                          2001
                                 ---------------------------   ---------------------------
                                                   Net of                        Net of
                                     Gross         Loading         Gross         Loading
                                 ------------   ------------   ------------   ------------
          Ordinary new business  $    230,196   $    160,157   $    254,290   $     93,499
          Ordinary renewal          9,671,852     13,918,109      9,547,522     13,012,124
          Group life                      229            203              0              0
                                 ------------   ------------   ------------   ------------
             Total               $  9,902,277   $ 14,078,469   $  9,801,812   $ 13,105,623
                                 ============   ============   ============   ============

10.  Reinsurance

     At December 31, 2002 and 2001, the deductions for reinsurance ceded to affiliated and unaffiliated insurance companies were as follows (in millions):

                                                              2002       2001
                                                           ---------- ----------
        Reserves ceded to affiliated insurance companies   $     98.3 $     98.6
        Reserves ceded to unaffiliated insurance companies      380.1      304.6
                                                           ---------- ----------
           Total reserves ceded                            $    478.4 $    403.2
                                                           ========== ==========
        Premiums ceded to unaffiliated insurance companies $    222.8 $    196.4
                                                           ---------- ----------
           Total premiums ceded                            $    222.8 $    196.4
                                                           ========== ==========
        Benefits ceded to affiliated insurance companies   $       .1 $       .3
        Benefits ceded to unaffiliated insurance companies      145.4      144.0
                                                           ---------- ----------
           Total benefits ceded                            $    145.5 $    144.3
                                                           ========== ==========

Federal Kemper Life Assurance Company

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     Such amounts related to life insurance in force at December 31, 2002 and 2001 were as follows (in billions):


                                                      2002         2001
                                                  -----------  ------------
       Direct and assumed                         $     133.9  $      124.3
                                                  ===========  ============
       Ceded to unaffiliated insurance companies  $     115.4  $      106.5
                                                  ===========  ============
11.  Capital Stock and Surplus

     The Company has 500,000 shares of common stock, $20 par value, authorized, and 136,351 shares issued and outstanding.

     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of ten percent of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the preceding calendar year. If the limitation is exceeded, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company without prior approval in 2003 is $8.6 million.

     Unassigned funds (surplus) represented or (reduced) in aggregate by each item below at December 31, 2002 and 2001 is as follows:

                                                 2002              2001
                                            ---------------  ---------------
     Unrealized gains                       $     3,643,337  $       897,510
     Nonadmitted asset values                   (72,740,048)     (69,321,092)
     Asset valuation reserve                     (1,419,652)     (11,251,441)
     Reinsurance in unauthorized companies       (1,425,468)              --
     Deferred taxes                              60,870,770       57,843,779

Federal Kemper Life Assurance Company

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12. Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

     Postretirement Benefit Plan

     The Company sponsors a postretirement benefit plan covering all employees. The Company allocates a portion of plan expenses and obligations to KILICO, ZLICA and ZD. The Company does not have a defined benefit pension plan.

     The Company's portion of assets, obligations and assumptions of the postretirement benefit plan are as follows at December 31, 2002 and 2001:

                                                       Postretirement Benefits
                                                ------------------------------------
                                                      2002               2001
                                                -----------------  -----------------
     Change in benefit obligation:
        Benefit obligation at
         beginning of year                      $       1,107,935  $         775,258
        Service cost                                       43,818             37,281
        Interest cost                                      75,190             72,775
        Actuarial loss                                     58,615            276,592
        Benefits paid                                     (59,197)           (53,971)
                                                -----------------  -----------------
        Benefit obligation at end of year       $       1,226,361  $       1,107,935
                                                =================  =================
     Funded status at December 31               $      (1,226,361) $       1,107,935)
     Unamortized prior service cost                      (105,257)          (114,172)
     Unrecognized net actuarial loss                      386,936            344,808
     Remaining net obligation or net asset at
      initial date of application                              --             32,703
                                                -----------------  -----------------
     Accrued benefit liability                  $        (944,682) $        (844,596)
                                                =================  =================
     Components of net periodic benefit cost:
        Service cost                            $          43,818  $          37,281
        Interest cost                                      75,190             72,775
        Amortization of unrecognized
         transition obligation                             32,579             32,702
        Amortization of unrecognized net loss              16,178             14,209
        Amortization of prior service cost                 (8,482)            (8,514)
                                                -----------------  -----------------
           Total net periodic benefit cost      $         159,283  $         148,453
                                                =================  =================

     The accrued benefit liability has been reflected in the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus within general expenses due or accrued. The total net periodic benefit cost has been reflected in the Statutory Statements of Operations within general expenses.

     The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants' contributions adjusted annually; the life insurance plans are noncontributory. The accounting for the health care plans anticipates future cost-sharing changes to the written plan that are consistent with the Company's expressed intent to increase retiree contributions, decreasing the Company's share of such expenses.

Federal Kemper Life Assurance Company

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     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects at December 31, 2002:

                                                  1 Percentage       1 Percentage
                                                 Point Increase     Point Decrease
                                                -----------------  -----------------
     Effect on total of service and interest
      cost components                           $          15,972  $         (15,824)
     Effect on postretirement benefit
      obligation                                $         150,974  $        (150,634)

     Defined Contribution Plan

     The Company's employees are covered by qualified defined contribution plans sponsored by the Company.

     Details of the Company's defined contribution plans for the years 2002 and 2001 are as follows:

                                                  2002               2001
                                            -----------------  -----------------
     401(k) plan company match              $         496,176  $         423,667
     Money purchase plan                              590,627            471,331
     Profit sharing plan                              774,789            449,690
                                            -----------------  -----------------
        Total                               $       1,861,592  $       1,344,688
                                            =================  =================

     The defined contribution plans have been reflected in the Statutory Statements of Operations within general expenses.

     Multiemployer Plans

     Effective January 1, 2001, the Company's 401(k) plan (the Plan) began being administered by Zurich North America, an affiliate. As part of this move, certain changes were made to the Plan. All employees became 100% vested and the amount that an employee can contribute that will be matched by the Company increased from 5% to 6%.

13. Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

     The Company is party to an interest rate swap agreement with Zurich Capital Markets, Inc. (ZCM), an affiliated counterparty. The Company invests primarily in fixed rate investments. A floating rate funding agreement was reinsured in 2000 and the Company subsequently entered into an interest rate swap agreement. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2002, the Company paid $6.3 million as settlement for the difference between the fixed-rate and floating-rate interest.

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts. At December 31, 2002, and 2001 an open swap agreement with a notional value of $160.0 million and an expiration date of November 2004, had a negative market value of $16.5 million and $7.8 million, respectively. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheets.

14.  Leases

     The Company leases office equipment under various non-cancelable operating lease agreements that expire through December 2005. Rental expense for 2002 and 2001 was approximately $2.2 million and $2.8 million, respectively.

     At December 31, 2002, the future minimum aggregate rental commitments are as follows (in thousands):

          Year Ending December 31            Operating Leases
          -----------------------            ----------------
                    2003                        $     789
                    2004                        $     455
                    2005                        $      82

     The Company shares 307,804 square feet of office space leased by Zurich North America, an affiliate, from Wells Real Estate Funds, located in Schaumburg, Illinois. The Company makes payments for its share of lease expense per terms of the agreement.

     At January 1, 2002, the minimum aggregate rental commitments were as follows:

       (Dollars in thousands)

          Year Ending December 31          Office Space Leases
          -----------------------          -------------------
                    2002                        $   5,182
                    2003                        $   5,337
                    2004                        $   5,496
                    2005                        $   5,662
                    2006                        $   5,832
                    2007                        $   6,006

     Certain rental commitments have renewal options extending through the year 2016.

15.  Contingencies

     The Company is unaware of any contingent liability, which may materially affect its financial position or results of operations.

     The Company has not committed reserves to cover any contingent liabilities except as noted in the financial statements.

     There are no pending legal proceedings, which are beyond the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation

Federal Kemper Life Assurance Company

--------------------------------------------------------------------------------

     to the financial position or results of operations of the Company. The Company does not act as an intermediary/broker in over the counter derivative instrument transactions.

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2002 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

16.  Codification

     As of January 1, 2001 the Company adopted the Codification of Statutory Accounting Principles (Codification) guidance. The NAIC Accounting Practices and Procedures Manual is the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting has been silent and changed current statutory accounting in some areas. The IDOI adopted Codification, effective January 1, 2001. The Company's statutory surplus was positively impacted by $9.9 million upon adoption as a result of the net effect of recording the cost of collection minus loading, of negative loading on net due premiums, of investment write-downs, of a net deferred tax asset, and of claim adjustment expenses caused by Codification. This initial adjustment consisted of the following items:

     Cost of collection minus loading      $   5,555,648
     Negative loading on net due premium      (4,920,101)
     Investment write-downs                   (1,174,899)
     Net deferred tax asset                   10,623,016
     Claim adjustment expenses                  (191,930)
                                           -------------
        Total                              $   9,891,734
                                           =============

APPENDIX A


STATE PREMIUM TAX CHART

                                                       Rate of Tax
                                               ---------------------------
                                               Qualified     Non-Qualified
State                                          Plans         Plans
-------------                                  ---------     -------------
California                                          0.50%*            2.35%*
Maine                                               2.00%             2.00%
Nevada                                              3.50%             3.50%
South Dakota                                          --              1.25%
West Virginia                                       1.00%             1.00%
Wyoming                                               --              1.00%

* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value. FKLA reserves the right to deduct taxes when assessed.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements to be included in Part B:

                Federal Kemper Life Assurance Company

                        Report of Independent Auditors

                        Federal Kemper Life Assurance Company and Subsidiaries Consolidated Balance Sheet as of December 31, 2003

                        Notes to Consolidated Balance Sheet

                        Report of Independent Auditors

                        Federal Kemper Life Assurance Company Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, as of December 31, 2003 and 2002

                        Federal Kemper Life Assurance Company Statutory Statements of Operations, years ended December 31, 2003 and 2002

                        Federal Kemper Life Assurance Company Statutory Statements of Capital Stock and Surplus, years ended December 31, 2003 and 2002

                        Federal Kemper Life Assurance Company Statutory Statements of Cash Flows, years ended December 31, 2003 and 2002

                        Notes to Statutory Financial Statements

                        Report of Independent Auditors

                        Federal Kemper Life Assurance Company Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, as of December 2002 and 2001.

                        Federal Kemper Life Assurance Company Statutory Statements of Operations, years ended December 31, 2002 and 2001

                        Federal Kemper Life Assurance Company Statutory Statements of Capital Stock and Surplus, years ended December 31, 2002 and 2001

                        Federal Kemper Life Assurance Company Statutory Statements of Cash Flows, years ended December 31, 2002 and 2001

                        Notes to Statutory Financial Statements

                        Federal Kemper Life Assurance Company Unaudited Pro Forma Statutory Statement of Operations for the year ended December 31, 2003

                        Notes to Unaudited Pro Forma Statutory Statement of Operations

(b) Exhibits:

/1/1.1 A copy of resolution of the Board of Directors of Federal Kemper Life Assurance Company dated May 23, 2003.

2.      Not Applicable.

/1/3.1  Distribution Agreement between Investors Brokerage Services, Inc. and
        FKLA.

/1/3.2  Selling Group Agreement of Investors Brokerage Services, Inc.

/1/3.3  General Agent Agreement.

/3/4.1  Form of Variable Annuity Contract.

/3/4.2  Zurich Safeguard Enhanced Death Benefit Rider

/3/4.3  Zurich Safeguard Plus Enhanced Death Benefit Rider

/1/4.4  Unisex Rider

/3/4.5    Form of Qualified Plan Rider

/1/4.6    Form of SIMPLE IRA - Individual Retirement Annuity Supplemental Rider

/1/4.7    Form of Roth Individual Retirement Annuity

/1/4.8    Form of 457 Deferred Compensation Rider

/1/4.9    Form of Individual Retirement Annuity Rider

/1/4.10   Form of Nursing Care Rider

/3/4.11   Form of ERISA Loan Rider

/3/5.     Form of Application.

/1/6.1 Federal Kemper Life Assurance Company Articles of Incorporation and By-laws.

7.        Not Applicable.

/3/8.1(a) Form of Fund Participation Agreement(Institutional Shares) among FKLA,
          Janus Aspen Series and Janus Capital Corporation.

/3/8.1(b) Form of Fund Participation Agreement(Service Shares) among FKLA, Janus
          Aspen Series and Janus Capital Corporation.

/3/8.2(a) Form of Participation Agreement among Variable Insurance
          Products Fund, Fidelity Distributors Corporation and FKLA.

/3/8.2(b) Form of Participation Agreement among Variable Insurance
          Products Fund II, Fidelity Distributors Corporation and FKLA.

/3/8.2(c) Form of Participation Agreement among Variable Insurance
          Products Fund III, Fidelity Distributors Corporation and FKLA.

/3/8.2(d) Form of Service Agreement between Fidelity Investments Institutional
          Operations Company, Inc. and FKLA.

/3/8.3(a) Form of Participation Agreement by and among The Alger American Fund,
          FKLA and Fred Alger & Company, Incorporated.

/3/8.3(b) Form of Service Agreements between Fred Alger Management, Inc. and
          FKLA

/3/8.4 Form of Fund Participation Agreement by and between FKLA and American Century Investment Management, Inc.

/3/8.5(a) Form of Participation Agreement among Franklin Templeton Variable
          Insurance Products Trust, Franklin Templeton Distributors, Inc. and FKLA.

/3/8.6(a) Form of Participation Agreement by and among FKLA, INVESCO Variable
          Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.

/3/8.6(b) Form of Administrative Service Agreement between INVESCO Funds Group,
          Inc., and FKLA

/3/8.7 Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and FKLA

/3/8.8 Form of Fund Participation Agreement between FKLA and Dreyfus Variable Investment Fund, Dreyfus Life and Annuity Index Fund Inc., Dreyfus Socially Responsible Growth Fund Inc. and Dreyfus Investment Portfolios.

8.9(a)    Fund Participation Agreement between FKLA and One Group Investment
          Trust.

8.9(b)    Form of Supplemental Payment Agreement (redacted)

/2/9.     Opinion and Consent of Counsel.

10.1 Consent of PricewaterhouseCoopers LLP, Independent Auditors (filed herewith).

10.2      Consent of KPMG LLP, Independent Auditors (filed herewith).

11.       Not Applicable.

12.       Not Applicable.

13.       [reserved]

14.       Bank One Corporation Organization Chart.

----------
/1/ Incorporated by reference to Registration Statement on Form N-4 (File No.
    333-106150) filed on or about June 16, 2003.

/2/ Incorporated by reference to Registration Statement on Form N-4 (File No.
    333-106312) filed on or about June 20, 2003

/3/ Incorporated herein by reference to Registration Statement on Form N-4
    (File No. 333-106312) filed on or about October 9, 2003.

Item 25.  Directors and Officers of Federal Kemper Life Assurance Company

        The directors and principal officers of FKLA are listed below together with their current positions. The address of each officer and director is 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.

               NAME                                                    OFFICE WITH FKLA
               ----                                                    ----------------
James L. Harlin.............................       President, Chief Executive Officer and Director
Russell M. Bostick..........................       Executive Vice President and Chief Information Officer
Jamie L. Riesterer .........................       Vice President and Treasurer
Jeffrey B. Tilley ..........................       Assistant Vice President and Controller
Kenneth N. Olson ...........................       Executive Vice President
Jeffrey S. Schlinsog........................       Chief Actuary and Director
Linda K. Wagner.............................       Executive Vice President and Director
Charles W. Scharf ..........................       Director

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

        See Exhibit 14 for organization chart of persons controlled by and under common control with Federal Kemper Life Assurance Company.

Item 27.  Number of Contract Owners

        Registrant has not commenced sales of the Contract, therefore there are no Contract Owners.

Item 28.  Indemnification

        To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article 30 of the By-Laws of Federal Kemper Life Assurance Company ("FKLA") provides that each director and officer of the company shall be indemnified by the company against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement, and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the company) in which he is a party or is threatened to be made a party by reason of his being or having been a director or officer of the company, or serving or having served, at the request of the company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of the company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of FKLA pursuant to the foregoing provisions, or otherwise, FKLA has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by FKLA of expenses incurred or paid by a director, officer, employee of agent of FKLA in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of FKLA in connection with variable annuity contracts, FKLA will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by FKLA is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.(a)  Principal Underwriter

        Investors Brokerage Services, Inc.("IBS"), a wholly owned subsidiary of Banc One Insurance Holdings, Inc., acts as principal underwriter for the FKLA Variable Annuity Separate Account. IBS also acts as principal underwriter for Kemper Investors Life Insurance Company's KILICO Variable Separate Account, KILICO Variable Annuity Separate Account and Kemper Investors Life Insurance Company Variable Annuity Account C.

Item 29.(b) Information Regarding Principal Underwriter, Investors Brokerage Services, Inc.

The address of each officer and director is 1600 McConnor Parkway, Schaumburg, IL 60196-6801.


                                                                        POSITION AND OFFICES
               NAME                                                       WITH UNDERWRITER
               ----                                                     --------------------
         James L. Harlin...........................................      Chairman and Director
         Michael E. Scherrman......................................      President and Director
         Jamie L. Riesterer........................................      Chief Financial Officer
         Thomas K. Walsh...........................................      Asst. Vice President and Chief Compliance Officer
         Kenneth N. Olson .........................................      Director
         Jeffrey A. Worf...........................................      Secretary

         Frank J. Julian...........................................      Assistant Secretary

Item 29.(c)

        Not applicable.

Item 30.  Location of Accounts and Records

        Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Federal Kemper Life Assurance Company at 2500 Westfield Drive, Elgin, Illinois 60123-7836.

Item 31.  Management Services

        Not applicable

Item 32.  Undertakings and Representations

                a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

                b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

                c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940

        Federal Kemper Life Assurance Company ("FKLA") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by FKLA.

Representation Regarding Contracts Issued to Participants of Tax-Sheltered Annuity Programs

        FKLA, depositor and sponsor of the registrant FKLA Variable Annuity Separate Account (the "Separate Account"), and Investors Brokerage Services, Inc. ("IBS"), the principal underwriter of the periodic payment variable annuity contracts (the "Contracts") issued by the registrant, will issue the Contracts to participants in IRC 403(b) Tax-Sheltered Annuity Programs in reliance upon, and in compliance with, the no-action letter dated November 28, 1988 to American Counsel of Life Insurance. In connection therewith, FKLA, the Separate Account and IBS represent that they will:

        1. Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with the Program;

        2. Include appropriate disclosure regarding the restrictions on redemption imposed by IRC Section 403(b)(11) in any sales literature used in connection with the offer of annuity contracts to 403(b) participants;

        3. Instruct sales people who solicit participants to purchase annuity contracts specifically to bring the restrictions on redemption imposed by IRC Section 403(b)11 to the attention of potential participants; and

        4. Obtain from each participant who purchases an IRC Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by IRC Section 403(b) and the investment alternatives available under the employer's IRC Section 403(b) arrangement, to which the participant may elect to transfer his or her contract value.

Representation Regarding Contracts Issued to Participants in the Texas Optional Retirement Program

        FKLA, depositor and sponsor of the registrant FKLA Variable Annuity Separate Account, and Investors Brokerage Services, Inc., the principal underwriter of the periodic payment variable annuity contracts (the "Contracts") issued by the registrant, will issue the Contracts to participants in the Texas Optional Retirement Program ("Program") in reliance upon, and in compliance with, Rule 6c-7 of the Investment Company Act of 1940, and represent that they will:

        1. Include appropriate disclosure regarding the restrictions on redemptions imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

        2. Include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of annuity contracts to Program participants;

        3. Instruct salespeople who solicit Program participants to purchase annuity contracts specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants; and

        4. Obtain from each Program participant who purchases an annuity contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FKLA Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Elgin and State of Illinois on the 29th day of April, 2004.

                                      FKLA VARIABLE ANNUITY SEPARATE ACCOUNT
                                      (Registrant)
                                      By: Federal Kemper Life Assurance Company


                                      BY:  /s/  James L. Harlin
                                      -----------------------------------------
                                      James L. Harlin, President and Chief
                                      Executive Officer

                                      FEDERAL KEMPER LIFE ASSURANCE COMPANY
                                      (Depositor)


                                      BY:  /s/  James L. Harlin
                                      -----------------------------------------
                                      James L. Harlin, President and Chief
                                      Executive Officer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Federal Kemper Life Assurance Company in the capacities indicated on the 29th day of April, 2004.

        SIGNATURE                                   TITLE


/s/  James L. Harlin            President, Chief Executive Officer and Director
----------------------------    (Principal Executive Officer)
James L. Harlin


/s/  Jamie L. Riesterer         Vice President and Treasurer (Principal
----------------------------    Financial Officer)
Jamie L. Riesterer


/s/  Jeffrey B. Tilley          Assistant Vice President and Controller
----------------------------    (Principal Accounting Officer)
Jeffrey B. Tilley


/s/ Jeffrey S. Schlinsog        Director
----------------------------
Jeffrey S. Schlinsog


/s/ Linda K. Wagner             Director
----------------------------
Linda K. Wagner

                                  EXHIBIT LIST

                                                                                SEQUENTIALLY
EXHIBIT                                                                         NUMBERED
NUMBER                            DESCRIPTION                                   PAGES
------                            -----------                                   ------------

8.9(a)  Fund Participation Agreement between FKLA and One Group Investment
        Trust.

8.9(b)  Form of Supplemental Payment Agreement (redacted)

10.1    Consent of PricewaterhouseCoopers LLP, independent auditors.

10.2    Consent of KPMG LLP, independent auditors

14.     Bank One Corporation Organizational Chart.